                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-2111

                       RIVERSOURCE LARGE CAP SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 7/31

Date of reporting period: 7/31

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
DISCIPLINED EQUITY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JULY 31, 2008
(Prospectus also enclosed)

RIVERSOURCE DISCIPLINED EQUITY FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    6

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Financial Statements...............   23

Notes to Financial Statements......   29

Report of Independent Registered
  Public Accounting Firm...........   51

Federal Income Tax Information.....   53

Board Members and Officers.........   54

Approval of Investment Management
  Services Agreement...............   58

Proxy Voting.......................   60



                     (DALBAR LOGO)

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The
Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
                    RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Disciplined Equity Fund (the Fund) Class A shares declined 13.40%
  (excluding sales charge) for the 12 months ended July 31, 2008.

> The Fund underperformed the unmanaged Standard & Poor's 500 (S&P 500 Index)
  Index which fell 11.09% for the annual period.

> The Fund also underperformed the Lipper Large-Cap Core Funds Index, representing the Fund's peer group, which declined 10.11% for the same period.

ANNUALIZED TOTAL RETURNS (for period ended July 31, 2008)
--------------------------------------------------------------------------------


                                                               Since
                                 1 year  3 years  5 years  inception(a)
-----------------------------------------------------------------------
RiverSource Disciplined Equity
  Fund Class A (excluding
  sales charge)                 -13.40%   +2.17%   +6.73%     +8.09%
-----------------------------------------------------------------------
S&P 500 Index (unmanaged)       -11.09%   +2.85%   +7.03%     +8.35%
-----------------------------------------------------------------------
Lipper Large-Cap Core Funds
  Index                         -10.11%   +3.12%   +6.31%     +7.48%
-----------------------------------------------------------------------



(a) Fund data is from April 24, 2003. S&P 500 Index and Lipper peer group data is from May 1, 2003.

(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------

LOGO

         STYLE
VALUE    BLEND   GROWTH
           X              LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
--------------------------------------------------------------------------------

                  Total  Net Expenses(a)
----------------------------------------
Class A           0.96%       0.96%
----------------------------------------
Class B           1.72%       1.72%
----------------------------------------
Class C           1.72%       1.72%
----------------------------------------
Class I           0.61%       0.61%
----------------------------------------
Class R2          1.41%       1.41%
----------------------------------------
Class R3          1.15%       1.15%
----------------------------------------
Class R4          0.91%       0.84%
----------------------------------------
Class R5          0.66%       0.66%
----------------------------------------
Class W           1.06%       1.06%
----------------------------------------


(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.04% for the year ended July 31, 2008), will not exceed 1.05% for Class A, 1.81% for Class B, 1.81% for Class C, 0.72% for Class I, 1.52% for Class R2, 1.27% for Class R3, 0.88% for Class R4, 0.77% for Class R5 and 1.17% for Class W.




--------------------------------------------------------------------------------
                    RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT JULY 31, 2008
                                                                SINCE
Without sales charge                1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 4/24/03)        -13.40%   +2.17%   +6.73%    +8.09%
-----------------------------------------------------------------------
Class B (inception 4/24/03)        -14.07%   +1.43%   +5.89%    +7.25%
-----------------------------------------------------------------------
Class C (inception 4/24/03)        -14.11%   +1.42%   +5.90%    +7.25%
-----------------------------------------------------------------------
Class I (inception 7/15/04)        -12.98%   +2.60%     N/A     +5.67%
-----------------------------------------------------------------------
Class R2 (inception 12/11/06)      -13.51%     N/A      N/A     -6.65%
-----------------------------------------------------------------------
Class R3 (inception 12/11/06)      -13.26%     N/A      N/A     -6.40%
-----------------------------------------------------------------------
Class R4 (inception 4/24/03)       -13.26%   +2.37%   +6.89%    +8.28%
-----------------------------------------------------------------------
Class R5 (inception 12/11/06)      -13.09%     N/A      N/A     -6.13%
-----------------------------------------------------------------------
Class W (inception 12/1/06)        -13.52%     N/A      N/A     -5.63%
-----------------------------------------------------------------------

With sales charge
Class A (inception 4/24/03)        -18.38%   +0.17%   +5.48%    +6.87%
-----------------------------------------------------------------------
Class B (inception 4/24/03)        -18.14%   +0.28%   +5.57%    +7.11%
-----------------------------------------------------------------------
Class C (inception 4/24/03)        -14.93%   +1.42%   +5.90%    +7.25%
-----------------------------------------------------------------------




--------------------------------------------------------------------------------
4  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


AT JUNE 30, 2008
                                                                SINCE
Without sales charge                1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 4/24/03)        -15.36%   +4.05%   +6.98%    +8.55%
-----------------------------------------------------------------------
Class B (inception 4/24/03)        -16.04%   +3.21%   +6.14%    +7.69%
-----------------------------------------------------------------------
Class C (inception 4/24/03)        -16.08%   +3.21%   +6.15%    +7.70%
-----------------------------------------------------------------------
Class I (inception 7/15/04)        -15.08%   +4.37%     N/A     +6.15%
-----------------------------------------------------------------------
Class R2 (inception 12/11/06)      -15.33%     N/A      N/A     -5.98%
-----------------------------------------------------------------------
Class R3 (inception 12/11/06)      -15.22%     N/A      N/A     -5.82%
-----------------------------------------------------------------------
Class R4 (inception 4/24/03)       -15.21%   +4.20%   +7.17%    +8.74%
-----------------------------------------------------------------------
Class R5 (inception 12/11/06)      -15.05%     N/A      N/A     -5.53%
-----------------------------------------------------------------------
Class W (inception 12/1/06)        -15.47%     N/A      N/A     -5.01%
-----------------------------------------------------------------------

With sales charge
Class A (inception 4/24/03)        -20.25%   +2.04%   +5.73%    +7.30%
-----------------------------------------------------------------------
Class B (inception 4/24/03)        -20.01%   +2.04%   +5.83%    +7.55%
-----------------------------------------------------------------------
Class C (inception 4/24/03)        -16.87%   +3.21%   +6.15%    +7.70%
-----------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.


--------------------------------------------------------------------------------
                    RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholder,

RiverSource Disciplined Equity Fund (the Fund) Class A shares declined 13.40% (excluding sales charge) for the 12 months ended July 31, 2008. The Fund underperformed the unmanaged Standard & Poor's 500 Index (S&P 500 Index), which fell 11.09%, as well as the Lipper Large-Cap Core Funds Index, representing the Fund's peer group, which declined 10.11%, for the same period.

SIGNIFICANT PERFORMANCE FACTORS
The annual period was a most challenging one, characterized by heightened concerns about weakness in the economy, ongoing turmoil in the housing and financial markets, a credit crunch and soaring commodity prices. As a result, equity volatility increased as the year progressed, peaking in March with the collapse of Bear Stearns and rearing its head again in June. Given the extreme pressure on the financial system, it makes sense that the financials sector, the largest weighting in the S&P 500 Index, performed worst. The resulting equity market decline was only partially mitigated by the impressive double-digit gains


SECTOR DIVERSIFICATION(1) (at July 31, 2008; % of portfolio assets)
---------------------------------------------------------------------

Consumer Discretionary                     10.1%
------------------------------------------------
Consumer Staples                           11.3%
------------------------------------------------
Energy                                     15.6%
------------------------------------------------
Financials                                 20.0%
------------------------------------------------
Health Care                                16.9%
------------------------------------------------
Industrials                                 7.6%
------------------------------------------------
Information Technology                     10.3%
------------------------------------------------
Materials                                   5.6%
------------------------------------------------
Telecommunication Services                  0.9%
------------------------------------------------
Utilities                                   0.7%
------------------------------------------------
Other(2)                                    1.0%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
(2) Cash & Cash Equivalents. The 1.0% is due to security lending activity.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
6  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


generated by the energy sector, as crude oil prices surged past $140 per barrel before falling back a bit to end July at just over $124 per barrel.

The Fund's performance resulted from the three quantitative investment models we employ in selecting stocks for the Fund's portfolio: momentum, value and quality. During the 12-month period, the momentum and quality models outperformed the S&P 500 Index, but not enough to offset the underperformance of the value model. The momentum model is designed, in part, to capture investor sentiment over the near to mid term, and it indeed did that, taking a strong lead during these challenging months. The quality model was intended to serve, in part, as a defensive measure during equity market corrections when investor risk aversion increases, and it, too, performed strongly. The value model was challenged primarily by exposure to financials and select consumer discretionary names. However, the value model performed well when the beaten-up financials sector rallied somewhat in January 2008 and again in July 2008. We believe that the style diversification provided by the three quantitative models is advantageous over the long-term, even though the Fund may experience underperformance in the short term.


TOP TEN HOLDINGS (at July 31, 2008; % of portfolio assets)
---------------------------------------------------------------------

Johnson & Johnson                           4.9%
------------------------------------------------
Pfizer                                      4.8%
------------------------------------------------
Chevron                                     4.5%
------------------------------------------------
Citigroup                                   3.0%
------------------------------------------------
Wal-Mart Stores                             2.8%
------------------------------------------------
Apple                                       2.7%
------------------------------------------------
Occidental Petroleum                        2.6%
------------------------------------------------
Monsanto                                    2.6%
------------------------------------------------
Exxon Mobil                                 2.6%
------------------------------------------------
Intel                                       2.3%
------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                    RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


Following a specific, disciplined process, we do not make sector or industry bets based on economic or equity market outlooks. That said, the Fund's quantitative models led to a bias toward quality stocks, which boosted results during the period, as these stocks performed comparatively well. At the same time, the Fund's models positioned the equity portfolios toward the cheapest P/E stocks and toward the mega-cap, or largest cap stocks, both of which detracted from results, as these equity sectors posted weak results. Stock selection within the mega-cap segment of the market, however, proved effective, contributing to the Fund's results.

Overall, sector allocation contributed to the Fund's performance, with sizable weightings in energy, health care and materials and only modest positions in industrials and telecommunications particularly helpful. Partially offsetting these positives were the detracting effects of having moderate allocations to the strongly performing consumer staples and utilities sectors and a significant exposure to the weaker financials and consumer discretionary sectors.

Because we use a bottom-up approach, it is not surprising that most of the Fund's underperformance came from stock selection. Specifically, stock selection in the financials sector detracted most, as it did to a lesser extent in consumer discretionary, health care and energy. This more than offset the combined effect of positive stock selection in industrials, materials and telecommunications.

Among individual holdings, information technology company APPLE, selected by the momentum model, contributed most to the Fund's



  During the 12-month period, the momentum and quality models outperformed the S&P 500 Index, but not enough to offset the underperformance of the value model.






--------------------------------------------------------------------------------
8  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



return. Other strong positive contributors included chemicals firm MONSANTO, selected by the momentum model; pharmaceutical company JOHNSON & JOHNSON, selected by the quality and momentum models; and energy companies OCCIDENTAL PETROLEUM, favored by the momentum model, and CHEVRON, initially chosen by the value model and then a quality model pick.

Stocks that detracted from the Fund's return included four financials companies, each selected by the value model, namely FANNIE MAE, CITIGROUP, FREDDIE MAC and WASHINGTON MUTUAL. Other poor performers during the period were pharmaceutical giant PFIZER, a value and quality model choice, and retailer HOME DEPOT, also a value and quality model selection.

At the end of July, the Fund's largest individual stock holdings were pharmaceutical companies JOHNSON & JOHNSON and PFIZER, the former a quality and momentum model choice and the latter a quality and value model pick; energy company CHEVRON, a quality model selection; information technology company APPLE, selected by the momentum model; and retailing giant WAL-MART STORES, a momentum and quality model pick.

CHANGES TO THE FUND'S PORTFOLIO
As a result of quantitative models-driven stock selection during the period, the Fund's sector allocations changed somewhat. For example, the Fund's exposure to financials, health care and materials increased relative to the S&P 500 Index. The Fund's positions in utilities and telecommunications decreased.

Our risk models limit the size of individual holdings, as well as sector and industry allocations, relative to the S&P 500 Index. For instance, the Fund's weightings by sector and industry can never be more than 6% overweighted or underweighted relative to the S&P 500 Index. We also apply additional risk measures that impose constraints on market capitalization, price, quality, turnover, transaction costs and other variables.


--------------------------------------------------------------------------------
                    RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


OUR FUTURE STRATEGY
We intend to continue seeking optimal returns for the Fund through the style diversification offered by our three quantitative investment models. We are convinced of the merit of our multifaceted, disciplined approach to managing risk in the portfolio and believe this combination of style diversification and rigorous risk management will allow us to maintain the high quality of the Fund's portfolio in whatever market conditions lie ahead.



(PHOTO - Dimitris Bertsimas)                                          (PHOTO - Gina Mourtzinou)

Dimitris Bertsimas, Ph.D.                                             Gina Mourtzinou, Ph.D.
Senior Portfolio Manager                                              Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
10  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Disciplined Equity Fund Class A shares (from 5/1/03 to 7/31/08)* as compared to the performance of two widely cited performance indices, the Standard & Poor's 500 Index and the Lipper Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from April 24, 2003. S&P 500 Index and Lipper peer group data is from May 1, 2003.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at July 31, 2008
                                                                                      SINCE
                                                     1 YEAR   3 YEARS   5 YEARS   INCEPTION(3)
RIVERSOURCE DISCIPLINED EQUITY FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $8,162   $10,051   $13,057      $14,202
----------------------------------------------------------------------------------------------
        Average annual total return                 -18.38%    +0.17%    +5.48%       +6.87%
----------------------------------------------------------------------------------------------
S&P 500 INDEX(1)
        Cumulative value of $10,000                  $8,891   $10,880   $14,045      $15,236
----------------------------------------------------------------------------------------------
        Average annual total return                 -11.09%    +2.85%    +7.03%       +8.35%
----------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX(2)
        Cumulative value of $10,000                  $8,989   $10,966   $13,579      $14,602
----------------------------------------------------------------------------------------------
        Average annual total return                 -10.11%    +3.12%    +6.31%       +7.48%
----------------------------------------------------------------------------------------------



Results for other share classes can be found on pages 4 and 5.


--------------------------------------------------------------------------------
12  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DISCIPLINED EQUITY FUND LINE GRAPH)

                     RIVERSOURCE DISCIPLINED
                           EQUITY FUND
                             CLASS A                                   LIPPER LARGE-CAP
                         (INCLUDES SALES              S&P 500             CORE FUNDS
                             CHARGE)                 INDEX(1)             INDEX(2)
                     -----------------------    ------------------    ------------------
5/1/03                      $ 9,425                  $10,000               $10,000
7/03                         10,254                   10,849                10,755
7/04                         11,483                   12,278                11,832
7/05                         13,315                   14,003                13,318
7/06                         14,147                   14,756                13,984
7/07                         16,399                   17,136                16,244
7/08                         14,202                   15,236                14,602




(1) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from April 24, 2003. S&P 500 Index and Lipper peer group data is from May 1, 2003.


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 FEB. 1, 2008  JULY 31, 2008  THE PERIOD(A)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  910.20        $4.46           .94%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.19        $4.72           .94%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  906.20        $8.06          1.70%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.41        $8.52          1.70%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  906.00        $8.01          1.69%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.46        $8.47          1.69%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  912.30        $2.76           .58%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.98        $2.92           .58%
------------------------------------------------------------------------------------------

Class R2
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  908.80        $6.64          1.40%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.90        $7.02          1.40%
------------------------------------------------------------------------------------------

Class R3
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  910.40        $5.46          1.15%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.14        $5.77          1.15%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  910.60        $3.85           .81%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.84        $4.07           .81%
------------------------------------------------------------------------------------------

Class R5
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  911.90        $3.04           .64%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.68        $3.22           .64%

------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------


                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 FEB. 1, 2008  JULY 31, 2008  THE PERIOD(A)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class W
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  908.50        $4.89          1.03%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.74        $5.17          1.03%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended July 31, 2008: -8.98% for Class A, -9.38% for Class B, -9.40% for Class C, -8.77% for Class I, -9.12% for Class R2, -8.96% for Class R3, -8.94% for Class R4, -8.81% for Class R5 and -9.15% for Class W.


--------------------------------------------------------------------------------
16  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

JULY 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (99.3%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (0.8%)
General Dynamics                                        150,467           $13,412,629
United Technologies                                     170,133            10,885,109
                                                                      ---------------
Total                                                                      24,297,738
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.2%)
CH Robinson Worldwide                                   104,757             5,049,287
United Parcel Service Cl B                               29,657             1,870,764
                                                                      ---------------
Total                                                                       6,920,051
-------------------------------------------------------------------------------------

AUTO COMPONENTS (0.7%)
Johnson Controls                                        666,450            20,100,132
-------------------------------------------------------------------------------------

AUTOMOBILES (0.6%)
Ford Motor                                            1,207,269(b)          5,794,891
General Motors                                          561,121(d)          6,211,609
Harley-Davidson                                         144,208             5,456,831
                                                                      ---------------
Total                                                                      17,463,331
-------------------------------------------------------------------------------------

BEVERAGES (2.6%)
Coca-Cola                                               523,483            26,959,375
Coca-Cola Enterprises                                   139,108             2,355,098
Pepsi Bottling Group                                     80,083             2,230,312
PepsiCo                                                 690,410            45,953,689
                                                                      ---------------
Total                                                                      77,498,474
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (1.4%)
Biogen Idec                                             170,084(b)         11,865,060
Gilead Sciences                                         566,217(b)         30,564,394
                                                                      ---------------
Total                                                                      42,429,454
-------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.2%)
Masco                                                   390,239             6,435,041
-------------------------------------------------------------------------------------

CAPITAL MARKETS (3.2%)
Charles Schwab                                          175,448             4,016,005
E*TRADE Financial                                       256,004(b)            773,132
Goldman Sachs Group                                      25,923             4,770,869
Lehman Brothers Holdings                                433,434             7,515,746
Merrill Lynch & Co                                      719,901            19,185,362
Morgan Stanley                                          998,145            39,406,764
State Street                                            238,016            17,051,466
T Rowe Price Group                                       28,175             1,686,274
                                                                      ---------------
Total                                                                      94,405,618
-------------------------------------------------------------------------------------

CHEMICALS (4.6%)
Air Products & Chemicals                                 55,173             5,253,021
Ashland                                                   8,000               334,160
Dow Chemical                                            471,165            15,694,506
Ecolab                                                   67,323             3,009,338
Monsanto                                                650,758            77,511,786
PPG Inds                                                 66,308             4,020,917
Praxair                                                 254,218            23,827,853
Sigma-Aldrich                                            99,276             6,030,024
                                                                      ---------------
Total                                                                     135,681,605
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.6%)
BB&T                                                    447,110(d)         12,528,022
Comerica                                                171,854             4,935,647
Fifth Third Bancorp                                     368,605             5,149,412
First Horizon Natl                                      264,891(d)          2,489,975
Huntington Bancshares                                   363,386             2,550,970
KeyCorp                                                 218,200             2,302,010
Marshall & Ilsley                                        55,025               836,380
Natl City                                               934,379(d)          4,419,613
SunTrust Banks                                           64,075             2,630,920
Synovus Financial                                       135,983(d)          1,293,198
US Bancorp                                              128,076             3,920,406
Wachovia                                                285,836             4,936,388
                                                                      ---------------
Total                                                                      47,992,941
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT  17

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

COMMERCIAL SERVICES & SUPPLIES (0.1%)
Avery Dennison                                           38,795            $1,707,368
RR Donnelley & Sons                                      79,664             2,127,029
                                                                      ---------------
Total                                                                       3,834,397
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.1%)
Juniper Networks                                        104,860(b)          2,729,506
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (3.2%)
Apple                                                   513,868(b)         81,679,319
IBM                                                      34,285             4,387,794
Lexmark Intl Cl A                                       180,264(b)          6,323,661
QLogic                                                  139,178(b)          2,622,114
                                                                      ---------------
Total                                                                      95,012,888
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.2%)
Fluor                                                    35,437             2,882,800
Jacobs Engineering Group                                 46,748(b)          3,615,490
                                                                      ---------------
Total                                                                       6,498,290
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.1%)
SLM                                                     101,227(b)          1,734,019
-------------------------------------------------------------------------------------

DISTRIBUTORS (0.2%)
Genuine Parts                                           157,293             6,309,022
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.1%)
H&R Block                                               128,936             3,137,013
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (5.5%)
Bank of America                                         819,279            26,954,279
CIT Group                                               293,875             2,492,060
Citigroup                                             4,776,349            89,269,962
CME Group                                                10,890             3,921,816
JPMorgan Chase & Co                                   1,027,716            41,756,101
                                                                      ---------------
Total                                                                     164,394,218
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.9%)
Embarq                                                   90,976             4,163,972
Verizon Communications                                  706,965            24,065,088
                                                                      ---------------
Total                                                                      28,229,060
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.5%)
Duke Energy                                             113,096             1,988,228
FirstEnergy                                             187,110            13,761,940
                                                                      ---------------
Total                                                                      15,750,168
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.2%)
Emerson Electric                                        124,001             6,038,849
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.6%)
BJ Services                                              67,770             1,992,438
Cameron Intl                                             68,834(b)          3,287,512
ENSCO Intl                                               20,563             1,421,726
Nabors Inds                                             113,617(b,c)        4,142,476
Natl Oilwell Varco                                       82,932(b)          6,520,943
Smith Intl                                                  877                65,231
Transocean                                              113,792(b)         15,479,125
Weatherford Intl                                        396,020(b)         14,941,835
                                                                      ---------------
Total                                                                      47,851,286
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (3.7%)
Costco Wholesale                                        183,079            11,475,392
Safeway                                                 318,606             8,513,152
SUPERVALU                                                79,252             2,030,436
Walgreen                                                155,755             5,348,627
Wal-Mart Stores                                       1,428,204            83,721,318
                                                                      ---------------
Total                                                                     111,088,925
-------------------------------------------------------------------------------------

FOOD PRODUCTS (0.5%)
Archer-Daniels-Midland                                  133,678             3,827,201
Dean Foods                                               27,032(b)            575,782
HJ Heinz                                                 77,259             3,892,308
Sara Lee                                                476,830             6,513,498
                                                                      ---------------
Total                                                                      14,808,789
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Becton Dickinson & Co                                    52,477             4,455,822
CR Bard                                                  61,637             5,722,379
Varian Medical Systems                                   97,154(b)          5,829,240
                                                                      ---------------
Total                                                                      16,007,441
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.1%)
Aetna                                                   110,399             4,527,463
Cardinal Health                                         193,112            10,375,908
CIGNA                                                   511,572            18,938,395
Express Scripts                                         312,689(b)         22,057,082
Health Management Associates Cl A                        67,300(b)            413,895
Humana                                                  103,989(b)          4,566,157
Laboratory Corp of America Holdings                       9,029(b)            610,180
Medco Health Solutions                                  554,391(b)         27,486,706


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
HEALTH CARE PROVIDERS & SERVICES (CONT.)
Quest Diagnostics                                        37,962            $2,018,060
Tenet Healthcare                                        456,110(b)          2,640,877
                                                                      ---------------
Total                                                                      93,634,723
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.2%)
Intl Game Technology                                    192,159             4,171,772
McDonald's                                              493,202            29,488,548
Wendy's Intl                                             50,234             1,152,870
Wyndham Worldwide                                        46,479               833,833
                                                                      ---------------
Total                                                                      35,647,023
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.7%)
Black & Decker                                           29,679             1,781,334
Centex                                                  168,771             2,477,558
DR Horton                                               693,693             7,713,867
KB Home                                                  68,347             1,202,224
Lennar Cl A                                             165,396             2,001,292
Pulte Homes                                             202,526             2,472,842
Snap-On                                                  23,267             1,309,699
Stanley Works                                            13,005               578,462
                                                                      ---------------
Total                                                                      19,537,278
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (3.5%)
Colgate-Palmolive                                       392,107            29,121,787
Kimberly-Clark                                          257,974            14,918,636
Procter & Gamble                                        898,023            58,802,546
                                                                      ---------------
Total                                                                     102,842,969
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.5%)
3M                                                      664,986            46,808,365
Textron                                                 180,304             7,837,815
Tyco Intl                                               422,577(c)         18,830,031
                                                                      ---------------
Total                                                                      73,476,211
-------------------------------------------------------------------------------------

INSURANCE (7.9%)
ACE                                                     378,651(c)         19,197,606
AFLAC                                                   447,992            24,912,835
Allstate                                                913,087            42,202,881
Ambac Financial Group                                   288,197               726,256
American Intl Group                                     803,418            20,929,039
Assurant                                                 27,878             1,676,025
Chubb                                                   428,603            20,590,088
Cincinnati Financial                                     28,900               804,576
Genworth Financial Cl A                                 656,721            10,487,834
Lincoln Natl                                             18,186               867,472
Marsh & McLennan Companies                              236,739             6,687,877
MBIA                                                    209,475(d)          1,242,187
Progressive                                           1,404,343            28,437,946
Prudential Financial                                     81,341             5,610,089
Safeco                                                   97,345             6,440,345
Torchmark                                                89,376             5,188,277
Travelers Companies                                     639,459            28,212,931
Unum Group                                              358,253             8,655,392
XL Capital Cl A                                          94,342(c)          1,687,778
                                                                      ---------------
Total                                                                     234,557,434
-------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.2%)
Amazon.com                                               61,740(b)          4,713,232
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.7%)
Google Cl A                                              46,428(b)         21,995,265
-------------------------------------------------------------------------------------

IT SERVICES (1.6%)
Affiliated Computer Services Cl A                        18,684(b)            900,569
Automatic Data Processing                                78,311             3,344,663
MasterCard Cl A                                          86,337            21,079,178
Paychex                                                  98,702             3,249,270
Total System Services                                    65,805             1,288,462
Western Union                                           593,498            16,404,285
                                                                      ---------------
Total                                                                      46,266,427
-------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.5%)
Brunswick                                               100,213             1,292,748
Eastman Kodak                                           232,404             3,402,395
Mattel                                                  530,174            10,629,988
                                                                      ---------------
Total                                                                      15,325,131
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.3%)
Applied Biosystems                                       96,483(g)          3,563,117
Waters                                                   59,289(b)          4,028,095
                                                                      ---------------
Total                                                                       7,591,212
-------------------------------------------------------------------------------------

MACHINERY (1.4%)
Deere & Co                                              337,116            23,652,058
Illinois Tool Works                                      99,790             4,675,162
Ingersoll-Rand Cl A                                     296,130(c)         10,660,680
Manitowoc                                                41,277             1,088,062
Parker Hannifin                                          19,313             1,191,226
                                                                      ---------------
Total                                                                      41,267,188
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT  19

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

MEDIA (0.8%)
CBS Cl B                                                836,744           $13,689,132
Gannett                                                 498,635             9,035,266
Meredith                                                 14,134               361,265
New York Times Cl A                                     109,515(d)          1,378,794
                                                                      ---------------
Total                                                                      24,464,457
-------------------------------------------------------------------------------------

METALS & MINING (1.0%)
Freeport-McMoRan Copper & Gold                           37,306             3,609,356
Newmont Mining                                          264,476            12,684,269
Nucor                                                   251,492            14,390,372
                                                                      ---------------
Total                                                                      30,683,997
-------------------------------------------------------------------------------------

MULTILINE RETAIL (0.2%)
Family Dollar Stores                                    102,849             2,396,382
Kohl's                                                   85,519(b)          3,584,101
                                                                      ---------------
Total                                                                       5,980,483
-------------------------------------------------------------------------------------

MULTI-UTILITIES (0.2%)
NiSource                                                121,389             2,073,324
TECO Energy                                              83,991             1,558,033
Xcel Energy                                              89,446             1,794,287
                                                                      ---------------
Total                                                                       5,425,644
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (14.0%)
Anadarko Petroleum                                      273,837            15,857,901
Apache                                                   49,069             5,504,070
Chevron                                               1,592,569           134,667,634
ConocoPhillips                                          213,132            17,395,834
CONSOL Energy                                           146,591            10,904,904
Devon Energy                                             48,553             4,607,194
EOG Resources                                           152,412            15,321,978
Exxon Mobil                                             962,007            77,374,223
Hess                                                     54,510             5,527,314
Marathon Oil                                            363,777            17,996,048
Massey Energy                                            64,559             4,793,506
Murphy Oil                                              110,749             8,830,018
Occidental Petroleum                                  1,003,658            79,118,360
Peabody Energy                                          262,364            17,748,925
Sunoco                                                   29,899             1,214,198
Tesoro                                                   98,048             1,513,861
                                                                      ---------------
Total                                                                     418,375,968
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.1%)
Estee Lauder Companies Cl A                              46,161             2,035,700
-------------------------------------------------------------------------------------

PHARMACEUTICALS (11.6%)
Allergan                                                 56,596             2,939,030
Barr Pharmaceuticals                                      9,508(b)            627,338
Eli Lilly & Co                                          295,088            13,901,596
Forest Laboratories                                     149,667(b)          5,314,675
Johnson & Johnson                                     2,120,920           145,219,392
King Pharmaceuticals                                    400,546(b)          4,610,284
Merck & Co                                              772,283            25,408,111
Mylan                                                   138,890(b)          1,801,403
Pfizer                                                7,750,509           144,702,003
                                                                      ---------------
Total                                                                     344,523,832
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.5%)
HCP                                                     198,201             7,149,110
Public Storage                                           99,036             8,110,058
                                                                      ---------------
Total                                                                      15,259,168
-------------------------------------------------------------------------------------

ROAD & RAIL (1.8%)
Burlington Northern Santa Fe                            118,327            12,321,391
CSX                                                     248,524            16,795,252
Norfolk Southern                                         72,837             5,238,437
Ryder System                                             35,293             2,327,926
Union Pacific                                           208,552            17,193,027
                                                                      ---------------
Total                                                                      53,876,033
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.4%)
Intel                                                 3,083,693            68,427,147
MEMC Electronic Materials                                44,937(b)          2,076,539
NVIDIA                                                   95,822(b)          1,096,204
Xilinx                                                   54,132             1,344,098
                                                                      ---------------
Total                                                                      72,943,988
-------------------------------------------------------------------------------------

SOFTWARE (2.4%)
BMC Software                                            153,194(b)          5,038,551
Electronic Arts                                          70,423(b)          3,040,865
Microsoft                                             1,151,519            29,617,069
Oracle                                                1,507,562(b)         32,457,809
                                                                      ---------------
Total                                                                      70,154,294
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (4.0%)
Abercrombie & Fitch Cl A                                 47,279             2,610,746
AutoNation                                              173,695(b)          1,792,532
AutoZone                                                 41,363(b)          5,389,185
Bed Bath & Beyond                                       172,209(b)          4,792,576
Best Buy                                                144,404             5,735,727


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
SPECIALTY RETAIL (CONT.)
GameStop Cl A                                            92,505(b)         $3,747,378
Gap                                                     368,056             5,933,063
Home Depot                                            2,249,714            53,610,686
Lowe's Companies                                      1,222,095            24,832,970
Office Depot                                            149,209(b)          1,014,621
RadioShack                                              168,700             2,813,916
Sherwin-Williams                                         53,160             2,830,770
Staples                                                  28,256               635,760
TJX Companies                                            93,120             3,139,075
                                                                      ---------------
Total                                                                     118,879,005
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.0%)
Coach                                                   206,729(b)          5,273,657
Jones Apparel Group                                     116,009             1,941,991
Liz Claiborne                                           229,550             3,000,219
Nike Cl B                                               250,207            14,682,146
VF                                                       80,201             5,740,787
                                                                      ---------------
Total                                                                      30,638,800
-------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.3%)
Fannie Mae                                            1,336,093            15,365,070
Freddie Mac                                             794,150             6,488,206
Hudson City Bancorp                                     416,370             7,602,916
MGIC Investment                                         217,148(d)          1,389,747
Sovereign Bancorp                                       259,714             2,472,477
Washington Mutual                                     1,140,168(d)          6,077,095
                                                                      ---------------
Total                                                                      39,395,511
-------------------------------------------------------------------------------------

TOBACCO (1.0%)
Altria Group                                            377,005             7,672,052
Philip Morris Intl                                      377,005            19,472,308
UST                                                      30,691             1,614,654
                                                                      ---------------
Total                                                                      28,759,014
-------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.1%)
WW Grainger                                              42,704             3,822,435
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $3,449,006,497)                                                 $2,958,720,678
-------------------------------------------------------------------------------------



MONEY MARKET FUND (1.0%)(e)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 2.54%              29,160,041(f)        $29,160,041
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $29,160,041)                                                       $29,160,041
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $3,478,166,538)(h)                                              $2,987,880,719
=====================================================================================



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2008, the value of foreign securities represented 1.8% of net assets.

(d) At July 31, 2008, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 1.0% of net assets. See Note 5 to the financial statements.

(f) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at July 31, 2008.

(g) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT  21

(h) At July 31, 2008, the cost of securities for federal income tax purposes was $3,482,874,307 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                         $182,589,649
Unrealized depreciation                         (677,583,237)
------------------------------------------------------------
Net unrealized depreciation                    $(494,993,588)
------------------------------------------------------------


The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
22  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT

FINANCIAL STATEMENTS -----------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2008


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $3,449,006,497)       $2,958,720,678
  Affiliated money market fund (identified cost $29,160,041)       29,160,041
-----------------------------------------------------------------------------
Total investments in securities (identified cost
  $3,478,166,538)                                               2,987,880,719
Capital shares receivable                                           7,901,741
Dividends receivable                                                3,662,482
Receivable for investment securities sold                          18,579,000
-----------------------------------------------------------------------------
Total assets                                                    3,018,023,942
-----------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                              4,942,098
Payable for investment securities purchased                         5,434,457
Payable upon return of securities loaned                           28,947,000
Accrued investment management services fees                            47,412
Accrued distribution fees                                              17,809
Accrued transfer agency fees                                            8,141
Accrued administrative services fees                                    4,325
Accrued plan administration services fees                                 874
Other accrued expenses                                                245,899
-----------------------------------------------------------------------------
Total liabilities                                                  39,648,015
-----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock             $2,978,375,927

-----------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT  23

JULY 31, 2008


REPRESENTED BY
Capital stock -- $.01 par value                                $    5,066,590
Additional paid-in capital                                      3,372,897,811
Undistributed net investment income                                26,278,639
Accumulated net realized gain (loss)                               64,376,402
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                     (490,243,515)
-----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                $2,978,375,927
-----------------------------------------------------------------------------
*Including securities on loan, at value                        $   26,940,910
-----------------------------------------------------------------------------




NET ASSET VALUE PER SHARE
                                                                   NET ASSETS  SHARES OUTSTANDING  NET ASSET VALUE PER SHARE
Class A                                                        $1,067,408,739         181,520,585                      $5.88(1)
Class B                                                        $   35,383,368           6,102,723                      $5.80
Class C                                                        $    2,787,743             482,134                      $5.78
Class I                                                        $  391,424,906          66,059,325                      $5.93
Class R2                                                       $        3,886                 661                      $5.88
Class R3                                                       $        3,892                 661                      $5.89
Class R4                                                       $  126,215,819          21,367,300                      $5.91
Class R5                                                       $        3,897                 661                      $5.90
Class W                                                        $1,355,143,677         231,124,956                      $5.86
----------------------------------------------------------------------------------------------------------------------------


(1) The maximum offering price per share for Class A is $6.24. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 2008


INVESTMENT INCOME
Income:
Dividends                                                      $  73,023,497
Interest                                                              34,939
Income distributions from affiliated money market fund             2,535,607
Fee income from securities lending                                   371,237
----------------------------------------------------------------------------
Total income                                                      75,965,280
----------------------------------------------------------------------------
Expenses:
Investment management services fees                               17,556,244
Distribution fees
  Class A                                                          3,199,228
  Class B                                                            550,860
  Class C                                                             31,395
  Class R2                                                                22
  Class R3                                                                11
  Class W                                                          3,483,017
Transfer agency fees
  Class A                                                          1,263,544
  Class B                                                             61,169
  Class C                                                              3,295
  Class R2                                                                 3
  Class R3                                                                 3
  Class R4                                                            71,684
  Class R5                                                                 3
  Class W                                                          2,786,414
Administrative services fees                                       1,701,542
Plan administration services fees
  Class R2                                                                11
  Class R3                                                                11
  Class R4                                                           358,419
Compensation of board members                                         63,212
Custodian fees                                                       246,979
Printing and postage                                                 231,535
Registration fees                                                    174,925
Professional fees                                                     73,045
Other                                                                117,553
----------------------------------------------------------------------------
Total expenses                                                    31,974,124
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                                  (101,556)
  Earnings and bank fee credits on cash balances                     (79,613)
----------------------------------------------------------------------------
Total net expenses                                                31,792,955
----------------------------------------------------------------------------
Investment income (loss) -- net                                   44,172,325

----------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT  25

YEAR ENDED JULY 31, 2008


REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                        $ 112,424,784
  Futures contracts                                               (8,587,777)
----------------------------------------------------------------------------
Net realized gain (loss) on investments                          103,837,007
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                            (641,572,651)
----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies           (537,735,644)
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                   $(493,563,319)
----------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS


YEAR ENDED JULY 31,                                                 2008            2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                $   44,172,325  $   26,328,359
Net realized gain (loss) on investments                           103,837,007     175,329,400
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                             (641,572,651)     99,972,248
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                     (493,563,319)    301,630,007
---------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                       (11,230,396)    (11,770,748)
    Class B                                                                --        (119,376)
    Class C                                                            (4,379)         (7,167)
    Class I                                                        (5,698,153)     (4,503,510)
    Class R2                                                              (28)            (53)
    Class R3                                                              (40)            (53)
    Class R4                                                       (1,390,578)     (2,093,617)
    Class R5                                                              (54)            (54)
    Class W                                                       (14,867,518)         (4,357)
  Net realized gain
    Class A                                                       (68,772,061)    (98,698,411)
    Class B                                                        (3,058,960)     (5,457,193)
    Class C                                                          (169,022)       (199,900)
    Class I                                                       (24,176,366)    (28,282,528)
    Class R2                                                             (244)           (338)
    Class R3                                                             (244)           (338)
    Class R4                                                       (7,584,972)    (15,612,336)
    Class R5                                                             (244)           (338)
    Class W                                                       (74,056,615)        (27,397)
---------------------------------------------------------------------------------------------
Total distributions                                              (211,009,874)   (166,777,714)

---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT  27

YEAR ENDED JULY 31,                                                 2008            2007
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                               $   49,740,163  $   88,546,740
  Class B shares                                                    5,505,096      11,644,836
  Class C shares                                                      976,461         962,793
  Class I shares                                                  120,762,575     268,920,269
  Class R2 shares                                                          --           5,000
  Class R3 shares                                                          --           5,000
  Class R4 shares                                                  25,111,692      96,913,115
  Class R5 shares                                                          --           5,000
  Class W shares                                                1,465,443,768     847,280,579
Reinvestment of distributions at net asset value
  Class A shares                                                   74,058,485     101,787,281
  Class B shares                                                    3,022,150       5,504,829
  Class C shares                                                      167,943         204,516
  Class I shares                                                   29,873,023      32,784,089
  Class R4 shares                                                   8,975,550      17,705,953
  Class W shares                                                   88,923,836          31,356
Payments for redemptions
  Class A shares                                                 (215,746,354)   (248,119,981)
  Class B shares                                                  (24,117,349)    (34,806,536)
  Class C shares                                                   (1,059,851)       (749,148)
  Class I shares                                                 (108,422,258)   (138,117,054)
  Class R4 shares                                                 (37,030,416)   (203,796,200)
  Class W shares                                                 (622,614,805)    (82,651,517)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                    863,569,709     764,060,920
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                           158,996,516     898,913,213
Net assets at beginning of year                                 2,819,379,411   1,920,466,198
---------------------------------------------------------------------------------------------
Net assets at end of year                                      $2,978,375,927  $2,819,379,411
---------------------------------------------------------------------------------------------
Undistributed net investment income                            $   26,278,639  $   15,309,316
---------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Disciplined Equity Fund (the Fund) is a series of RiverSource Large Cap Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Large Cap Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in equity securities of companies listed on U.S. exchanges with market capitalizations greater than $5 billion at the time of purchase.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

- Class W shares are sold without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At July 31, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the affiliated funds-of-funds owned 100% of Class I shares and the Investment Manager owned 100% of Class R2, Class R3 and Class R5 shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT  29

VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of

--------------------------------------------------------------------------------
30 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At July 31, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At July 31, 2008, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT  31

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At July 31, 2008, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, re-characterization of REIT distributions and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.


--------------------------------------------------------------------------------
32  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $11,856 and accumulated net realized gain has been increased by $11,856.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED JULY 31,                          2008        2007*
-----------------------------------------------------------------
CLASS A
Distributions paid from:
    Ordinary income....................  $29,513,520  $55,821,524
    Long-term capital gain.............   50,488,937   54,647,635
CLASS B
Distributions paid from:
    Ordinary income....................      813,265    2,555,014
    Long-term capital gain.............    2,245,695    3,021,555
CLASS C
Distributions paid from:
    Ordinary income....................       49,313       96,386
    Long-term capital gain.............      124,088      110,681
CLASS I
Distributions paid from:
    Ordinary income....................   12,125,448   17,126,482
    Long-term capital gain.............   17,749,071   15,659,556
CLASS R2
Distributions paid from:
    Ordinary income....................           93          204
    Long-term capital gain.............          179          187
CLASS R3
Distributions paid from:
    Ordinary income....................          105          204
    Long-term capital gain.............          179          187
CLASS R4
Distributions paid from:
    Ordinary income....................    3,407,046    9,061,667
    Long-term capital gain.............    5,568,504    8,644,286
CLASS R5
Distributions paid from:
    Ordinary income....................          119          205
    Long-term capital gain.............          179          187
CLASS W
Distributions paid from:
    Ordinary income....................   34,555,495       16,585
    Long-term capital gain.............   54,368,638       15,169


* Class R2, Class R3 and Class R5 are for the period from Dec. 11, 2006 (inception Date) to July 31, 2007. Class W is for the period from Dec. 1, 2006 (inception date) to July 31, 2007.


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT  33

At July 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $  26,316,607
Undistributed accumulated long-term gain.......  $  69,084,171
Unrealized appreciation (depreciation).........  $(494,989,252)


RECENT ACCOUNTING PRONOUNCEMENTS
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after Nov. 15, 2008. As of July 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning Aug. 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


--------------------------------------------------------------------------------
34  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Large-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $1,361,345 for the year ended July 31, 2008. The management fee for the year ended July 31, 2008 was 0.53% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. The fee for the year ended July 31, 2008 was 0.05% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2008, other expenses paid to this company were $12,086.

COMPENSATION OF BOARD MEMBERS
Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT  35

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $923,000 and $23,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2008, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGE
Sales charges received by the Distributor for distributing Fund shares were $384,412 for Class A, $28,089 for Class B and $320 for Class C for the year ended July 31, 2008.


--------------------------------------------------------------------------------
36  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended July 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class R2............................................  1.16%
Class R3............................................  0.90
Class R4............................................  0.84


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class R4..........................................  $99,480


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2..........................................  $   11
Class R3..........................................      11
Class R4..........................................   2,054


Under an agreement which was effective until July 31, 2008, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  1.09%
Class B.............................................  1.85
Class C.............................................  1.85
Class I.............................................  0.78
Class R2............................................  1.58
Class R3............................................  1.33
Class R4............................................  0.88
Class R5............................................  0.83
Class W.............................................  1.23


Effective August 1, 2008, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until July 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any

--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT 37 performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  1.05%
Class B.............................................  1.81
Class C.............................................  1.81
Class I.............................................  0.72
Class R2............................................  1.52
Class R3............................................  1.27
Class R4............................................  0.88
Class R5............................................  0.77
Class W.............................................  1.17


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS
During the year ended July 31, 2008, the Fund's custodian and transfer agency fees were reduced by $79,613 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,581,232,117 and $1,875,992,176, respectively, for the year ended July 31, 2008. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:


                                          YEAR ENDED JULY 31, 2008
                                       ISSUED FOR
                                       REINVESTED                        NET
                            SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
------------------------------------------------------------------------------------
Class A                   7,609,621    10,923,080   (32,329,627)     (13,796,926)
Class B                     826,089       449,725    (3,897,874)      (2,622,060)
Class C                     150,658        25,066      (161,175)          14,549
Class I                  17,804,029     4,380,209   (16,813,974)       5,370,264
Class R4                  3,752,567     1,317,996    (5,442,436)        (371,873)
Class W                 213,069,694    13,134,983   (98,243,751)     127,960,926
------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
38  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT

                                          YEAR ENDED JULY 31, 2007
                                       ISSUED FOR
                                       REINVESTED                        NET
                            SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
------------------------------------------------------------------------------------
Class A                  12,174,430    14,582,705   (34,507,399)      (7,750,264)
Class B                   1,639,136       796,647    (4,750,576)      (2,314,793)
Class C                     135,752        29,640      (105,911)          59,481
Class I                  37,783,228     4,670,098   (18,989,372)      23,463,954
Class R2(a)                     661            --            --              661
Class R3(a)                     661            --            --              661
Class R4                 13,970,887     2,529,422   (27,927,795)     (11,427,486)
Class R5(a)                     661            --            --              661
Class W(b)              114,252,036         4,492   (11,092,498)     103,164,030
------------------------------------------------------------------------------------


(a) For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(b) For the period from Dec. 1, 2006 (inception date) to July 31, 2007.

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the Investment Management Services Agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At July 31, 2008, securities valued at $26,940,910 were on loan to brokers. For collateral, the Fund received $28,947,000 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the Portfolio of Investments. Income from securities lending amounted to $371,237 for the year ended July 31, 2008. Expenses paid to the Investment Manager as securities lending agent were $9,660 for the year ended July 31, 2008, which are included in other expenses on the Statement of Operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT  39

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $1,215,814,562 and $1,194,979,908, respectively, for the year ended July 31, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at July 31, 2008, can be found in the Portfolio of Investments.

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended July 31, 2008.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery.

--------------------------------------------------------------------------------
40  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT

Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT  41

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                         2008        2007        2006        2005        2004
Net asset value, beginning of period                $7.22       $6.74       $6.70       $5.95       $5.44
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .09(b)      .08(b)      .06         .04         .02
Net gains (losses) (both realized and
 unrealized)                                        (1.00)        .97         .35         .90         .63
---------------------------------------------------------------------------------------------------------
Total from investment operations                     (.91)       1.05         .41         .94         .65
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.06)       (.06)       (.06)       (.03)       (.02)
Distributions from realized gains                    (.37)       (.51)       (.31)       (.16)       (.12)
---------------------------------------------------------------------------------------------------------
Total distributions                                  (.43)       (.57)       (.37)       (.19)       (.14)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.88       $7.22       $6.74       $6.70       $5.95
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)            $1,067      $1,410      $1,368         $28         $13
---------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         .96%       1.05%       1.05%       1.35%       1.91%
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     .96%       1.03%       1.02%       1.25%       1.13%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.35%       1.13%        .95%        .84%        .65%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               58%         62%        137%         64%         64%
---------------------------------------------------------------------------------------------------------
                                                   (13.4-
Total return(g)                                        0%)     15.92%       6.25%      15.95%      11.99%
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(g) Total return does not reflect payment of a sales charge.


--------------------------------------------------------------------------------
42  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT

CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                         2008        2007        2006        2005        2004
Net asset value, beginning of period                $7.12       $6.65       $6.62       $5.90       $5.43
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .04(b)      .03(b)      .01         .02        (.02)
Net gains (losses) (both realized and
 unrealized)                                         (.99)        .96         .34         .86         .61
---------------------------------------------------------------------------------------------------------
Total from investment operations                     (.95)        .99         .35         .88         .59
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --        (.01)       (.01)         --          --
Distributions from realized gains                    (.37)       (.51)       (.31)       (.16)       (.12)
---------------------------------------------------------------------------------------------------------
Total distributions                                  (.37)       (.52)       (.32)       (.16)       (.12)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.80       $7.12       $6.65       $6.62       $5.90
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $35         $62         $73          $9          $3
---------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                        1.72%       1.82%       1.85%       2.13%       2.73%
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                    1.72%       1.79%       1.82%       2.04%       1.95%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .59%        .37%        .20%        .06%       (.16%)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               58%         62%        137%         64%         64%
---------------------------------------------------------------------------------------------------------
                                                   (14.0-
Total return(g)                                        7%)     15.18%       5.42%      15.03%      10.95%
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(g) Total return does not reflect payment of a sales charge.


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT  43

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                         2008        2007        2006        2005        2004
Net asset value, beginning of period                $7.11       $6.65       $6.62       $5.90       $5.43
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .04(b)      .03(b)      .01         .01        (.02)
Net gains (losses) (both realized and
 unrealized)                                         (.99)        .96         .35         .87         .61
---------------------------------------------------------------------------------------------------------
Total from investment operations                     (.95)        .99         .36         .88         .59
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.01)       (.02)       (.02)         --          --
Distributions from realized gains                    (.37)       (.51)       (.31)       (.16)       (.12)
---------------------------------------------------------------------------------------------------------
Total distributions                                  (.38)       (.53)       (.33)       (.16)       (.12)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.78       $7.11       $6.65       $6.62       $5.90
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $3          $3          $3         $--         $--
---------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                        1.72%       1.81%       1.84%       2.13%       2.73%
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                    1.72%       1.79%       1.81%       2.06%       1.95%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .59%        .36%        .20%        .02%       (.17%)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               58%         62%        137%         64%         64%
---------------------------------------------------------------------------------------------------------
                                                   (14.1-
Total return(g)                                        1%)     15.14%       5.51%      15.03%      10.96%
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(g) Total return does not reflect payment of a sales charge.


--------------------------------------------------------------------------------
44  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT

CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                          2008         2007         2006         2005     2004(b)
Net asset value, beginning of period                 $7.27        $6.78        $6.73        $5.96        $5.99
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .11(c)       .11(c)       .08          .04          .02
Net gains (losses) (both realized and
 unrealized)                                          (.99)         .97          .36          .92         (.05)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                      (.88)        1.08          .44          .96         (.03)
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.09)        (.08)        (.08)        (.03)          --
Distributions from realized gains                     (.37)        (.51)        (.31)        (.16)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.46)        (.59)        (.39)        (.19)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.93        $7.27        $6.78        $6.73        $5.96
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $391         $441         $252          $82           $9
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                          .61%         .70%         .72%         .91%        1.27%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                      .61%         .67%         .70%         .91%         .93%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.69%        1.47%        1.41%        1.19%        5.35%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                58%          62%         137%          64%          64%
--------------------------------------------------------------------------------------------------------------
Total return                                       (12.98%)      16.29%        6.73%       16.29%        (.50%)(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from July 15, 2004 (inception date) to July 31, 2004.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT  45

CLASS R2


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                          2008     2007(b)
Net asset value, beginning of period                 $7.21        $7.57
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .08          .03
Net gains (losses) (both realized and
 unrealized)                                         (1.00)         .20
--------------------------------------------------------------------------------------------------------------
Total from investment operations                      (.92)         .23
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.04)        (.08)
Distributions from realized gains                     (.37)        (.51)
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.41)        (.59)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.88        $7.21
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.41%        1.49%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.16%        1.48%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.15%         .55%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                58%          62%
--------------------------------------------------------------------------------------------------------------
Total return                                       (13.51%)       3.31%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.


--------------------------------------------------------------------------------
46  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT

CLASS R3


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                          2008     2007(b)
Net asset value, beginning of period                 $7.22        $7.57
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .09          .04
Net gains (losses) (both realized and
 unrealized)                                          (.99)         .20
--------------------------------------------------------------------------------------------------------------
Total from investment operations                      (.90)         .24
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.06)        (.08)
Distributions from realized gains                     (.37)        (.51)
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.43)        (.59)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.89        $7.22
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.15%        1.24%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                      .90%        1.22%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)(f)                      1.41%         .81%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                58%          62%
--------------------------------------------------------------------------------------------------------------
Total return                                       (13.26%)       3.46%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT  47

CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                         2008        2007        2006        2005        2004
Net asset value, beginning of period                $7.25       $6.76       $6.71       $5.95       $5.45
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .10(b)      .09(b)      .07         .05         .03
Net gains (losses) (both realized and
 unrealized)                                        (1.00)        .98         .36         .91         .61
---------------------------------------------------------------------------------------------------------
Total from investment operations                     (.90)       1.07         .43         .96         .64
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.07)       (.07)       (.07)       (.04)       (.02)
Distributions from realized gains                    (.37)       (.51)       (.31)       (.16)       (.12)
---------------------------------------------------------------------------------------------------------
Total distributions                                  (.44)       (.58)       (.38)       (.20)       (.14)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.91       $7.25       $6.76       $6.71       $5.95
---------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $126        $158        $224         $--         $--
---------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         .91%        .95%        .87%       1.18%       1.76%
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     .84%        .87%        .84%       1.06%        .98%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.47%       1.29%       1.10%       1.03%        .78%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               58%         62%        137%         64%         64%
---------------------------------------------------------------------------------------------------------
                                                   (13.2-
Total return                                           6%)     16.15%       6.48%      16.25%      11.87%
---------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.


--------------------------------------------------------------------------------
48  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT

CLASS R5


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                          2008     2007(b)
Net asset value, beginning of period                 $7.24        $7.57
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .11          .06
Net gains (losses) (both realized and
 unrealized)                                         (1.00)         .20
--------------------------------------------------------------------------------------------------------------
Total from investment operations                      (.89)         .26
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.08)        (.08)
Distributions from realized gains                     (.37)        (.51)
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.45)        (.59)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.90        $7.24
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                          .66%         .75%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                      .66%         .74%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.66%        1.28%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                58%          62%
--------------------------------------------------------------------------------------------------------------
Total return                                       (13.09%)       3.76%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT  49

CLASS W


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                          2008     2007(b)
Net asset value, beginning of period                 $7.22        $7.46
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .08          .03
Net gains (losses) (both realized and
 unrealized)                                         (1.00)         .32
--------------------------------------------------------------------------------------------------------------
Total from investment operations                      (.92)         .35
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.07)        (.08)
Distributions from realized gains                     (.37)        (.51)
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.44)        (.59)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.86        $7.22
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)             $1,355         $745
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.06%        1.18%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.06%        1.13%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.22%         .59%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                58%          62%
--------------------------------------------------------------------------------------------------------------
Total return                                       (13.52%)       5.01%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 1, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.


--------------------------------------------------------------------------------
50  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE DISCIPLINED EQUITY FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Disciplined Equity Fund (the Fund) (one of the portfolios constituting the RiverSource Large Cap Series, Inc.) as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT  51

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Disciplined Equity Fund of the RiverSource Large Cap Series, Inc. at July 31, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
September 22, 2008


--------------------------------------------------------------------------------
52  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2008

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................       100%
    Dividends Received Deduction for corporations................       100%
    U.S. Government Obligations..................................      0.00%
CAPITAL GAIN DISTRIBUTION - the Fund designates $130,545,470 to be taxed as long-term capital gain.



The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT  53

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 53
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 57
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 72
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Board member since    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      2002 and Chair of     College                                                  Inc. (manufactures
Minneapolis, MN 55402      the Board since 2007                                                           irrigation systems)
Age 69

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
54  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceutical, Inc.
Minneapolis, MN 55402                            Biotech                                                  (biotechnology);
Age 64                                                                                                    Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 47                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company since 2006; Chairman of the Board,
                                                 Chief Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc. and Chairman of the Board and Chief
                                                 Investment Officer, RiverSource Investments, LLC, 2001-
                                                 2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT  55

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           since 2006; Director and Vice President -- Asset
Minneapolis, MN 55474                            Management, Products and Marketing, RiverSource
Age 42                                           Distributors, Inc. since 2006; Managing Director and
                                                 Global Head of Product, Morgan Stanley Investment
                                                 Management, 2004-2006; President, Touchstone
                                                 Investments, 2002-2004
--------------------------------------------------------------------------------------------------------

Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center Minneapolis, MN                           President -- Operations and Compliance, RiverSource
55474                                            Investments, LLC, 2004-2006; Director of Product
Age 42                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. since 2006; Vice
Minneapolis, MN 55474                            President, General Counsel and Secretary, Ameriprise
Age 49                                           Certificate Company since 2005; Vice President -- Asset
                                                 Management Compliance, Ameriprise Financial, Inc.,
                                                 2004-2005; Senior Vice President and Chief Compliance
                                                 Officer, USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006    RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 47                                           Management, 2000-2003

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
56  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT  57

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource Investments provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2008, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 9-10, 2008 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, particularly in the areas of trading systems, new product initiatives, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services

--------------------------------------------------------------------------------
58  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2007. The Board observed that the Fund's investment performance was appropriate in light of the particular management style and market conditions involved

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer group's median expense ratio shown in the reports. The Board also considered the Fund's performance incentive adjustment and noted its

--------------------------------------------------------------------------------
                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT  59

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------



continued appropriateness. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 10, 2008, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
60  RIVERSOURCE DISCIPLINED EQUITY FUND -- 2008 ANNUAL REPORT

RIVERSOURCE DISCIPLINED EQUITY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., Member FINRA, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C) 2008 RiverSource Distributors, Inc.                            S-6263 H (9/08)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
GROWTH FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JULY 31, 2008
(Prospectus also enclosed)

RIVERSOURCE GROWTH FUND SEEKS TO PROVIDE SHAREHOLDERS
WITH LONG-TERM CAPITAL GROWTH.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE-STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Financial Statements...............   23

Notes to Financial Statements......   29

Report of Independent Registered
  Public Accounting Firm...........   53

Federal Income Tax Information.....   55

Board Members and Officers.........   56

Approval of Investment Management
  Services Agreement...............   60

Proxy Voting.......................   63



                     (DALBAR LOGO)

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The
Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
                                RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Growth Fund (the Fund) Class A shares declined 16.14%, excluding sales charge, for the 12 months ended July 31, 2008.

> The Fund underperformed its benchmark, the Russell 1000(R) Growth Index, which fell 6.29% for the same 12-month period.

> The Fund also underperformed its peer group as represented by the Lipper
  Large-Cap Growth Funds Index, which declined 4.89% for the same period.

ANNUALIZED TOTAL RETURNS (for period ended July 31, 2008)
--------------------------------------------------------------------------------


                                   1 year  3 years  5 years  10 years
---------------------------------------------------------------------
RiverSource Growth Fund Class A
  (excluding sales charge)        -16.14%   -0.82%   +3.94%   -1.59%
---------------------------------------------------------------------
Russell 1000 Growth Index
  (unmanaged)                      -6.29%   +3.57%   +6.39%   +0.83%
---------------------------------------------------------------------
Lipper Large-Cap Growth Funds
  Index                            -4.89%   +3.18%   +6.20%   +0.43%
---------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                    X     LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
--------------------------------------------------------------------------------

                             Net Fund and
                             Acquired Fund
                 Total   (Underlying Fund)(a)
---------------------------------------------
Class A          1.00%           1.04%
---------------------------------------------
Class B          1.76%           1.80%
---------------------------------------------
Class C          1.76%           1.80%
---------------------------------------------
Class I          0.54%           0.58%
---------------------------------------------
Class R2         1.36%           1.40%
---------------------------------------------
Class R3         1.12%           1.16%
---------------------------------------------
Class R4         0.84%           0.88%
---------------------------------------------
Class R5         0.61%           0.65%
---------------------------------------------
Class W          1.00%           1.04%
---------------------------------------------



(a) In addition to the Fund's total annual operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the acquired funds (affiliated and unaffiliated funds) in which the Fund invests. The Fund's "Acquired fund fees and expenses," based on its investment in the acquired funds, was 0.04% for the year ended July 31, 2008.



--------------------------------------------------------------------------------
                                RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT JULY 31, 2008
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  3/1/72)                   -16.14%   -0.82%   +3.94%   -1.59%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  -16.78%   -1.59%   +3.13%   -2.35%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -16.78%   -1.59%   +3.14%     N/A      -8.18%
---------------------------------------------------------------------------
Class I (inception
  3/4/04)                   -15.74%   -0.37%     N/A      N/A      +2.54%
---------------------------------------------------------------------------
Class R2 (inception
  12/11/06)                 -16.11%     N/A      N/A      N/A      -8.04%
---------------------------------------------------------------------------
Class R3 (inception
  12/11/06)                 -15.91%     N/A      N/A      N/A      -7.82%
---------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                  -15.85%   -0.59%   +4.15%   -1.42%       N/A
---------------------------------------------------------------------------
Class R5 (inception
  12/11/06)                 -15.80%     N/A      N/A      N/A      -7.57%
---------------------------------------------------------------------------
Class W (inception
  12/1/06)                  -16.15%     N/A      N/A      N/A      -7.22%
---------------------------------------------------------------------------
With sales charge
Class A (inception
  3/1/72)                   -20.97%   -2.76%   +2.72%   -2.10%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  -20.95%   -2.92%   +2.77%   -2.35%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -17.61%   -1.59%   +3.14%     N/A      -8.18%
---------------------------------------------------------------------------



AT JUNE 30, 2008
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  3/1/72)                   -17.65%   +0.32%   +3.84%   -1.64%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  -18.29%   -0.46%   +3.04%   -2.40%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -18.26%   -0.45%   +3.05%     N/A      -8.18%
---------------------------------------------------------------------------
Class I (inception
  3/4/04)                   -17.26%   +0.77%     N/A      N/A      +2.74%
---------------------------------------------------------------------------
Class R2 (inception
  12/11/06)                 -17.62%     N/A      N/A      N/A      -8.06%
---------------------------------------------------------------------------
Class R3 (inception
  12/11/06)                 -17.43%     N/A      N/A      N/A      -7.85%
---------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                  -17.37%   +0.54%   +4.05%   -1.47%       N/A
---------------------------------------------------------------------------
Class R5 (inception
  12/11/06)                 -17.32%     N/A      N/A      N/A      -7.60%
---------------------------------------------------------------------------
Class W (inception
  12/1/06)                  -17.66%     N/A      N/A      N/A      -7.21%
---------------------------------------------------------------------------
With sales charge
Class A (inception
  3/1/72)                   -22.39%   -1.64%   +2.62%   -2.15%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  -22.38%   -1.81%   +2.68%   -2.40%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -19.08%   -0.45%   +3.05%     N/A      -8.18%
---------------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

* For classes with less than 10 years performance.


--------------------------------------------------------------------------------
4  RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholder,

RiverSource Growth Fund's Class A shares declined 16.14%, excluding sales charge, for the fiscal year ended July 31, 2008. The Fund underperformed its benchmark, the Russell 1000(R) Growth Index (Russell Index), which fell 6.29%, and its peer group as represented by the Lipper Large-Cap Growth Funds Index, which declined 4.89% for the same period.

SIGNIFICANT PERFORMANCE FACTORS
Two market trends created a significant headwind for the Fund during the past fiscal year. Paying attention to value within the growth universe, as we do, was detrimental during the past year. Additionally, a very narrow group of companies, mainly global cyclical stocks, led the Russell Index during this period. The Fund has been underweight in this group compared with the Russell Index, and became more underweight during the year. We believed these stocks would come under pressure from slowing global growth, particularly as economic slowing in developed nations spread to emerging markets and began to depress commodity prices.


SECTOR DIVERSIFICATION(1) (at July 31, 2008; % of portfolio assets)
---------------------------------------------------------------------

Consumer Discretionary                     15.7%
------------------------------------------------
Consumer Staples                            8.5%
------------------------------------------------
Energy                                      1.2%
------------------------------------------------
Financials                                  5.7%
------------------------------------------------
Health Care                                20.4%
------------------------------------------------
Industrials                                 5.7%
------------------------------------------------
Information Technology                     20.5%
------------------------------------------------
Materials                                   2.5%
------------------------------------------------
Options Purchased                           1.0%
------------------------------------------------
Telecommunication Services                 15.6%
------------------------------------------------
Other(2)                                    3.2%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
(2) Cash & Cash Equivalents. Of the 3.2%, 1.1% is due to security lending activity and 2.1% is the Fund's cash equivalent position.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
                                RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------


The Fund's stock selections and sector allocations detracted from return relative to the Russell Index. Positioning in the consumer discretionary, industrials and energy sectors had the largest negative effect on relative performance. Conversely, positioning in the consumer staples and technology sectors added value.

In the consumer discretionary sector, stock selection had a negative effect on performance. The Fund's media holdings, such as VIRGIN MEDIA and SIRIUS XM RADIO, underperformed during the period. VIRGIN MEDIA, a British telecommunications company, received an attractive acquisition bid in July 2007 and subsequently conducted an auction where multiple suitors showed interest. However, difficulties in the high-yield bond market prevented the company from completing the auction. Since then the stock price has fallen sharply amid additional concerns about the company's leverage and susceptibility to economic weakness. We believe VIRGIN MEDIA'S fundamentals are now better than they were a year ago, while the stock stands at about half the price. In our view, the stock's market price has disconnected from the underlying value of the company, creating an attractive opportunity. We held SIRIUS XM RADIO because we believed the merger with XM Satellite Radio had a high probability of occurring and that SIRIUS XM RADIO was worth more as a combined

TOP TEN HOLDINGS (at July 31, 2008; % of portfolio assets)
---------------------------------------------------------------------

Virgin Media                                6.8%
------------------------------------------------
Vodafone Group                              5.3%
------------------------------------------------
Microsoft                                   4.1%
------------------------------------------------
Sirius XM Radio                             4.0%
------------------------------------------------
Telefonica                                  3.6%
------------------------------------------------
Pfizer                                      3.1%
------------------------------------------------
Boeing                                      2.8%
------------------------------------------------
Bristol-Myers Squibb                        2.7%
------------------------------------------------
KKR Private Equity Investors LP Unit        2.6%
------------------------------------------------
Genentech                                   2.4%
------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



entity. However, now that the merger has been approved, the market seems to doubt the viability of the satellite radio business model and is also worried about the effect of slower automotive sales on the company. We believe SIRIUS XM RADIO has the ability to make its model work longer term and, in the meantime, can benefit from merger-related synergies.

Another consumer discretionary company, HARMAN INTERNATIONAL INDUSTRIES, which manufactures audio and electronic products for automotive, consumer and professional use, also detracted from return. Early in the period, the stock declined when a private equity deal to purchase the company fell apart amid the credit market difficulties. The company now has a new CEO with a long-term plan to bring the company's cost structure in line. However, weak auto sales and near-term challenges in executing the strategic plan forced the company to lower earnings forecasts. We reduced the Fund's holdings of HARMAN INTERNATIONAL because the fundamental story has weakened. On the positive side, consumer products company AVON PRODUCTS was a leading contributor to return, benefiting from strong global growth and a corporate restructuring that is improving margins and driving earnings growth.

In the industrials sector, stock selection was the main detractor. Having a smaller energy allocation than the Russell Index was disadvantageous, as energy stocks led the market during the past fiscal year.



  Our focus remains on stocks that appear reasonably valued, can grow faster and exhibit a better earnings trend than their peers.






--------------------------------------------------------------------------------
                                RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


Stock selection in the technology and consumer staples sectors added to return. In technology, particularly strong results came from communications technology stocks, including QUALCOMM. In July 2008, the company finally settled its litigation with Nokia, presenting a clearer outlook for earnings growth. The company is also benefiting from the transitioning of cell phones to third generation technology where QUALCOMM has a dominant position across all technologies.

Also adding to return were biotherapeutics company GENENTECH and German telecommunications company DEUTSCHE TELEKOM. GENENTECH'S minority owner Roche is trying to buy out GENENTECH and offered a substantial premium. The market has also become more optimistic about the company's growth potential in anticipation of several upcoming studies on GENENTECH cancer treatments. DEUTSCH TELEKOM was an inexpensive stock that has appreciated based on some improvement in its earnings trend.

CHANGES TO THE FUND'S PORTFOLIO
We reduced the Fund's energy component because commodity prices rose even higher, increasing the risk of a reversal. We also believe economic growth rates in emerging markets appear likely to slow, potentially reducing or eliminating a key support for energy demand and high commodity prices. We also reduced the Fund's weighting in the materials sector, selling some precious metals stocks that had performed well.

We shifted some assets from consumer staples to health care. Consumer staples was one of the few stable growth segments to perform well in the tough economic environment and as a result, we believed the stocks had become overvalued compared to other stable growth groups, such as health care and telecommunications services.

The Fund had a very small financials allocation at the start of the period. We made some highly selective purchases during the year, focusing on stocks that don't seem to have bad news in their futures, but rather, suffered from extreme weakness due to negative sentiment toward financial stocks as a whole. The Fund continues to hold moderate exposure to financial stocks.


--------------------------------------------------------------------------------
8  RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


We added to individual stocks where we thought company fundamentals were strong, but the market bid the stock prices down. Examples include Spanish telecommunications company TELEFONICA, pharmaceutical firm BRISTOL-MEYERS SQUIBB and software giant MICROSOFT. We also increased the Fund's holdings of SIRIUS XM RADIO.

We reduced holdings of HARMAN INTERNATIONAL as discussed above. We also trimmed the Fund's holdings of technology communications company CISCO because we consider nearer term fundamentals questionable and the stock valuation unappealing. We moved to a very small position in GENERAL ELECTRIC because we see risks to both its financial and global industrial businesses. The turnover rate for the Fund was 112%.

OUR FUTURE STRATEGY
Our focus remains on stocks that appear reasonably valued, can grow faster and exhibit a better earnings trend than their peers. Valuation has not worked as a determinant of stock performance for some time, but we believe there are indications that sensitivity to value will become more critical. The differences in valuation among stocks have become increasingly wide, reaching a historically rare level. In the past, such extreme valuation spreads have foreshadowed a period when valuation was more important to investors.

With no meaningful signs of an economic turnaround, we believe weakness is spreading globally and could begin to affect emerging markets. We doubt that the emerging markets have fully decoupled from the developed nations as many are suggesting. Consequently, a key driver of results for global cyclical companies may disappear. Such a scenario should make the earnings growth of more stable growth stocks, like those in the Fund, more appealing to investors.


--------------------------------------------------------------------------------
                                RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


We conclude that whether you are investing in growth stocks or value stocks, the equity markets are probably entering a period when a stock's valuation will be a more important factor and its momentum less important.

                             (PHOTO - NICK THAKORE)

                    Nick Thakore
                    Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
10  RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------


The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Growth Fund Class A shares (from 8/1/98 to 7/31/08) as compared to the performance of two widely cited performance indices, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.


COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at July 31, 2008
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
RIVERSOURCE GROWTH FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $7,903    $9,195   $11,436     $8,025
------------------------------------------------------------------------------------------
        Average annual total return                 -20.97%    -2.76%    +2.72%     -2.10%
------------------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX(1)
        Cumulative value of $10,000                  $9,371   $11,110   $13,630    $10,862
------------------------------------------------------------------------------------------
        Average annual total return                  -6.29%    +3.57%    +6.39%     +0.83%
------------------------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH FUNDS INDEX(2)
        Cumulative value of $10,000                  $9,511   $10,985   $13,509    $10,436
------------------------------------------------------------------------------------------
        Average annual total return                  -4.89%    +3.18%    +6.20%     +0.43%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
12  RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE GROWTH FUND LINE
GRAPH)


                     RIVERSOURCE GROWTH
                         FUND CLASS                            LIPPER LARGE-CAP
                         A (INCLUDES         RUSSELL 1000        GROWTH FUNDS
                        SALES CHARGE)      GROWTH INDEX(1)         INDEX(2)
                     ------------------    ---------------    ------------------
 '98                      $9,425               $10,000              $10,000
 '99                      11,356                12,404               12,293
 '00                      14,877                15,428               15,005
 '01                       8,608                10,019                9,843
 '02                       6,067                 7,139                7,089
 '03                       6,615                 7,970                7,725
 '04                       6,888                 8,648                8,199
 '05                       8,226                 9,776                9,502
 '06                       8,307                 9,702                9,325
 '07                       9,570                11,591               10,973
 '08                       8,025                10,862               10,436




(1) The Russell 1000 Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                                  DIRECT     DIRECT AND INDIRECT
                                  BEGINNING        ENDING        EXPENSES          EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING       PAID DURING
                                 FEB. 1, 2008  JULY 31, 2008  THE PERIOD(A)     THE PERIOD(B)
------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $  896.00        $4.76             $5.00
------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.84        $5.07             $5.32
------------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $  892.40        $8.33             $8.56
------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.06        $8.87             $9.12
------------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $  892.50        $8.33             $8.56
------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.06        $8.87             $9.12
------------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $  898.30        $2.55             $2.78
------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,022.18        $2.72             $2.97
------------------------------------------------------------------------------------------------

Class R2
------------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $  896.10        $6.41             $6.65
------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.10        $6.82             $7.07
------------------------------------------------------------------------------------------------

Class R3
------------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $  897.40        $5.24             $5.47
------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.34        $5.57             $5.82
------------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $  897.60        $3.87             $4.10
------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.79        $4.12             $4.37
------------------------------------------------------------------------------------------------

Class R5
------------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $  897.80        $2.93             $3.16
------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.78        $3.12             $3.37
------------------------------------------------------------------------------------------------

Class W
------------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $  895.90        $4.71             $4.95
------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.89        $5.02             $5.27
------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------


ANNUALIZED EXPENSE RATIOS

                                    FUND'S     ACQUIRED FUND
                                  ANNUALIZED      FEES AND    NET FUND
                                EXPENSE RATIO     EXPENSES    EXPENSES
----------------------------------------------------------------------
Class A                             1.01%           .05%        1.06%
----------------------------------------------------------------------
Class B                             1.77%           .05%        1.82%
----------------------------------------------------------------------
Class C                             1.77%           .05%        1.82%
----------------------------------------------------------------------
Class I                              .54%           .05%         .59%
----------------------------------------------------------------------
Class R2                            1.36%           .05%        1.41%
----------------------------------------------------------------------
Class R3                            1.11%           .05%        1.16%
----------------------------------------------------------------------
Class R4                             .82%           .05%         .87%
----------------------------------------------------------------------
Class R5                             .62%           .05%         .67%
----------------------------------------------------------------------
Class W                             1.00%           .05%        1.05%
----------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio for each class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Expenses are equal to the Fund's annualized expense ratio for each class plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(c) Based on the actual return for the six months ended July 31, 2008: -10.40% for Class A, -10.76% for Class B, -10.75% for Class C, -10.17% for Class I, -10.39% for Class R2, -10.26% for Class R3, -10.24% for Class R4, -10.22%
    for Class R5 and -10.41% for Class W.


--------------------------------------------------------------------------------
16  RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

JULY 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (95.3%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (2.8%)
Boeing                                                1,009,089           $61,665,429
-------------------------------------------------------------------------------------

AIRLINES (0.3%)
Northwest Airlines                                      523,670(b)          4,796,817
UAL                                                     256,858             2,134,490
                                                                      ---------------
Total                                                                       6,931,307
-------------------------------------------------------------------------------------

BEVERAGES (2.4%)
Coca-Cola                                               640,617            32,991,775
Molson Coors Brewing Cl B                               130,344             7,034,666
PepsiCo                                                 187,892            12,506,092
                                                                      ---------------
Total                                                                      52,532,533
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (4.7%)
Amgen                                                   526,236(b)         32,958,161
Genentech                                               553,388(b)         52,710,207
Genzyme                                                 148,199(b)         11,359,453
ImClone Systems                                          96,773(b)          6,186,698
                                                                      ---------------
Total                                                                     103,214,519
-------------------------------------------------------------------------------------

CAPITAL MARKETS (3.1%)
KKR Private Equity Investors LP Unit                  4,197,361            55,406,164
Lehman Brothers Holdings                                347,240             6,021,142
Oaktree Capital Group LLC Cl A Unit                     246,000(d,h)        6,888,000
                                                                      ---------------
Total                                                                      68,315,306
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (--%)
Wachovia                                                 41,820               722,231
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (7.0%)
Cisco Systems                                         1,111,240(b)         24,436,168
Motorola                                                342,377             2,958,137
Nokia                                                 1,177,400(c,j)       32,131,033
Nokia ADR                                             1,261,829(c)         34,473,168
Nortel Networks                                             549(b,c)            4,194
QUALCOMM                                                919,526            50,886,569
Starent Networks                                        565,584(b,e)        7,409,150
                                                                      ---------------
Total                                                                     152,298,419
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.1%)
Apple                                                   115,848(b)         18,414,039
EMC                                                     583,727(b)          8,761,742
Hewlett-Packard                                         352,176            15,777,485
SanDisk                                                 156,076(b)          2,200,672
                                                                      ---------------
Total                                                                      45,153,938
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (1.7%)
Apollo Mgmt LP                                        1,690,500(d,h)       23,667,000
Interactive Brokers Group Cl A                          196,880(b)          5,524,453
KKR Financial Holdings LLC                              799,612             8,212,015
                                                                      ---------------
Total                                                                      37,403,468
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (8.5%)
AT&T                                                    412,927            12,722,281
Deutsche Telekom                                      2,485,460(c)         43,020,807
Embarq                                                  122,360             5,600,417
Qwest Communications Intl                             4,745,445            18,175,054
Telefonica                                            2,995,486(c)         77,718,236
Telefonica ADR                                          157,260(c)         12,239,546
Verizon Communications                                  423,090            14,401,984
                                                                      ---------------
Total                                                                     183,878,325
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (--%)
Gamesa Tecnologica                                       22,505(c)          1,069,918
-------------------------------------------------------------------------------------

FOOD PRODUCTS (0.2%)
Sara Lee                                                367,423             5,018,998
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.4%)
Boston Scientific                                     1,965,620(b)         23,371,222
Medtronic                                               140,934             7,445,543
                                                                      ---------------
Total                                                                      30,816,765
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT  17

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

HEALTH CARE PROVIDERS & SERVICES (4.2%)
AmerisourceBergen                                       321,167           $13,447,262
Cardinal Health                                         337,722            18,145,803
Express Scripts                                          67,879(b)          4,788,185
Humana                                                  280,672(b)         12,324,308
McKesson                                                465,383            26,056,794
Medco Health Solutions                                  242,748(b)         12,035,446
UnitedHealth Group                                      175,540             4,929,163
                                                                      ---------------
Total                                                                      91,726,961
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.1%)
Starbucks                                               158,099(b)          2,322,474
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.5%)
Harman Intl Inds                                        251,890            10,370,311
Jarden                                                   36,185(b)            869,526
                                                                      ---------------
Total                                                                      11,239,837
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.4%)
Colgate-Palmolive                                       190,043            14,114,494
Procter & Gamble                                        247,700            16,219,396
                                                                      ---------------
Total                                                                      30,333,890
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.6%)
Siemens                                                  47,944(c)          5,827,378
Textron                                                 155,787             6,772,061
                                                                      ---------------
Total                                                                      12,599,439
-------------------------------------------------------------------------------------

INSURANCE (0.3%)
AFLAC                                                   102,950             5,725,049
Prudential Financial                                     16,782             1,157,455
                                                                      ---------------
Total                                                                       6,882,504
-------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.7%)
Expedia                                                 823,655(b)         16,118,928
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.5%)
Google Cl A                                              65,124(b)         30,852,495
Yahoo!                                                   52,282(b)          1,039,889
                                                                      ---------------
Total                                                                      31,892,384
-------------------------------------------------------------------------------------

IT SERVICES (0.7%)
MasterCard Cl A                                          59,864            14,615,796
Redecard                                                 63,600(c)          1,174,466
                                                                      ---------------
Total                                                                      15,790,262
-------------------------------------------------------------------------------------

MACHINERY (0.1%)
Flowserve                                                10,826             1,443,539
-------------------------------------------------------------------------------------

MEDIA (14.4%)
Comcast Cl A                                          1,163,000            23,981,060
Liberty Entertainment Series A                          488,465(b,g)       12,026,008
Liberty Media -- Capital Series A                        52,545(b,g)          816,549
News Corp Cl A                                        1,131,017            15,981,270
Sirius XM Radio                                      54,167,369(b,j)       86,667,790
Time Warner                                           1,188,300            17,016,456
Time Warner Cable Cl A                                  189,731(b)          5,394,052
Virgin Media                                         13,151,621(h)        147,561,188
WorldSpace Cl A                                         447,419(b,e)          590,593
                                                                      ---------------
Total                                                                     310,034,966
-------------------------------------------------------------------------------------

METALS & MINING (2.5%)
Coeur d'Alene Mines                                   7,242,276(b,e)       20,930,178
Lihir Gold                                            4,979,621(b,c)       12,939,420
Newmont Mining                                          246,590            11,826,456
Timminco                                                379,173(b,c,e)      8,963,550
                                                                      ---------------
Total                                                                      54,659,604
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.2%)
Chevron                                                  26,954             2,279,230
ConocoPhillips                                           27,224             2,222,023
Exxon Mobil                                             264,068            21,238,989
                                                                      ---------------
Total                                                                      25,740,242
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (2.0%)
Avon Products                                           791,974            33,579,697
Herbalife                                               240,929(c)         10,405,724
                                                                      ---------------
Total                                                                      43,985,421
-------------------------------------------------------------------------------------

PHARMACEUTICALS (10.1%)
Bristol-Myers Squibb                                  2,769,452            58,490,826
Elan ADR                                                 94,982(b,c)        1,904,389
Eli Lilly & Co                                          161,691             7,617,263
Johnson & Johnson                                        55,266             3,784,063
Merck & Co                                            1,335,016            43,922,026
Pfizer                                                3,608,236            67,365,766
Schering-Plough                                         689,509            14,534,850
Wyeth                                                   475,433            19,264,545
                                                                      ---------------
Total                                                                     216,883,728
-------------------------------------------------------------------------------------

ROAD & RAIL (1.8%)
Hertz Global Holdings                                 4,662,027(b)         39,767,090
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.2%)
Advanced Micro Devices                                  918,531(b)          3,867,016
Cypress Semiconductor                                    78,257(b)          2,132,503


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
Himax Technologies ADR                                1,204,350(c)         $4,576,530
Infineon Technologies                                   946,516(b,c)        7,105,431
Intel                                                 1,177,376            26,125,974
Micron Technology                                       971,352(b)          4,691,630
ON Semiconductor                                        144,324(b)          1,355,202
Spansion Cl A                                         4,774,024(b)         10,932,515
Texas Instruments                                       382,833             9,333,469
                                                                      ---------------
Total                                                                      70,120,270
-------------------------------------------------------------------------------------

SOFTWARE (5.9%)
Electronic Arts                                         115,262(b)          4,977,013
Microsoft                                             3,473,733            89,344,413
Nintendo ADR                                            576,794(c)         33,381,953
                                                                      ---------------
Total                                                                     127,703,379
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (--%)
Office Depot                                             49,757(b)            338,348
-------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.4%)
Freddie Mac                                           1,105,068             9,028,406
-------------------------------------------------------------------------------------

TOBACCO (2.4%)
Altria Group                                            761,251            15,491,458
Philip Morris Intl                                      702,635            36,291,098
                                                                      ---------------
Total                                                                      51,782,556
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (7.1%)
Sprint Nextel                                           178,341             1,451,696
Turkcell ADR                                            170,844(c)          3,297,289
Vodafone Group                                       42,642,386(c)        114,228,498
Vodafone Group ADR                                    1,317,422(c)         35,346,432
                                                                      ---------------
Total                                                                     154,323,915
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $2,392,119,954)                                                 $2,073,739,299
-------------------------------------------------------------------------------------





OPTIONS PURCHASED (1.0%)
                                          EXERCISE      EXPIRATION
ISSUER                        CONTRACTS     PRICE          DATE              VALUE(a)
CALLS
Altria Group(i)
Virgin Media(i)
Vodafone Group ADR(i)           409,530     $100.00        Jan. 2009         $483,245
AmeriSource-Bergen(i)
Bristol-Myers Squibb(i)
Nokia ADR(i)                    370,200      100.00        Jan. 2009          818,142
Hertz Global Holdings(i)
Telefonica(i)
Vodafone Group ADR(i)           322,776      100.00        Jan. 2009          226,201
Hong Kong Dollar              1,727,158        7.73       March 2009          384,465
Nokia                             8,158       15.00        Dec. 2008        4,389,791
Nokia                            12,254       18.00        Dec. 2008        3,029,341
Nokia ADR                         3,548       25.00        Jan. 2009        1,507,900
Sirius XM Radio                  14,542        9.00        Aug. 2008           72,710
Sirius XM Radio(i)
Virgin Media(i)
Vodafone Group ADR(i)           364,026      100.00        Jan. 2009           91,007
-------------------------------------------------------------------------------------

PUTS
Goldman Sachs Group             401,882      446.25        Aug. 2008        1,811,321
NASDAQ 100 Index                 46,514       43.00        Aug. 2008        1,162,850
Research in Motion                1,808      115.00        Dec. 2008        2,165,081
S&P 500 Index                     1,749    1,240.00        Aug. 2008        2,317,425
S&P 500 Index                     1,980    1,260.00        Aug. 2008        3,969,900
-------------------------------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(Cost: $37,731,398)                                                       $22,429,379
-------------------------------------------------------------------------------------





MONEY MARKET FUND (3.2%)(f)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 2.54%              68,827,880(k)        $68,827,880
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $68,827,880)                                                       $68,827,880
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,498,679,232)(l)                                              $2,164,996,558
=====================================================================================






                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT  19

INVESTMENTS IN DERIVATIVES

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JULY 31, 2008


                             CURRENCY TO BE            CURRENCY TO BE         UNREALIZED
EXCHANGE DATE                   DELIVERED                 RECEIVED           APPRECIATION
-----------------------------------------------------------------------------------------
Aug. 5, 2008                          1,079,383                   692,391           $538
                                    U.S. Dollar    European Monetary Unit
-----------------------------------------------------------------------------------------
Sept. 4, 2008                        36,028,000                71,855,324        608,274
                                  British Pound               U.S. Dollar
-----------------------------------------------------------------------------------------
Sept. 5, 2008                        10,586,000                10,075,967        150,112
                              Australian Dollar               U.S. Dollar
-----------------------------------------------------------------------------------------
Sept. 5, 2008                        27,368,000                54,592,044        474,837
                                  British Pound               U.S. Dollar
-----------------------------------------------------------------------------------------
Sept. 11, 2008                       70,034,000               109,379,802        308,884
                         European Monetary Unit               U.S. Dollar
-----------------------------------------------------------------------------------------
Sept. 12, 2008                       60,462,000                94,320,720        157,230
                         European Monetary Unit               U.S. Dollar
-----------------------------------------------------------------------------------------
Total                                                                         $1,699,875
-----------------------------------------------------------------------------------------



OPEN OPTIONS CONTRACTS WRITTEN AT JULY 31, 2008


                               NUMBER OF  EXERCISE    PREMIUM    EXPIRATION
ISSUER             PUTS/CALLS  CONTRACTS    PRICE     RECEIVED      DATE       VALUE(a)
----------------------------------------------------------------------------------------
Nokia                 Call       12,254     E  18    $1,515,038   Dec. 2008   $3,029,341
Research in            Put        1,808     $ 100     1,378,502   Dec. 2008    1,184,240
  Motion
S&P 500 Index          Put        1,980     1,220     1,281,060   Aug. 2008    1,712,700
S&P 500 Index          Put        1,749     1,200     1,307,937   Aug. 2008      953,205
Sirius XM Radio       Call       14,542        10       647,535   Aug. 2008       36,355
----------------------------------------------------------------------------------------
Total                                                                         $6,915,841
----------------------------------------------------------------------------------------


NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At July 31, 2008, the value of foreign securities represented 20.2% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2008, the value of these securities amounted to $30,555,000 or 1.4% of net assets.

(e) At July 31, 2008, security was partially or fully on loan. See Note 5 to the financial statements.

(f) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 1.1% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 2.1% of net assets.


--------------------------------------------------------------------------------
20  RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT

(g) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(h)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at July 31, 2008, is as follows:

                                           ACQUISITION
SECURITY                                      DATES                  COST
----------------------------------------------------------------------------
Apollo Mgmt LP*                      08-02-07 thru 03-07-08      $37,534,010
Oaktree Capital Group LLC Cl A
  Unit*                              05-21-07 thru 11-19-07        9,952,680
Virgin Media                         07-19-06 thru 07-09-08      255,754,031


     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(i) Represents a worst-of-call-option that is a bundle of long forwards. All mature on the option's expiration date but have different underliers. At expiration, only one settles and this is chosen in the issuer's favor.

(j) At July 31, 2008, securities valued at $35,767,664 were held to cover open call options written. See Note 6 to the financial statements.

(k) Affiliated Money Market Fund -- See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at July 31, 2008.

(l) At July 31, 2008, the cost of securities for federal income tax purposes was $2,575,032,211 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                          $77,946,593
Unrealized depreciation                         (487,982,246)
------------------------------------------------------------
Net unrealized depreciation                    $(410,035,653)
------------------------------------------------------------


The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.





--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT  21

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
22  RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT

FINANCIAL STATEMENTS -----------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2008


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $2,429,851,352)       $2,096,168,678
  Affiliated money market fund (identified cost $68,827,880)       68,827,880
-----------------------------------------------------------------------------
Total investments in securities (identified cost
  $2,498,679,232)                                               2,164,996,558
Cash                                                                2,150,010
Capital shares receivable                                             436,884
Dividends and accrued interest receivable                           7,065,881
Receivable for investment securities sold                          82,731,017
Unrealized appreciation on forward foreign currency contracts       1,699,875
-----------------------------------------------------------------------------
Total assets                                                    2,259,080,225
-----------------------------------------------------------------------------
LIABILITIES
Options contracts written, at value (premiums received
  $6,130,072)                                                       6,915,841
Capital shares payable                                              4,510,976
Payable for investment securities purchased                        45,582,789
Payable upon return of securities loaned                           24,777,000
Accrued investment management services fees                            34,992
Accrued distribution fees                                              16,524
Accrued transfer agency fees                                            7,695
Accrued administrative services fees                                    3,200
Accrued plan administration services fees                                 391
Other accrued expenses                                                337,340
Collateral and deposits payable                                     1,578,358
-----------------------------------------------------------------------------
Total liabilities                                                  83,765,106
-----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock             $2,175,315,119

-----------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT  23

JULY 31, 2008


REPRESENTED BY
Capital stock -- $.01 par value                                $      803,094
Additional paid-in capital                                      2,783,876,357
Undistributed net investment income                                 1,574,083
Accumulated net realized gain (loss)                             (278,240,488)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                     (332,697,927)
-----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                $2,175,315,119
-----------------------------------------------------------------------------
*Including securities on loan, at value                        $   18,554,548
-----------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                                NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $1,590,672,418           58,435,801                      $27.22(1)
Class B                     $  189,224,073            7,631,999                      $24.79
Class C                     $   13,114,426              530,243                      $24.73
Class I                     $  326,363,923           11,697,509                      $27.90
Class R2                    $        4,280                  155                      $27.61
Class R3                    $        4,286                  155                      $27.65
Class R4                    $   55,923,087            2,013,270                      $27.78
Class R5                    $        4,290                  155                      $27.68
Class W                     $        4,336                  157                      $27.62
-------------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $28.88. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 2008


INVESTMENT INCOME
Income:
Dividends                                                      $  48,200,617
Interest                                                               7,186
Income distributions from affiliated money market fund             4,168,447
Fee income from securities lending                                   931,265
  Less foreign taxes withheld                                     (1,469,526)
----------------------------------------------------------------------------
Total income                                                      51,837,989
----------------------------------------------------------------------------
Expenses:
Investment management services fees                               12,541,267
Distribution fees
  Class A                                                          5,186,203
  Class B                                                          3,166,050
  Class C                                                            179,547
  Class R2                                                                24
  Class R3                                                                12
  Class W                                                                 12
Transfer agency fees
  Class A                                                          4,354,973
  Class B                                                            712,528
  Class C                                                             38,952
  Class R2                                                                 3
  Class R3                                                                 3
  Class R4                                                            56,338
  Class R5                                                                 3
  Class W                                                                 10
Administrative services fees                                       1,477,804
Plan administration services fees
  Class R2                                                                12
  Class R3                                                                12
  Class R4                                                           281,689
Compensation of board members                                         52,406
Custodian fees                                                       333,560
Printing and postage                                                 536,305
Registration fees                                                     83,595
Professional fees                                                     65,391
Other                                                                 98,773
----------------------------------------------------------------------------
Total expenses                                                    29,165,472
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                                  (195,742)
  Earnings and bank fee credits on cash balances                    (123,553)
----------------------------------------------------------------------------
Total net expenses                                                28,846,177
----------------------------------------------------------------------------
Investment income (loss) -- net                                   22,991,812

----------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT  25

YEAR ENDED JULY 31, 2008


REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                        $  41,629,262
  Foreign currency transactions                                  (22,669,790)
  Options contracts written                                       (3,638,346)
  Swap transactions                                                3,123,946
----------------------------------------------------------------------------
Net realized gain (loss) on investments                           18,445,072
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                    (492,536,692)
----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies           (474,091,620)
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                   $(451,099,808)
----------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS


YEAR ENDED JULY 31,                                                  2008            2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                $    22,991,812  $   22,797,497
Net realized gain (loss) on investments                             18,445,072     245,132,519
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                              (492,536,692)    227,422,901
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                      (451,099,808)    495,352,917
----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                        (18,613,899)    (17,087,134)
    Class C                                                            (35,082)        (21,069)
    Class I                                                         (3,250,974)     (3,983,286)
    Class R2                                                               (34)            (55)
    Class R3                                                               (46)            (55)
    Class R4                                                        (1,320,924)     (1,999,289)
    Class R5                                                               (63)            (56)
    Class W                                                                (42)            (55)
----------------------------------------------------------------------------------------------
Total distributions                                                (23,221,064)    (23,090,999)

----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT  27

YEAR ENDED JULY 31,                                                  2008            2007
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                               $   158,922,224  $  279,305,597
  Class B shares                                                    21,028,069      40,223,465
  Class C shares                                                     2,204,302       3,730,834
  Class I shares                                                    38,802,667     102,896,983
  Class R2 shares                                                           --           5,000
  Class R3 shares                                                           --           5,000
  Class R4 shares                                                   25,787,191      28,815,906
  Class R5 shares                                                           --           5,000
  Class W shares                                                            --           5,000
Fund merger (Note 10)
  Class A shares                                                    18,206,825             N/A
  Class B shares                                                     5,395,871             N/A
  Class C shares                                                       739,026             N/A
  Class I shares                                                   161,620,525             N/A
  Class R4 shares                                                       39,465             N/A
Reinvestment of distributions at net asset value
  Class A shares                                                    18,132,589      16,669,054
  Class C shares                                                        34,035          20,543
  Class I shares                                                     3,250,578       3,983,218
  Class R4 shares                                                    1,320,795       1,999,289
Payments for redemptions
  Class A shares                                                  (642,466,071)   (574,909,608)
  Class B shares                                                  (151,381,443)   (201,026,288)
  Class C shares                                                    (7,113,707)     (4,753,464)
  Class I shares                                                  (132,345,429)   (110,663,694)
  Class R4 shares                                                  (99,292,710)   (184,854,678)
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                    (577,115,198)   (598,542,843)
----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         (1,051,436,070)   (126,280,925)
Net assets at beginning of year                                  3,226,751,189   3,353,032,114
----------------------------------------------------------------------------------------------
Net assets at end of year                                      $ 2,175,315,119  $3,226,751,189
----------------------------------------------------------------------------------------------
Undistributed net investment income                            $     1,574,083  $   21,380,472
----------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Growth Fund (the Fund) is a series of RiverSource Large Cap Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Large Cap Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in common stocks of U.S. and foreign companies that appear to offer growth opportunities.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

- Class W shares are sold without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At July 31, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares and the Investment Manager owned 100% of Class R2, Class R3, Class R5 and Class W shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT  29

VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES
At July 31, 2008, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at July 31, 2008 was $178,116,188 representing 8.2% of net assets. These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.


--------------------------------------------------------------------------------
30  RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT

OPTION TRANSACTIONS
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At July 31, 2008, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate

--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT  31
on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

TOTAL RETURN EQUITY SWAP TRANSACTIONS
The Fund may enter into swap agreements to gain exposure to the total return on a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Under the terms of a total return equity swap agreement, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate.

The notional amounts of swap contracts are not recorded in the financial statements. Swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk associated with the investment in the underlying securities and also the risk of the counterparty not fulfilling its obligations under the agreement. At July 31, 2008, the Fund had no outstanding total return equity swap contracts.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service

--------------------------------------------------------------------------------
32 RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of options contracts, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, investments in partnerships, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $15,360,642 and accumulated net realized loss has been decreased by $12,893,994 resulting in a net reclassification adjustment to increase paid-in capital by $2,466,648.


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT  33

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED JULY 31,                          2008        2007*
-----------------------------------------------------------------
CLASS A
Distributions paid from:
    Ordinary income....................  $18,613,899  $17,087,134
    Long-term capital gain.............           --           --
CLASS B
Distributions paid from:
    Ordinary income....................           --           --
    Long-term capital gain.............           --           --
CLASS C
Distributions paid from:
    Ordinary income....................       35,082       21,069
    Long-term capital gain.............           --           --
CLASS I
Distributions paid from:
    Ordinary income....................    3,250,974    3,983,286
    Long-term capital gain.............           --           --
CLASS R2
Distributions paid from:
    Ordinary income....................           34           55
    Long-term capital gain.............           --           --
CLASS R3
Distributions paid from:
    Ordinary income....................           46           55
    Long-term capital gain.............           --           --
CLASS R4
Distributions paid from:
    Ordinary income....................    1,320,924    1,999,289
    Long-term capital gain.............           --           --
CLASS R5
Distributions paid from:
    Ordinary income....................           63           56
    Long-term capital gain.............           --           --
CLASS W
Distributions paid from:
    Ordinary income....................           42           55
    Long-term capital gain.............           --           --


* Class R2, Class R3 and Class R5 are for the period from Dec. 11, 2006 (inception date) to July 31, 2007. Class W is for the period from Dec. 1, 2006 (inception date) to July 31, 2007.


--------------------------------------------------------------------------------
34  RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT

At July 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.................  $   5,844,093
Undistributed accumulated long-term gain......  $          --
Accumulated realized loss.....................  $(202,027,584)
Unrealized appreciation (depreciation)........  $(413,180,841)


RECENT ACCOUNTING PRONOUNCEMENTS
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after Nov. 15, 2008. As of July 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning Aug. 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income,


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT  35
including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Large-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $3,707,468 for the year ended July 31, 2008. The management fee for the year ended July 31, 2008 was 0.45% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. The fee for the year ended July 31, 2008 was 0.05% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended, July 31, 2008, other expenses paid to this company were $12,107.

COMPENSATION OF BOARD MEMBERS
Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market


--------------------------------------------------------------------------------
36 RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $5,875,000 and $128,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2008, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $1,732,402 for Class A, $267,901 for Class B and $3,193 for Class C for the year ended July 31, 2008.


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT  37

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended July 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class R2............................................  1.11%
Class R3............................................  0.86
Class R4............................................  0.66


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2.........................................  $     12
Class R3.........................................        12
Class R4.........................................   195,718


The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until July 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

Class R4............................................  0.97%


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS
During the year ended July 31, 2008, the Fund's custodian and transfer agency fees were reduced by $123,553 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $3,235,230,035 (including $199,606,656 from RiverSource Fundamental Growth Fund that was acquired in the fund merger as described in
Note 10) and $3,845,558,468, respectively, for the year ended July 31, 2008. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
38  RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                          YEAR ENDED JULY 31, 2008
                                           ISSUED FOR
                                 FUND      REINVESTED                        NET
                      SOLD      MERGER   DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------------
Class A            5,325,900    647,067     561,728     (21,198,973)     (14,664,278)
Class B              733,992    209,948          --      (5,712,960)      (4,769,020)
Class C               78,462     28,823       1,155        (261,120)        (152,680)
Class I            1,272,282  5,614,412      98,532      (4,180,720)       2,804,506
Class R4             815,040      1,376      40,170      (3,217,095)      (2,360,509)
----------------------------------------------------------------------------------------


                                          YEAR ENDED JULY 31, 2007
                                           ISSUED FOR
                                 FUND      REINVESTED                        NET
                      SOLD      MERGER   DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------------
Class A            8,592,129        N/A     525,999     (18,184,913)      (9,066,785)
Class B            1,395,545        N/A          --      (6,731,640)      (5,336,095)
Class C              129,341        N/A         709        (165,607)         (35,557)
Class I            3,255,973        N/A     123,015      (3,216,500)         162,488
Class R2*                155        N/A          --              --              155
Class R3*                155        N/A          --              --              155
Class R4             887,179        N/A      62,013      (5,678,782)      (4,729,590)
Class R5*                155        N/A          --              --              155
Class W**                157        N/A          --              --              157
----------------------------------------------------------------------------------------


 *For the period from Dec. 11, 2006 (inception date) to July 31, 2007. **For the period from Dec. 1, 2006 (inception date) to July 31, 2007.

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the Investment Management Services Agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At July 31, 2008, securities valued at $18,554,548 were on loan to brokers. For collateral, the Fund received $24,777,000 in cash. Cash collateral received is

--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT  39
invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the Portfolio of Investments. Income from securities lending amounted to $931,265 for the year ended July 31, 2008. Expenses paid to the Investment Manager as securities lending agent were $10,108 for the year ended July 31, 2008, which are included in other expenses on the Statement of Operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                    CALLS                     PUTS
                           CONTRACTS    PREMIUMS    CONTRACTS    PREMIUMS
---------------------------------------------------------------------------
Balance July 31, 2007         36,314  $  5,116,314     25,224  $  3,203,448
Opened                       304,969    11,137,724     90,000    19,502,848
Closed                      (224,770)  (11,868,541)  (107,979)  (17,746,415)
Expired                      (89,717)   (2,222,924)    (1,708)     (992,382)
---------------------------------------------------------------------------
Balance July 31, 2008         26,796  $  2,162,573      5,537  $  3,967,499
---------------------------------------------------------------------------


See Note 1 "Summary of Significant Accounting Policies."

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Funds purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $1,541,962,691 and $1,549,005,592, respectively, for the year ended July 31, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at July 31, 2008, can be found in the Portfolio of Investments.

8. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the

--------------------------------------------------------------------------------
40 RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended July 31, 2008.

9. CAPITAL LOSS CARRY-OVER, POST OCTOBER LOSS AND RECOGNIZED BUILT-IN LOSSES

For federal income tax purposes, the Fund had a capital loss carry-over of $178,158,939 at July 31, 2008, that if not offset by capital gains will expire in 2011.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2007 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. At July 31, 2008, the Fund had a post October loss of $22,735,098 that is treated for income tax purposes as occurring on Aug. 1, 2008.

The Fund had recognized built-in losses of $1,133,547 at July 31, 2008, that if not offset by capital gains will expire in 2017. As a result of the fund merger (Note 10) the Fund acquired unrealized capital losses, which are limited by Internal Revenue Code section 382.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over and recognized built-in losses have been offset or expire.

10. FUND MERGER

At the close of business on March 14, 2008, RiverSource Growth Fund acquired the assets and assumed the identified liabilities of RiverSource Fundamental Growth Fund. The reorganization was completed after shareholders approved the plan on Jan. 29, 2008.

The aggregate net assets of RiverSource Growth Fund immediately before the acquisition were $2,444,672,413 and the combined net assets immediately after the acquisition were $2,630,674,125.

The merger was accomplished by a tax-free exchange of 36,872,082 shares of RiverSource Fundamental Growth Fund valued at $186,001,712.


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT  41

In exchange for the RiverSource Fundamental Growth Fund shares and net assets, RiverSource Growth Fund issued the following number of shares:

                                                     SHARES
------------------------------------------------------------
Class A..........................................    647,067
Class B..........................................    209,948
Class C..........................................     28,823
Class I..........................................  5,614,412
Class R4.........................................      1,376


RiverSource Fundamental Growth Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows, which include the following amounts of capital stock, unrealized depreciation, accumulated net realized gain and excess of distributions over net investment income.

                                                                                 EXCESS OF
                                                              ACCUMULATED   DISTRIBUTIONS OVER
                       TOTAL        CAPITAL     UNREALIZED        NET         NET INVESTMENT
                    NET ASSETS       STOCK     DEPRECIATION  REALIZED GAIN        INCOME
----------------------------------------------------------------------------------------------
RiverSource
Fundamental
Growth Fund        $186,001,712  $209,335,799  $(24,043,308)   $4,925,716       $(4,216,495)


11. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of

--------------------------------------------------------------------------------
42  RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT

Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT  43

12. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                $32.73       $28.61       $28.34       $23.73       $22.80
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .26(b)       .23(b)       .18          .04          .02
Net gains (losses) (both realized and
 unrealized)                                         (5.50)        4.11          .10         4.57          .91
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (5.24)        4.34          .28         4.61          .93
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.27)        (.22)        (.01)          --           --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $27.22       $32.73       $28.61       $28.34       $23.73
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)             $1,591       $2,393       $2,351       $2,101       $2,117
--------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                1.00%        1.19%        1.14%        1.19%        1.03%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .84%         .71%         .72%         .16%         .07%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               112%          98%         134%         136%         171%
--------------------------------------------------------------------------------------------------------------
Total return(e)                                    (16.14%)      15.20%         .98%       19.43%        4.08%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Total return does not reflect payment of a sales charge.


--------------------------------------------------------------------------------
44  RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT

CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                $29.79       $26.06       $26.01       $21.95       $21.25
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .02(b)      (.02)(b)     (.05)        (.16)        (.16)
Net gains (losses) (both realized and
 unrealized)                                         (5.02)        3.75          .10         4.22          .86
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (5.00)        3.73          .05         4.06          .70
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $24.79       $29.79       $26.06       $26.01       $21.95
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $189         $369         $462         $578         $598
--------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                1.76%        1.96%        1.91%        1.97%        1.81%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .08%        (.06%)       (.06%)       (.62%)       (.71%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               112%          98%         134%         136%         171%
--------------------------------------------------------------------------------------------------------------
Total return(e)                                    (16.78%)      14.31%         .19%       18.50%        3.29%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Total return does not reflect payment of a sales charge.


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT  45

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                $29.77       $26.07       $26.01       $21.95       $21.25
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .02(b)      (.01)(b)     (.04)        (.16)        (.16)
Net gains (losses) (both realized and
 unrealized)                                         (5.01)        3.74          .10         4.22          .86
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.99)        3.73          .06         4.06          .70
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.05)        (.03)          --           --           --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $24.73       $29.77       $26.07       $26.01       $21.95
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $13          $20          $19          $15          $13
--------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                1.76%        1.95%        1.91%        1.97%        1.81%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .08%        (.03%)       (.03%)       (.62%)       (.71%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               112%          98%         134%         136%         171%
--------------------------------------------------------------------------------------------------------------
Total return(e)                                    (16.78%)      14.31%         .23%       18.50%        3.29%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Total return does not reflect payment of a sales charge.


--------------------------------------------------------------------------------
46  RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT

CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                          2008         2007         2006         2005      2004(B)
Net asset value, beginning of period                $33.54       $29.31       $28.93       $24.10       $25.61
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .44(c)       .40(c)       .32          .12          .09
Net gains (losses) (both realized and
 unrealized)                                         (5.66)        4.19          .10         4.71        (1.60)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (5.22)        4.59          .42         4.83        (1.51)
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.42)        (.36)        (.04)          --           --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $27.90       $33.54       $29.31       $28.93       $24.10
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $326         $298         $256         $147          $18
--------------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                                 .54%         .74%         .68%         .75%         .57%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.40%        1.21%        1.22%         .55%         .43%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               112%          98%         134%         136%         171%
--------------------------------------------------------------------------------------------------------------
Total return                                       (15.74%)      15.70%        1.44%       20.04%       (5.90%)(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (inception date) to July 31, 2004.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) Not annualized.


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT  47

CLASS R2


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                          2008     2007(b)
Net asset value, beginning of period                $33.13       $32.23
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .24          .13
Net gains (losses) (both realized and
 unrealized)                                         (5.54)        1.12
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (5.30)        1.25
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.22)        (.35)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $27.61       $33.13
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.36%        1.50%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after
 waiver/reimbursement(e),(g),(h)                     1.11%        1.50%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .76%         .63%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               112%          98%
--------------------------------------------------------------------------------------------------------------
Total return                                       (16.11%)       3.93%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.


--------------------------------------------------------------------------------
48  RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT

CLASS R3


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                          2008     2007(b)
Net asset value, beginning of period                $33.18       $32.23
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .31          .18
Net gains (losses) (both realized and
 unrealized)                                         (5.54)        1.13
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (5.23)        1.31
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.30)        (.36)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $27.65       $33.18
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.12%        1.27%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after
 waiver/reimbursement(e),(g),(h)                      .86%        1.27%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.00%         .87%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               112%          98%
--------------------------------------------------------------------------------------------------------------
Total return                                       (15.91%)       4.09%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT  49

CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                $33.34       $29.13       $28.81       $24.07       $23.09
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .35(b)       .25(b)       .24          .09          .07
Net gains (losses) (both realized and
 unrealized)                                         (5.58)        4.22          .10         4.65          .91
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (5.23)        4.47          .34         4.74          .98
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.33)        (.26)        (.02)          --           --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $27.78       $33.34       $29.13       $28.81       $24.07
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $56         $146         $265         $304         $350
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                          .84%        1.03%         .95%        1.02%         .86%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                      .66%        1.03%         .95%        1.02%         .86%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.11%         .79%         .89%         .34%         .25%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               112%          98%         134%         136%         171%
--------------------------------------------------------------------------------------------------------------
Total return                                       (15.85%)      15.39%        1.17%       19.69%        4.24%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.


--------------------------------------------------------------------------------
50  RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT

CLASS R5


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                          2008     2007(b)
Net asset value, beginning of period                $33.28       $32.23
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .39          .29
Net gains (losses) (both realized and
 unrealized)                                         (5.59)        1.12
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (5.20)        1.41
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.40)        (.36)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $27.68       $33.28
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--
--------------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                                 .61%         .76%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.25%        1.38%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               112%          98%
--------------------------------------------------------------------------------------------------------------
Total return                                       (15.80%)       4.41%(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) Not annualized.


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT  51

CLASS W


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended July 31,                          2008     2007(b)
Net asset value, beginning of period                $33.21       $31.89
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .27          .24
Net gains (losses) (both realized and
 unrealized)                                         (5.59)        1.43
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (5.32)        1.67
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.27)        (.35)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $27.62       $33.21
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--
--------------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                                1.00%        1.17%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .86%        1.09%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               112%          98%
--------------------------------------------------------------------------------------------------------------
Total return                                       (16.15%)       5.29%(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 1, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) Not annualized.


--------------------------------------------------------------------------------
52  RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE GROWTH FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Growth Fund (the Fund) (one of the portfolios constituting the RiverSource Large Cap Series, Inc.) as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT  53

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Growth Fund of the RiverSource Large Cap Series, Inc. at July 31, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
September 22, 2008


--------------------------------------------------------------------------------
54  RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2008

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................       100%
    Dividends Received Deduction for corporations................       100%
    U.S. Government Obligations..................................      0.08%


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT  55

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 53
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 57
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 72
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Board member since    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      2002 and Chair of     College                                                  Inc. (manufactures
Minneapolis, MN 55402      the Board since 2007                                                           irrigation systems)
Age 69

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
56  RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceutical, Inc.
Minneapolis, MN 55402                            Biotech                                                  (biotechnology);
Age 64                                                                                                    Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 47                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company since 2006; Chairman of the Board,
                                                 Chief Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc. and Chairman of the Board and Chief
                                                 Investment Officer, RiverSource Investments, LLC, 2001-
                                                 2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT  57

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President, Asset Management;
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           since 2006; Director and Vice President -- Asset
Minneapolis, MN 55474                            Management, Products and Marketing, RiverSource
Age 42                                           Distributors, Inc. since 2006; Managing Director and
                                                 Global Head of Product, Morgan Stanley Investment
                                                 Management, 2004-2006; President, Touchstone
                                                 Investments, 2002-2004
--------------------------------------------------------------------------------------------------------

Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center Minneapolis, MN                           President -- Operations and Compliance, RiverSource
55474                                            Investments, LLC, 2004-2006; Director of Product
Age 42                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. since 2006; Vice
Minneapolis, MN 55474                            President, General Counsel and Secretary, Ameriprise
Age 49                                           Certificate Company since 2005; Vice President -- Asset
                                                 Management Compliance, Ameriprise Financial, Inc.,
                                                 2004-2005; Senior Vice President and Chief Compliance
                                                 Officer, USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006    RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 47                                           Management, 2000-2003

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
58  RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT  59

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource Investments provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2008, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 9-10, 2008 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, particularly in the areas of trading systems, new product initiatives, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services

--------------------------------------------------------------------------------
60  RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2007. The Board observed that the Fund's investment performance, although somewhat weaker than previous years, reflected the interrelationship of particularly volatile market conditions with the investment strategies employed by the portfolio management team. Further, the Board noted that measures have been taken to enhance risk management oversight.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the

--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT  61

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------



Fund's total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer group's median expense ratio shown in the reports. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 10, 2008, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.


--------------------------------------------------------------------------------
62  RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                               RIVERSOURCE GROWTH FUND -- 2008 ANNUAL REPORT  63

RIVERSOURCE GROWTH FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., Member FINRA, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C) 2008 RiverSource Distributors, Inc.                           S-6455 AD (9/08)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE

LARGE CAP EQUITY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JULY 31, 2008
(Prospectus also enclosed)


RIVERSOURCE LARGE CAP EQUITY FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH
LONG-TERM GROWTH OF CAPITAL.

This annual report includes a prospectus that
describes in detail the Fund's objective, investment
strategy, risks, sales charges, fees and other
matters of interest. Please read the prospectus
carefully before you invest or send money.                (SINGLE STRATEGY FUND ICON)

TABLE OF CONTENTS --------------------------------------------------------------

Your Fund at a Glance...............      2

Manager Commentary..................      5

The Fund's Long-term Performance ...     10

Fund Expenses Example...............     12

Portfolio of Investments............     15

Financial Statements................     26

Notes to Financial Statements.......     32

Report of Independent Registered
   Public Accounting Firm...........     55

Federal Income Tax Information......     57

Board Members and Officers..........     58

Approval of Investment Management
   Services Agreement...............     62

Proxy Voting........................     64

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Large Cap Equity Fund (the Fund) Class A shares declined 15.40%, excluding sales charge, for the fiscal year ended July 31, 2008.

> The Fund underperformed its benchmarks, the Russell 1000(R) Index and the Standard & Poor's 500 Index (S&P 500 Index), which fell 10.62% and 11.09%, respectively, for the same 12-month period.

> The Fund's peer group, the Lipper Large-Cap Core Funds Index, declined 10.11% during the same time period.

ANNUALIZED TOTAL RETURNS (for period ended July 31, 2008)
--------------------------------------------------------------------------------

                                                                  Since
                                 1 year    3 years   5 years   inception(a)
--------------------------------------------------------------------------------
RiverSource Large Cap Equity
  Fund Class A (excluding sales
  charge)                        -15.40%    +0.48%    +4.39%      +1.86%
--------------------------------------------------------------------------------
Russell 1000 Index (unmanaged)   -10.62%    +3.08%    +7.55%      +4.00%
--------------------------------------------------------------------------------
S&P 500 Index (unmanaged)        -11.09%    +2.85%    +7.03%      +3.47%
--------------------------------------------------------------------------------
Lipper Large-Cap Core Funds
  Index                          -10.11%    +3.12%    +6.31%      +2.86%
--------------------------------------------------------------------------------

(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

(a) Fund data is from March 28, 2002. Russell 1000 Index, S&P 500 Index and Lipper peer group data is from April 1, 2002.

--------------------------------------------------------------------------------

 2 RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

STYLE MATRIX
----------------------------------------


          STYLE
VALUE    BLEND    GROWTH
            X              LARGE
                           MEDIUM        SIZE
                           SMALL

Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
----------------------------------------

                                             Net Fund and
                                             Acquired Fund
                       Total       Net        (Underlying
                       Fund    Expenses(a)     Fund)(b)
--------------------------------------------------------------
Class A                1.03%      0.96%          0.98%
--------------------------------------------------------------
Class B                1.79%      1.73%          1.75%
--------------------------------------------------------------
Class C                1.79%      1.72%          1.74%
--------------------------------------------------------------
Class I                0.57%      0.54%          0.56%
--------------------------------------------------------------
Class R2               1.39%      1.34%          1.36%
--------------------------------------------------------------
Class R3               1.14%      1.09%          1.11%
--------------------------------------------------------------
Class R4               0.87%      0.82%          0.84%
--------------------------------------------------------------
Class R5               0.67%      0.59%          0.61%
--------------------------------------------------------------

(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.08% for the year ended July 31, 2008), will not exceed 1.04% for Class A, 1.81% for Class B, 1.80% for Class C, 0.62% for Class I, 1.42% for Class R2, 1.17% for Class R3, 0.90% for Class R4 and 0.67% for Class R5.
(b)  In addition to the Fund's total annual
     operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of acquired funds (affiliated and unaffiliated funds) in which the Fund invests. The Fund's "Acquired fund fees and expenses," based on its investment in the acquired funds, was 0.02% for the year ended July 31, 2008.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT JULY 31, 2008
                                                                     SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   INCEPTION
 Class A (inception 3/28/02)         -15.40%   +0.48%    +4.39%     +1.86%
--------------------------------------------------------------------------------
 Class B (inception 3/28/02)         -15.97%   -0.33%    +3.58%     +1.05%
--------------------------------------------------------------------------------
 Class C (inception 3/28/02)         -16.11%   -0.36%    +3.55%     +1.06%
--------------------------------------------------------------------------------
 Class I (inception 3/4/04)          -15.02%   +0.89%      N/A      +2.41%
--------------------------------------------------------------------------------
 Class R2 (inception 12/11/06)       -15.45%     N/A       N/A      -7.72%
--------------------------------------------------------------------------------
 Class R3 (inception 12/11/06)       -15.19%     N/A       N/A      -7.45%
--------------------------------------------------------------------------------
 Class R4 (inception 3/28/02)        -15.40%   +0.64%    +4.55%     +2.02%
--------------------------------------------------------------------------------
 Class R5 (inception 12/11/06)       -15.38%     N/A       N/A      -7.39%
--------------------------------------------------------------------------------

WITH SALES CHARGE
 Class A (inception 3/28/02)         -20.30%   -1.48%    +3.14%     +0.90%
--------------------------------------------------------------------------------
 Class B (inception 3/28/02)         -19.70%   -1.49%    +3.24%     +1.05%
--------------------------------------------------------------------------------
 Class C (inception 3/28/02)         -16.85%   -0.36%    +3.55%     +1.06%
--------------------------------------------------------------------------------

AT JUNE 30, 2008
                                                                     SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   INCEPTION
 Class A (inception 3/28/02)         -17.04%   +1.76%    +4.62%     +2.06%
--------------------------------------------------------------------------------
 Class B (inception 3/28/02)         -17.66%   +0.90%    +3.77%     +1.24%
--------------------------------------------------------------------------------
 Class C (inception 3/28/02)         -17.61%   +0.94%    +3.79%     +1.29%
--------------------------------------------------------------------------------
 Class I (inception 3/4/04)          -16.68%   +2.17%      N/A      +2.72%
--------------------------------------------------------------------------------
 Class R2 (inception 12/11/06)       -17.06%     N/A       N/A      -7.35%
--------------------------------------------------------------------------------
 Class R3 (inception 12/11/06)       -16.86%     N/A       N/A      -7.19%
--------------------------------------------------------------------------------
 Class R4 (inception 3/28/02)        -16.87%   +1.92%    +4.77%     +2.26%
--------------------------------------------------------------------------------
 Class R5 (inception 12/11/06)       -17.05%     N/A       N/A      -7.13%
--------------------------------------------------------------------------------

WITH SALES CHARGE
 Class A (inception 3/28/02)         -21.80%   -0.22%    +3.37%     +1.09%
--------------------------------------------------------------------------------
 Class B (inception 3/28/02)         -21.32%   -0.27%    +3.42%     +1.24%
--------------------------------------------------------------------------------
 Class C (inception 3/28/02)         -18.34%   +0.94%    +3.79%     +1.29%
--------------------------------------------------------------------------------

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only.

--------------------------------------------------------------------------------

 4 RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholder,
RiverSource Large Cap Equity Fund (the Fund) Class A shares declined 15.40%, excluding sales charge, for the fiscal year ended July 31, 2008. The Fund underperformed its benchmarks, the Russell 1000(R) Index (Russell Index) and the Standard & Poor's 500 Index (S&P 500 Index), which declined 10.62% and 11.09%, respectively. The Fund's peer group, the Lipper Large-Cap Core Funds Index, fell 10.11% during the same time frame.

SIGNIFICANT PERFORMANCE FACTORS
Through most of the fiscal year, valuation was not an effective characteristic for choosing stocks that would outperform. Though the Fund includes a value-oriented and a growth-oriented portfolio segment in its strategy, consideration of stock valuations is a thread running through the entire portfolio. Given the Fund's valuation sensitivity, the market's aversion to value was an insurmountable headwind during this fiscal period.

Stock selection detracted from the Fund's return relative to the Russell Index. Though stock selection in the consumer staples, information

SECTOR DIVERSIFICATION(1) (at July 31, 2008; % of portfolio assets)
-----------------------------------------------------------------

Consumer Discretionary                              10.8%
--------------------------------------------------------------
Consumer Staples                                     9.0%
--------------------------------------------------------------
Energy                                              10.5%
--------------------------------------------------------------
Financials                                          13.4%
--------------------------------------------------------------
Health Care                                         13.8%
--------------------------------------------------------------
Industrials                                          9.3%
--------------------------------------------------------------
Information Technology                              15.6%
--------------------------------------------------------------
Materials                                            2.8%
--------------------------------------------------------------
Options Purchased                                    0.3%
--------------------------------------------------------------
Telecommunication Services                           8.7%
--------------------------------------------------------------
Utilities                                            2.7%
--------------------------------------------------------------
Other(2)                                             3.1%
--------------------------------------------------------------

(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
(2) Cash & Cash Equivalents. Of the 3.1%, 0.8% is due to security lending activity and 2.3% is the Fund's cash equivalent position.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

technology and utilities sectors was advantageous, the Fund holdings in the consumer discretionary, financials, industrials and energy sectors significantly underperformed the respective sectors of the Russell Index.


Sector allocations had a positive impact. The Fund's cash position was beneficial, as would be expected in a declining equity market. Having a substantially smaller financials position than the Russell Index was a meaningful contributor to relative performance, as was a larger-than-Russell Index health care weighting. However, the Fund had a smaller energy position than the Russell Index and a larger telecommunications position, which were both disadvantageous.

Individual contributors to return included QUALCOMM, GENENTECH, AVON PRODUCTS and FLOWSERVE, all positions that were larger than those in the Russell Index. We owned technology stock QUALCOMM because we believe the company can benefit from a strong upcoming product cycle. The market has recently been gaining conviction that the product cycle will be favorable, as the company has begun to see traction with its third-generation cell phone chip. In July 2008, QUALCOMM settled its protracted litigation with Nokia. Biotherapeutics company GENENTECH'S minority owner Roche is trying to buy out GENENTECH and offered a substantial premium. The stock price has also risen on a promising outlook for growth in GENENTECH'S cancer treatments, fueled by favorable

TOP TEN HOLDINGS (at July 31, 2008; % of portfolio assets)
-----------------------------------------------------------------

Exxon Mobil                                          3.8%
--------------------------------------------------------------
Virgin Media                                         2.5%
--------------------------------------------------------------
Pfizer                                               2.3%
--------------------------------------------------------------
Microsoft                                            2.3%
--------------------------------------------------------------
Vodafone Group                                       1.9%
--------------------------------------------------------------
Chevron                                              1.8%
--------------------------------------------------------------
Boeing                                               1.7%
--------------------------------------------------------------
Bristol-Myers Squibb                                 1.7%
--------------------------------------------------------------
AT&T                                                 1.6%
--------------------------------------------------------------
Philip Morris Intl                                   1.5%
--------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------

 6 RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

Given the Fund's valuation sensitivity, the market's aversion to value was an insurmountable headwind during this fiscal period.

expectations for several upcoming studies. FLOWSERVE makes valves and pumping machinery for industrial companies, particularly oil, gas and chemical companies, and has benefited from the high level of activity in those end markets.

Individual detractors from return included VIRGIN
MEDIA, HARMAN INTERNATIONAL INDUSTRIES, COUNTRYWIDE
FINANCIAL and FEDERAL HOME LOAN MORTGAGE CORP.
(FREDDIE MAC). British telecommunications company
VIRGIN MEDIA received an attractive acquisition bid in July 2007 and subsequently conducted an auction where multiple suitors showed interest. However, difficulties in the high-yield bond market prevented the company from completing the auction. Since then, the stock price has fallen sharply amid additional concerns about the company's leverage levels and susceptibility to economic weakness. We believe
VIRGIN MEDIA'S fundamentals are now better than they were a year ago, while the stock stands at about half the price. In our view, the stock's market price has disconnected from the underlying value of the company, creating an attractive opportunity.
HARMAN INTERNATIONAL'S main business is producing car radios, and the company suffered as auto production has come under intense pressure in the difficult economic environment. Mortgage lender
COUNTRYWIDE FINANCIAL continued to suffer from credit market difficulties, but BANK OF AMERICA finally completed its takeover of the company and the Fund's small remaining holdings of Countrywide converted into BANK OF AMERICA stock. Though the majority of government-sponsored FREDDIE MAC'S business isn't directly connected to the subprime mortgage breakdown,

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

continued weakness in the North American residential market has hurt the company due to mortgage losses and performance of securities owned by the company.

CHANGES TO THE FUND'S PORTFOLIO
In the first half of the fiscal year, we decreased the Fund's health care weighting relative to the Russell Index. We trimmed exposure to biotechnology stocks and some large-cap pharmaceutical stocks because of valuation concerns and, in the case of pharmaceuticals, worry that they might be negatively affected by the change in presidential administrations.

Also in the first half, the Fund's weighting in materials stocks decreased, as we reduced exposure to gold stocks. We increased exposure to the consumer staples sector relative to the Russell Index, focusing on stocks with a consumer cyclical dimension rather than food and consumer goods companies.

In the latter half of the Fund's fiscal year, the Fund's position in the financials sector decreased. Market performance was partially responsible for the reduction, as financial stocks generally declined in value. We also cut back the Fund's holdings of lending-based financial companies, specifically banks and savings and loans.

The Fund's energy position increased in the second half of the year, also due to a combination of market results and active management. The energy sector's steep appreciation boosted the Fund's energy weighting. Meanwhile, we increased the Fund's holdings of energy services companies. Selected energy services stocks became relatively inexpensive and we believe they will benefit from increased exploration and production activity.

We increased the Fund's information technology position in the second half of the year. Technology stocks, particularly some of the larger, more mature companies, seem inexpensive to us. They appear to have relatively limited downside risk due to attractive valuations, with the ability to capitalize on any improvement in economic activity.

OUR FUTURE STRATEGY
We manage the Fund's portfolio in three segments - a growth-oriented strategy, a value-oriented strategy and an analyst-driven segment. A

--------------------------------------------------------------------------------

 8 RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

common theme across the three segments is our belief that valuation as a selection criterion is likely to be more effective going forward. Differences in valuations among stocks have become increasingly wide, reaching a historically rare level. In the past, such extreme valuation spreads have foreshadowed a period when valuation was more important to investors. Because each portfolio segment takes value into consideration when selecting stocks, we believe we are entering a period that could be more favorable for the Fund's strategy.

Large-cap companies still have roughly the same valuation as mid- and small-cap companies. However, larger companies tend to have more stable business models, which can better withstand a decelerating economic environment, and they tend to have more international exposure, which may benefit from the tail end of the current period of dollar depreciation.


(PHOTO - BOB      (PHOTO - NICK
EWING)            THAKORE)
Bob Ewing,        Nick Thakore
CFA(R)            Portfolio Manager
Portfolio
Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------
The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Large Cap Equity Fund Class A shares (from 4/1/02 to 7/31/08)* as compared to the performance of three widely cited performance indices, the Russell 1000 Index, the Standard & Poor's 500 Index (S&P 500 Index) and the Lipper Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from March 28, 2002. Russell 1000 Index, S&P 500 Index and Lipper peer group data is from April 1, 2002.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

                                                                                      SINCE
Results at July 31, 2008                    1 YEAR       3 YEARS      5 YEARS      INCEPTION(4)
RIVERSOURCE LARGE CAP EQUITY FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000         $7,970       $9,563      $11,672        $10,590
---------------------------------------------------------------------------------------------------
        Average annual total return         -20.30%       -1.48%       +3.14%         +0.90%
---------------------------------------------------------------------------------------------------
RUSSELL 1000 INDEX(1)
        Cumulative value of $10,000          $8,938      $10,953      $14,390        $12,819
---------------------------------------------------------------------------------------------------
        Average annual total return         -10.62%       +3.08%       +7.55%         +4.00%
---------------------------------------------------------------------------------------------------
S&P 500 INDEX(2)
        Cumulative value of $10,000          $8,891      $10,880      $14,045        $12,409
---------------------------------------------------------------------------------------------------
        Average annual total return         -11.09%       +2.85%       +7.03%         +3.47%
---------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX(3)
        Cumulative value of $10,000          $8,989      $10,966      $13,579        $11,958
---------------------------------------------------------------------------------------------------
        Average annual total return         -10.11%       +3.12%       +6.31%         +2.86%
---------------------------------------------------------------------------------------------------

Results for other share classes can be found on page 4.

--------------------------------------------------------------------------------

 10 RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE LARGE CAP EQUITY FUND LINE GRAPH)

                                       RIVERSOURCE LARGE
                                        CAP EQUITY FUND
                                    CLASS A (INCLUDES SALES                                                    LIPPER LARGE-CAP
                                       CHARGE)                 RUSSELL 1000 INDEX(1)     S&P 500 INDEX(2)     CORE FUNDS INDEX(3)
                                    -----------------------   ---------------------     ----------------     -------------------
4/1/02                                     $ 9,425                   $10,000                  $10,000                 $10,000
7/02                                         7,766                     8,014                    7,985                   8,108
7/03                                         8,546                     8,911                    8,835                   8,808
7/04                                         9,160                    10,072                    9,999                   9,690
7/05                                        10,441                    11,704                   11,404                  10,907
7/06                                        10,807                    12,316                   12,018                  11,452
7/07                                        12,493                    14,342                   13,957                  13,303
7/08                                        10,590                    12,819                   12,409                  11,958

(1) The Russell 1000 Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(3) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(4) Fund data is from March 28, 2002. Russell 1000 Index, S&P 500 Index and Lipper peer group data is from April 1, 2002.

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2008.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 12 RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                                   DIRECT AND
                                                                 DIRECT             INDIRECT
                              BEGINNING        ENDING           EXPENSES            EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE      PAID DURING         PAID DURING
                            FEB. 1, 2008    JULY 31, 2008   THE PERIOD(A),(B)   THE PERIOD(B),(C)
-------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------
   Actual(d)                   $1,000         $  900.40           $4.35               $4.44
-------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,020.29           $4.62               $4.72
-------------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------------
   Actual(d)                   $1,000         $  896.30           $7.87               $7.97
-------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,016.56           $8.37               $8.47
-------------------------------------------------------------------------------------------------
Class C
-------------------------------------------------------------------------------------------------
   Actual(d)                   $1,000         $  894.50           $7.87               $7.96
-------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,016.56           $8.37               $8.47
-------------------------------------------------------------------------------------------------
Class I
-------------------------------------------------------------------------------------------------
   Actual(d)                   $1,000         $  901.00           $2.46               $2.55
-------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,022.28           $2.61               $2.72
-------------------------------------------------------------------------------------------------
Class R2
-------------------------------------------------------------------------------------------------
   Actual(d)                   $1,000         $  897.40           $6.32               $6.42
-------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,018.20           $6.72               $6.82
-------------------------------------------------------------------------------------------------
Class R3
-------------------------------------------------------------------------------------------------
   Actual(d)                   $1,000         $  899.40           $5.15               $5.24
-------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,019.44           $5.47               $5.57
-------------------------------------------------------------------------------------------------
Class R4
-------------------------------------------------------------------------------------------------
   Actual(d)                   $1,000         $  898.00           $3.63               $3.73
-------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,021.03           $3.87               $3.97
-------------------------------------------------------------------------------------------------
Class R5
-------------------------------------------------------------------------------------------------
   Actual(d)                   $1,000         $  900.40           $2.79               $2.88
-------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,021.93           $2.97               $3.07
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

ANNUALIZED EXPENSE RATIOS

                                                FUND'S       ACQUIRED FUND
                                              ANNUALIZED       FEES AND      NET FUND
                                             EXPENSE RATIO     EXPENSES      EXPENSES
-------------------------------------------------------------------------------------
Class A                                           .92%           .02%          .94%
-------------------------------------------------------------------------------------
Class B                                          1.67%           .02%         1.69%
-------------------------------------------------------------------------------------
Class C                                          1.67%           .02%         1.69%
-------------------------------------------------------------------------------------
Class I                                           .52%           .02%          .54%
-------------------------------------------------------------------------------------
Class R2                                         1.34%           .02%         1.36%
-------------------------------------------------------------------------------------
Class R3                                         1.09%           .02%         1.11%
-------------------------------------------------------------------------------------
Class R4                                          .77%           .02%          .79%
-------------------------------------------------------------------------------------
Class R5                                          .59%           .02%          .61%
-------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio for each class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2009, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.04% for Class A, 1.81% for Class B, 1.80% for Class C, 0.62% for Class I, 1.42% for Class R2, 1.17% for Class R3, 0.90% for Class R4 and 0.67% for Class R5. Any amounts waived will not be reimbursed by the Fund. This change was effective August 1, 2008. Had this change been in place for the entire six month period ended July 31, 2008, the actual direct expenses paid would have been: $4.30 for Class A, $8.53 for Class B, $7.82 for Class C, $2.27 for Class I, $6.09 for Class R2, $4.91 for Class R3, $3.63 for Class R4 and $2.55 for Class R5; the hypothetical direct expenses paid would have been:
     $4.57 for Class A, $9.07 for Class B, $8.32 for Class C, $2.41 for Class I, $6.47 for Class R2, $5.22 for Class R3, $3.87 for Class R4 and $2.72 for Class R5. Additionally, had this change been in place for the entire six month period ended July 31, 2008, the actual direct and indirect expenses paid would have been: $4.39 for Class A, $8.63 for Class B, $7.91 for Class C, $2.36 for Class I, $6.18 for Class R2, $5.01 for Class R3, $3.73 for Class R4 and $2.65 for Class R5; the hypothetical direct and indirect expenses paid would have been: $4.67 for Class A, $9.17 for Class B, $8.42 for Class C, $2.51 for Class I, $6.57 for Class R2, $5.32 for Class R3, $3.97 for Class R4 and $2.82 for Class R5.
(c) Expenses are equal to the Fund's annualized expense ratio for each class plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(d) Based on the actual return for the six months ended July 31, 2008: -9.96% for Class A, - 10.37% for Class B, -10.55% for Class C, -9.90% for Class I, -10.26% for Class R2, -10.06% for Class R3, -10.20% for Class R4 and -9.96%
     for Class R5.

--------------------------------------------------------------------------------

 14 RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

JULY 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (97.1%)
ISSUER                                            SHARES                      VALUE(A)
AEROSPACE & DEFENSE (4.1%)
Boeing                                             1,158,424               $70,791,290
General Dynamics                                      52,948                 4,719,785
Goodrich                                             138,405                 6,801,222
Honeywell Intl                                       531,950                27,044,338
L-3 Communications Holdings                          118,424                11,687,265
Lockheed Martin                                      184,756                19,275,593
Spirit AeroSystems Holdings Cl A                     241,611(b)              5,233,294
United Technologies                                  306,402                19,603,600
                                                                       ---------------
Total                                                                      165,156,387
--------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.1%)
United Parcel Service Cl B                            32,815                 2,069,970
--------------------------------------------------------------------------------------

AIRLINES (0.1%)
Northwest Airlines                                   401,506(b)              3,677,795
UAL                                                  173,328                 1,440,356
                                                                       ---------------
Total                                                                        5,118,151
--------------------------------------------------------------------------------------

AUTO COMPONENTS (0.1%)
Goodyear Tire & Rubber                                28,780(b)                564,951
Johnson Controls                                      70,967                 2,140,365
                                                                       ---------------
Total                                                                        2,705,316
--------------------------------------------------------------------------------------

AUTOMOBILES (0.1%)
Ford Motor                                           526,712(b)              2,528,217
General Motors                                        67,728(f)                749,749
Harley-Davidson                                       28,277                 1,070,002
                                                                       ---------------
Total                                                                        4,347,968
--------------------------------------------------------------------------------------

BEVERAGES (2.5%)
Anheuser-Busch Companies                              39,259                 2,660,190
Coca-Cola                                          1,040,306                53,575,759
Molson Coors Brewing Cl B                            302,505                16,326,195

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)
BEVERAGES (CONT.)
Pepsi Bottling Group                                  14,745                  $410,648
PepsiCo                                              443,504                29,519,626
                                                                       ---------------
Total                                                                      102,492,418
--------------------------------------------------------------------------------------

BIOTECHNOLOGY (2.9%)
Amgen                                                714,833(b)             44,769,991
Genentech                                            377,556(b)             35,962,209
Genzyme                                              249,477(b)             19,122,412
ImClone Systems                                      262,974(b)             16,811,928
                                                                       ---------------
Total                                                                      116,666,540
--------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.1%)
Masco                                                250,330                 4,127,942
--------------------------------------------------------------------------------------

CAPITAL MARKETS (3.3%)
Bank of New York Mellon                              281,459                 9,991,795
BlackRock                                              9,386                 2,034,040
Blackstone Group LP                                  139,163                 2,584,257
Goldman Sachs Group                                  122,537                22,551,709
KKR Private Equity Investors LP Unit               2,752,976                36,339,938
Legg Mason                                           116,839                 4,714,454
Lehman Brothers Holdings                           1,142,970                19,819,100
Merrill Lynch & Co                                   163,870                 4,367,136
Morgan Stanley                                       433,275                17,105,697
Oaktree Capital Group LLC Cl A Unit                  331,941(d,h)            9,294,348
Och-Ziff Capital Management Group LLC Cl A            78,518                 1,282,984
State Street                                          38,363                 2,748,325
                                                                       ---------------
Total                                                                      132,833,783
--------------------------------------------------------------------------------------

CHEMICALS (1.1%)
Air Products & Chemicals                              25,197                 2,399,006
Ashland                                                6,745                   281,739
Dow Chemical                                         404,782                13,483,289

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT  15

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)
CHEMICALS (CONT.)
Eastman Chemical                                      47,239                $2,832,450
Ecolab                                                20,992                   938,342
EI du Pont de Nemours & Co                           266,501                11,675,409
Hercules                                              13,504                   270,755
Intl Flavors & Fragrances                              9,639                   387,681
Monsanto                                              65,630                 7,817,189
PPG Inds                                              19,619                 1,189,696
Praxair                                               37,441                 3,509,345
Rohm & Haas                                           15,002                 1,125,150
                                                                       ---------------
Total                                                                       45,910,051
--------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.5%)
BancorpSouth                                          57,883                 1,232,908
BB&T                                                 162,258(f)              4,546,469
Comerica                                              18,838                   541,027
Fifth Third Bancorp                                  756,147                10,563,374
PNC Financial Services Group                          99,353                 7,082,875
Regions Financial                                          1                         9
SunTrust Banks                                       102,054                 4,190,337
Wachovia                                           1,178,853                20,358,792
Wells Fargo & Co                                     387,434                11,727,628
                                                                       ---------------
Total                                                                       60,243,419
--------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.2%)
Allied Waste Inds                                     40,342(b)                488,138
Avery Dennison                                        12,748                   561,039
Cintas                                                15,638                   444,745
Equifax                                               15,374                   539,474
Monster Worldwide                                     14,877(b)                263,918
Pitney Bowes                                          24,852                   787,560
Robert Half Intl                                      18,984                   480,105
RR Donnelley & Sons                                   25,417                   678,634
Waste Management                                      58,668                 2,085,061
                                                                       ---------------
Total                                                                        6,328,674
--------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (4.0%)
Cisco Systems                                      1,131,946(b)             24,891,493
Corning                                              215,740                 4,316,957
Motorola                                             610,279                 5,272,811
Nokia                                                729,400(c,k)           19,905,194
Nokia ADR                                          1,879,494(c)             51,347,775
Nortel Networks                                          342(b,c)                2,613

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)
COMMUNICATIONS EQUIPMENT (CONT.)
QUALCOMM                                             926,698               $51,283,467
Starent Networks                                     356,126(b,f)            4,665,251
                                                                       ---------------
Total                                                                      161,685,561
--------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (3.1%)
Apple                                                187,048(b)             29,731,280
Dell                                                 266,915(b)              6,558,102
EMC                                                  645,118(b)              9,683,221
Hewlett-Packard                                      940,865                42,150,752
IBM                                                  261,527                33,470,225
SanDisk                                              221,899(b)              3,128,776
                                                                       ---------------
Total                                                                      124,722,356
--------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.3%)
Fluor                                                 83,260                 6,773,201
KBR                                                  189,049                 5,387,897
                                                                       ---------------
Total                                                                       12,161,098
--------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (--%)
Vulcan Materials                                      13,081                   839,669
--------------------------------------------------------------------------------------

CONSUMER FINANCE (0.3%)
American Express                                     180,325                 6,693,664
Capital One Financial                                 82,648                 3,459,645
SLM                                                   55,909(b)                957,721
                                                                       ---------------
Total                                                                       11,111,030
--------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (--%)
Ball                                                  11,691                   521,186
Bemis                                                 11,926                   335,836
Pactiv                                                15,630(b)                376,839
Sealed Air                                            19,132                   415,164
                                                                       ---------------
Total                                                                        1,649,025
--------------------------------------------------------------------------------------

DISTRIBUTORS (--%)
Genuine Parts                                         19,592                   785,835
--------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (--%)
Apollo Group Cl A                                     16,503(b)              1,027,972
H&R Block                                             38,956                   947,799
                                                                       ---------------
Total                                                                        1,975,771
--------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (4.4%)
Apollo Mgmt LP                                     1,426,700(d,h)           19,973,800
Bank of America                                    1,605,532                52,822,002
CIT Group                                             22,723                   192,691
Citigroup                                          1,394,941                26,071,447
CME Group                                              6,127                 2,206,517

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 16 RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)
DIVERSIFIED FINANCIAL SERVICES (CONT.)
Interactive Brokers Group Cl A                       447,495(b)            $12,556,710
IntercontinentalExchange                              76,455(b)              7,630,209
iShares Dow Jones US Healthcare Sector Index
 Fund                                                      1                        65
JPMorgan Chase & Co                                1,177,978                47,861,246
KKR Financial Holdings LLC                           580,995                 5,966,819
Leucadia Natl                                         21,149                   946,841
Materials Select Sector SPDR Fund                     71,566(f)              2,889,835
NYSE Euronext                                         30,511                 1,441,340
                                                                       ---------------
Total                                                                      180,559,522
--------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (5.9%)
AT&T                                               2,177,373                67,084,863
Chunghwa Telecom ADR                                       1(c)                     25
Deutsche Telekom                                   1,804,355(c)             31,231,566
Embarq                                                77,675                 3,555,185
Frontier Communications                              180,802                 2,090,071
Qwest Communications Intl                          4,256,424(f)             16,302,104
Telefonica                                         2,070,662(c)             53,723,568
Telefonica ADR                                        97,827(c)              7,613,875
Verizon Communications                             1,646,345                56,041,584
Windstream                                           175,967                 2,097,527
                                                                       ---------------
Total                                                                      239,740,368
--------------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.8%)
Allegheny Energy                                      20,100                   972,840
American Electric Power                               48,037                 1,897,462
Duke Energy                                          151,259                 2,659,133
Edison Intl                                           38,965                 1,883,568
Entergy                                              132,929                14,212,769
Exelon                                               232,129                18,249,982
FirstEnergy                                           36,460                 2,681,633
FPL Group                                             98,810                 6,376,209
Pepco Holdings                                        24,087                   600,730
Pinnacle West Capital                                 12,030                   403,847
PPL                                                  112,549                 5,285,301

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)
ELECTRIC UTILITIES (CONT.)
Progress Energy                                       31,715                $1,341,862
Southern                                             461,644                16,337,581
                                                                       ---------------
Total                                                                       72,902,917
--------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.4%)
Emerson Electric                                     338,633                16,491,428
Gamesa Tecnologica                                    13,814(c)                656,736
                                                                       ---------------
Total                                                                       17,148,164
--------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Agilent Technologies                                   3,004(b)                108,324
Tyco Electronics                                     136,863(c)              4,535,640
                                                                       ---------------
Total                                                                        4,643,964
--------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.6%)
Baker Hughes                                          70,053                 5,808,094
ENSCO Intl                                            15,095                 1,043,668
Halliburton                                          207,050                 9,279,981
Nabors Inds                                           30,012(b,c)            1,094,238
Natl Oilwell Varco                                   122,206(b)              9,609,058
Noble                                                 29,594                 1,535,041
Pride Intl                                            55,056(b)              2,133,971
Rowan Companies                                       12,564                   500,047
Schlumberger                                         165,535                16,818,355
Transocean                                            80,630(b)             10,968,099
Weatherford Intl                                     129,293(b)              4,878,225
                                                                       ---------------
Total                                                                       63,668,777
--------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.5%)
Costco Wholesale                                      56,905                 3,566,805
CVS Caremark                                         268,637                 9,805,251
Kroger                                                79,418                 2,245,941
Safeway                                              132,565                 3,542,137
SUPERVALU                                             23,305                   597,074
SYSCO                                                 69,319                 1,965,887
Walgreen                                             169,526                 5,821,523
Wal-Mart Stores                                      595,006                34,879,251
                                                                       ---------------
Total                                                                       62,423,869
--------------------------------------------------------------------------------------

FOOD PRODUCTS (0.4%)
Archer-Daniels-Midland                                73,221                 2,096,317
Kellogg                                              144,371                 7,660,325
Kraft Foods Cl A                                      92,141                 2,931,927
Sara Lee                                             228,562                 3,122,157
                                                                       ---------------
Total                                                                       15,810,726
--------------------------------------------------------------------------------------

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT  17

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)

GAS UTILITIES (0.1%)
Nicor                                                  5,402                  $215,108
ONEOK                                                 96,709                 4,398,325
Questar                                               20,732                 1,096,308
                                                                       ---------------
Total                                                                        5,709,741
--------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.3%)
Becton Dickinson & Co                                 32,876                 2,791,501
Boston Scientific                                  2,059,138(b)             24,483,151
China Medical Technologies ADR                       110,635(c,f)            5,301,629
Covidien                                             198,175                 9,758,137
Medtronic                                            216,057                11,414,291
                                                                       ---------------
Total                                                                       53,748,709
--------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.6%)
Aetna                                                193,362                 7,929,776
AmerisourceBergen                                    219,065                 9,172,252
Cardinal Health                                      327,758                17,610,437
CIGNA                                                126,376                 4,678,440
Coventry Health Care                                  18,160(b)                642,319
Express Scripts                                       73,371(b)              5,175,590
Humana                                               261,683(b)             11,490,501
Laboratory Corp of America Holdings                   13,323(b)                900,368
McKesson                                             365,600                20,469,944
Medco Health Solutions                               211,662(b)             10,494,202
Patterson Companies                                   14,526(b)                453,647
Quest Diagnostics                                     18,891                 1,004,246
Tenet Healthcare                                      57,375(b)                332,201
UnitedHealth Group                                   356,181                10,001,562
WellPoint                                             62,989(b)              3,303,773
                                                                       ---------------
Total                                                                      103,659,258
--------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (--%)
IMS Health                                            21,711                   453,760
--------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)

HOTELS, RESTAURANTS & LEISURE (0.6%)
Chipotle Mexican Grill Cl B                                1(b)                    $64
Darden Restaurants                                   260,562                 8,486,504
Intl Game Technology                                 252,174                 5,474,698
Marriott Intl Cl A                                   173,799                 4,503,132
Starbucks                                            290,004(b)              4,260,159
Starwood Hotels & Resorts Worldwide                   24,972                   856,290
                                                                       ---------------
Total                                                                       23,580,847
--------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.0%)
Black & Decker                                         7,305                   438,446
Centex                                               251,388                 3,690,376
DR Horton                                            427,706                 4,756,091
Harman Intl Inds                                     226,936                 9,342,954
Hovnanian Enterprises Cl A                           314,091(b,f)            2,208,060
Jarden                                                22,309(b)                536,085
KB Home                                              372,092(f)              6,545,098
Leggett & Platt                                       19,887                   387,797
Lennar Cl A                                          220,369                 2,666,465
Meritage Homes                                        58,457(b)              1,055,149
Newell Rubbermaid                                     96,030                 1,587,376
NVR                                                    1,977(b)              1,091,937
Snap-On                                                6,903                   388,570
Stanley Works                                          9,373                   416,911
Whirlpool                                             54,642                 4,136,399
                                                                       ---------------
Total                                                                       39,247,714
--------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.2%)
Clorox                                                71,006                 3,869,827
Colgate-Palmolive                                    212,982                15,818,173
Procter & Gamble                                     449,018                29,401,699
                                                                       ---------------
Total                                                                       49,089,699
--------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
AES                                                   80,357(b)              1,296,962
Constellation Energy Group                            21,336                 1,774,301
Dynegy Cl A                                           59,446(b)                400,072
                                                                       ---------------
Total                                                                        3,471,335
--------------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 18 RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)

INDUSTRIAL CONGLOMERATES (1.8%)
3M                                                    36,650                $2,579,794
General Electric                                   2,016,361                57,042,852
Siemens                                               29,231(c)              3,552,897
Textron                                               98,300                 4,273,101
Tyco Intl                                            105,559(c)              4,703,709
                                                                       ---------------
Total                                                                       72,152,353
--------------------------------------------------------------------------------------

INSURANCE (3.3%)
ACE LTD                                              428,806(c)             21,740,464
AFLAC                                                442,260                24,594,080
Allstate                                              21,365                   987,490
American Intl Group                                  661,931                17,243,303
Aon                                                    7,738                   354,400
Arch Capital Group                                    36,503(b,c)            2,545,354
Assurant                                              14,256                   857,071
Assured Guaranty                                     126,640(c,f)            1,451,294
Chubb                                                146,361                 7,031,182
Endurance Specialty Holdings                          61,099(c)              1,869,629
Hartford Financial Services Group                    254,581                16,137,890
Max Capital Group                                    143,701(c)              3,372,662
MetLife                                              140,630                 7,139,785
Principal Financial Group                             19,201                   816,235
Prudential Financial                                 346,699                23,911,830
Validus Holdings                                      97,234(c)              2,217,908
XL Capital Cl A                                       67,497(c)              1,207,521
                                                                       ---------------
Total                                                                      133,478,098
--------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.3%)
Amazon.com                                            37,016(b)              2,825,801
Expedia                                              537,369(b)             10,516,312
IAC/InterActiveCorp                                   21,698(b)                378,847
                                                                       ---------------
Total                                                                       13,720,960
--------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.1%)
Akamai Technologies                                   20,111(b)                469,391
eBay                                                 132,377(b)              3,331,929
Equinix                                               22,237(b)              1,809,202
Google Cl A                                           69,127(b)             32,748,916
VeriSign                                              23,302(b)                758,247
Yahoo!                                               197,291(b)              3,924,118
                                                                       ---------------
Total                                                                       43,041,803
--------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)

IT SERVICES (1.2%)
Affiliated Computer Services Cl A                     11,529(b)               $555,698
Automatic Data Processing                            165,598                 7,072,691
Broadridge Financial Solutions                             1                        21
Cognizant Technology Solutions Cl A                   34,291(b)                962,548
Computer Sciences                                     17,942(b)                849,913
Convergys                                             14,670(b)                186,309
Electronic Data Systems                              168,116                 4,170,958
Fidelity Natl Information Services                    20,379                   386,182
Fiserv                                                19,460(b)                930,577
MasterCard Cl A                                       83,783(f)             20,455,618
Paychex                                               38,069                 1,253,231
Redecard                                             254,120(c)              4,692,695
Total System Services                                 23,527                   460,659
Unisys                                                42,291(b)                156,054
Visa Cl A                                             33,382(b)              2,438,889
Western Union                                         87,834                 2,427,732
                                                                       ---------------
Total                                                                       46,999,775
--------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Eastman Kodak                                         34,500                   505,080
Hasbro                                                27,327                 1,058,102
Mattel                                                45,784                   917,969
                                                                       ---------------
Total                                                                        2,481,151
--------------------------------------------------------------------------------------

MACHINERY (1.5%)
Caterpillar                                          195,634                13,600,476
Danaher                                               33,928                 2,702,365
Deere & Co                                           232,541                16,315,077
Flowserve                                            147,120                19,616,980
Ingersoll-Rand Cl A                                   37,369(c)              1,345,284
Navistar Intl                                          7,584(b)                427,624
Parker Hannifin                                      118,219                 7,291,748
                                                                       ---------------
Total                                                                       61,299,554
--------------------------------------------------------------------------------------

MEDIA (7.3%)
Comcast Cl A                                       1,441,247                29,718,513
Comcast Special Cl A                                 186,779                 3,836,441
DIRECTV Group                                        195,760(b)              5,289,435
EW Scripps Cl A                                        3,689                    25,530
Gannett                                               21,746                   394,038

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT  19

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)
MEDIA (CONT.)
Liberty Entertainment Series A                       303,858(b,e)           $7,480,984
Liberty Media - Capital Series A                      32,687(b,e)              507,956
McGraw-Hill Companies                                 31,647                 1,287,083
Meredith                                               3,593                    91,837
New York Times Cl A                                   13,438                   169,184
News Corp Cl A                                     1,737,878                24,556,216
Scripps Networks Interactive Cl A                     11,068(b)                448,697
Sirius XM Radio                                   36,484,405(b,k)           58,375,048
Time Warner                                        2,278,213                32,624,010
Time Warner Cable Cl A                               118,025(b)              3,355,451
Viacom Cl B                                          211,741(b)              5,913,926
Virgin Media                                       9,044,507(h)            101,479,370
Vivendi                                              232,631(c)              9,725,494
Walt Disney                                          349,839                10,617,614
Washington Post Cl B                                     553                   341,892
WorldSpace Cl A                                      263,942(b,f)              348,403
                                                                       ---------------
Total                                                                      296,587,122
--------------------------------------------------------------------------------------

METALS & MINING (1.3%)
Alcoa                                                280,794(i)              9,476,798
Allegheny Technologies                                12,083                   571,405
Coeur d'Alene Mines                                4,505,183(b,f)           13,019,979
Freeport-McMoRan Copper & Gold                        45,827                 4,433,762
Lihir Gold                                         3,224,058(b,c)            8,377,633
Newmont Mining                                       207,694                 9,960,985
Nucor                                                 36,494                 2,088,187
Timminco                                             265,292(b,c)            6,271,433
Titanium Metals                                       11,658                   131,269
                                                                       ---------------
Total                                                                       54,331,451
--------------------------------------------------------------------------------------

MULTILINE RETAIL (0.3%)
JC Penney                                            137,459                 4,237,861
Kohl's                                                96,693(b)              4,052,404
Macy's                                                57,315                 1,078,095
Target                                                79,614                 3,600,941
                                                                       ---------------
Total                                                                       12,969,301
--------------------------------------------------------------------------------------

MULTI-UTILITIES (0.7%)
Ameren                                                25,059                 1,029,674
CenterPoint Energy                                    39,263                   619,178

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)
MULTI-UTILITIES (CONT.)
CMS Energy                                            26,962                  $363,987
Consolidated Edison                                   32,613                 1,294,736
Dominion Resources                                   236,970                10,469,334
DTE Energy                                            19,512                   799,602
Integrys Energy Group                                  9,142                   466,791
NiSource                                              32,787                   560,002
PG&E                                                  42,734                 1,646,541
Public Service Enterprise Group                       60,818                 2,542,192
Sempra Energy                                         29,947                 1,681,824
TECO Energy                                           25,205                   467,553
Xcel Energy                                          307,787                 6,174,207
                                                                       ---------------
Total                                                                       28,115,621
--------------------------------------------------------------------------------------

OFFICE ELECTRONICS (--%)
Xerox                                                106,725                 1,455,729
--------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (9.1%)
Anadarko Petroleum                                    57,901                 3,353,047
Apache                                                20,018                 2,245,419
BP ADR                                               141,792(c)              8,711,700
Chesapeake Energy                                     32,146                 1,612,122
Chevron                                              886,464                74,959,396
ConocoPhillips                                       474,900                38,761,338
CONSOL Energy                                         24,334                 1,810,206
Devon Energy                                         123,144                11,685,134
El Paso                                               85,556                 1,534,019
EOG Resources                                         15,627                 1,570,982
Exxon Mobil                                        1,915,009               154,024,174
Marathon Oil                                         139,671                 6,909,524
Massey Energy                                          9,624                   714,582
Occidental Petroleum                                 113,036                 8,910,628
Patriot Coal                                           3,558(b)                448,842
Peabody Energy                                        34,016                 2,301,182
Range Resources                                        2,370                   115,087
Royal Dutch Shell ADR                                 68,458(c)              4,846,142
Ship Finance Intl                                    104,732(c)              3,114,730
Spectra Energy                                        78,605                 2,135,698
Sunoco                                                62,954                 2,556,562
Tesoro                                                17,661                   272,686
Total                                                305,847(c)             23,416,154
Valero Energy                                        181,512                 6,064,316
Williams Companies                                    75,121                 2,407,628
XTO Energy                                            32,351                 1,527,938
                                                                       ---------------
Total                                                                      366,009,236
--------------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 20 RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)

PAPER & FOREST PRODUCTS (0.3%)
Intl Paper                                           234,954                $6,512,925
MeadWestvaco                                          20,757                   556,495
Weyerhaeuser                                          98,119                 5,245,442
                                                                       ---------------
Total                                                                       12,314,862
--------------------------------------------------------------------------------------

PERSONAL PRODUCTS (1.2%)
Avon Products                                        877,466                37,204,558
Herbalife                                            256,100(c)             11,060,959
                                                                       ---------------
Total                                                                       48,265,517
--------------------------------------------------------------------------------------

PHARMACEUTICALS (7.1%)
Bristol-Myers Squibb                               3,256,206                68,771,071
Elan ADR                                              58,998(b,c)            1,182,910
Eli Lilly & Co                                       102,634                 4,835,088
Johnson & Johnson                                    311,557                21,332,308
Merck & Co                                         1,642,017                54,022,359
Pfizer                                             5,088,066                94,994,192
Schering-Plough                                      515,979                10,876,837
Shire ADR                                             29,747(c)              1,497,464
Wyeth                                                795,773                32,244,722
                                                                       ---------------
Total                                                                      289,756,951
--------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.3%)
Apartment Investment & Management Cl A                80,423                 2,748,054
AvalonBay Communities                                  4,673                   465,945
Boston Properties                                      9,881                   950,453
HCP                                                   28,116                 1,014,144
Kimco Realty                                          12,399                   437,561
Plum Creek Timber                                     20,135                   980,977
ProLogis                                              26,369                 1,288,917
Public Storage                                        11,000                   900,790
Simon Property Group                                  15,787                 1,462,350
Vornado Realty Trust                                  11,357                 1,079,710
                                                                       ---------------
Total                                                                       11,328,901
--------------------------------------------------------------------------------------

ROAD & RAIL (0.8%)
CSX                                                   31,756                 2,146,070
Hertz Global Holdings                              3,057,405(b)             26,079,665
Norfolk Southern                                      45,485                 3,271,281
                                                                       ---------------
Total                                                                       31,497,016
--------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.7%)
Advanced Micro Devices                             1,585,279(b)             $6,674,025
Applied Materials                                    149,554                 2,590,275
Atmel                                                684,885(b)              2,417,644
Broadcom Cl A                                         48,957(b)              1,189,166
Cypress Semiconductor                                 47,876(b)              1,304,621
Himax Technologies ADR                               742,532(c)              2,821,622
Infineon Technologies                                766,243(b,c)            5,752,134
Infineon Technologies ADR                            271,122(b,c)            2,038,837
Intel                                              2,050,731                45,505,720
LSI                                                        2(b)                     14
MEMC Electronic Materials                             16,280(b)                752,299
Micron Technology                                  1,922,816(b)              9,287,201
Microsemi                                             28,004(b)                726,984
Natl Semiconductor                                    43,190                   904,831
ON Semiconductor                                     362,514(b)              3,404,006
Skyworks Solutions                                    84,398(b)                798,405
Spansion Cl A                                      3,791,334(b)              8,682,155
Teradyne                                             574,117(b)              5,379,476
Texas Instruments                                    466,539                11,374,221
                                                                       ---------------
Total                                                                      111,603,636
--------------------------------------------------------------------------------------

SOFTWARE (3.5%)
Adobe Systems                                         63,649(b)              2,631,886
Autodesk                                              26,806(b)                854,843
BMC Software                                          22,854(b)                751,668
CA                                                    46,727                 1,114,906
Citrix Systems                                        21,966(b)                585,174
Compuware                                             31,307(b)                344,377
Electronic Arts                                      111,588(b)              4,818,370
Intuit                                                38,420(b)              1,050,019
Microsoft                                          3,657,420                94,068,843
Nintendo ADR                                         363,822(c)             21,056,199
Oracle                                               664,725(b)             14,311,529
SAP                                                    4,190(c)                243,499
Symantec                                             100,556(b)              2,118,715
                                                                       ---------------
Total                                                                      143,950,028
--------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.9%)
Abercrombie & Fitch Cl A                              26,590                 1,468,300
AutoNation                                            16,031(b)                165,440
AutoZone                                               5,144(b)                670,212

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT  21

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                      VALUE(A)
SPECIALTY RETAIL (CONT.)
Bed Bath & Beyond                                     34,454(b)               $958,855
Gap                                                  112,983                 1,821,286
Home Depot                                           481,084                11,464,231
Lowe's Companies                                     486,644(i)              9,888,605
Office Depot                                          30,952(b)                210,474
RadioShack                                            15,719                   262,193
Sherwin-Williams                                      11,888                   633,036
Staples                                               88,968                 2,001,780
Tiffany & Co                                          17,789                   672,246
TJX Companies                                        191,512                 6,455,870
                                                                       ---------------
Total                                                                       36,672,528
--------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Nike Cl B                                             48,509                 2,846,508
VF                                                    21,966                 1,572,326
                                                                       ---------------
Total                                                                        4,418,834
--------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.4%)
Freddie Mac                                        2,057,347                16,808,526
Hudson City Bancorp                                   48,993                   894,607
Washington Federal                                    12,857                   239,140
                                                                       ---------------
Total                                                                       17,942,273
--------------------------------------------------------------------------------------

TOBACCO (2.2%)
Altria Group                                       1,150,407                23,410,782
Lorillard                                             17,965(b)              1,205,631
Philip Morris Intl                                 1,183,814                61,143,994
UST                                                   67,961                 3,575,428
                                                                       ---------------
Total                                                                       89,335,835
--------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (--%)
WW Grainger                                            7,786                   696,925
--------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (2.8%)
American Tower Cl A                                   21,603(b)                905,166
Sprint Nextel                                        619,353                 5,041,533
Turkcell ADR                                         106,276(c)              2,051,127
Vodafone Group                                    28,897,564(c)             77,409,489
Vodafone Group ADR                                 1,110,412(c)             29,792,354
                                                                       ---------------
Total                                                                      115,199,669
--------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $4,277,268,678)                                                  $3,944,415,463
--------------------------------------------------------------------------------------

OPTIONS PURCHASED (0.3%)
                                                                     EXERCISE           EXPIRATION
ISSUER                                          CONTRACTS             PRICE                DATE                   VALUE(A)
CALLS
Altria Group(j)
Virgin Media(j)
Vodafone Group ADR(j)                             240,674             $100.00            Jan. 2009                $283,995
AmeriSourceBergen(j)
Bristol-Myers Squibb(j)
Nokia ADR(j)                                      224,040              100.00            Jan. 2009                 495,128
Hertz Global Holdings(j)
Telefonica(j)
Vodafone Group ADR(j)                             194,617              100.00            Jan. 2009                 136,388
Hong Kong Dollar                                1,012,421                7.73           March 2009                 225,365
Nokia                                               5,033               15.00            Dec. 2008               2,708,239
Nokia                                               7,559               18.00            Dec. 2008               1,868,679
Nokia ADR                                           2,180               25.00            Jan. 2009                 926,500
Sirius XM Radio                                     8,852                9.00            Aug. 2008                  44,260
Sirius XM Radio(j)
Virgin Media(j)
Vodafone Group ADR(j)                             213,932              100.00            Jan. 2009                  53,483
--------------------------------------------------------------------------------------------------------------------------

PUTS
Goldman Sachs Group                               239,727              446.25            Aug. 2008               1,080,474
NASDAQ 100 Index                                   28,351               43.00            Aug. 2008                 708,775
Research in Motion                                  1,123              115.00            Dec. 2008               1,344,792
S&P 500 Index                                       1,072            1,240.00            Aug. 2008               1,420,400
S&P 500 Index                                       1,232            1,260.00            Aug. 2008               2,470,160
--------------------------------------------------------------------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(Cost: $22,945,180)                                                                                            $13,766,638
--------------------------------------------------------------------------------------------------------------------------

MONEY MARKET FUND (3.1%)(g)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term
Cash Fund, 2.54%                                124,337,493(l)         $124,337,493
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $124,337,493)                                                   $124,337,493
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $4,424,551,351)(m)                                            $4,082,519,594
===================================================================================

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 22 RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT

INVESTMENTS IN DERIVATIVES
FUTURES CONTRACTS OUTSTANDING AT JULY 31, 2008

                                   NUMBER OF                                            UNREALIZED
                                   CONTRACTS          NOTIONAL        EXPIRATION       APPRECIATION
CONTRACT DESCRIPTION              LONG (SHORT)      MARKET VALUE         DATE         (DEPRECIATION)
----------------------------------------------------------------------------------------------------
S&P 500 Index                          60           $19,006,500       Sept. 2008         $365,881

OPEN OPTIONS CONTRACTS WRITTEN AT JULY 31, 2008

                                         NUMBER OF      EXERCISE      PREMIUM       EXPIRATION
ISSUER                   PUTS/CALLS      CONTRACTS       PRICE        RECEIVED         DATE          VALUE(A)
--------------------------------------------------------------------------------------------------------------
Nokia                       Call           7,559             18       $934,566      Dec. 2008       $1,868,679
Research in Motion           Put           1,123            100        856,227      Dec. 2008          735,565
S&P 500 Index                Put           1,072          1,200        801,663      Aug. 2008          584,240
S&P 500 Index                Put           1,232          1,220        797,104      Aug. 2008        1,065,680
Sirius XM Radio             Call           8,852             10        394,191      Aug. 2008           22,130
--------------------------------------------------------------------------------------------------------------
Total                                                                                               $4,276,294
--------------------------------------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JULY 31, 2008

                             CURRENCY TO BE              CURRENCY TO BE           UNREALIZED        UNREALIZED
EXCHANGE DATE                  DELIVERED                    RECEIVED             APPRECIATION      DEPRECIATION
---------------------------------------------------------------------------------------------------------------
Aug. 1, 2008                            805,674                   1,255,519              $--         $(1,902)
                         European Monetary Unit                 U.S. Dollar
---------------------------------------------------------------------------------------------------------------
Aug. 5, 2008                            662,546                     425,003              331              --
                                    U.S. Dollar      European Monetary Unit
---------------------------------------------------------------------------------------------------------------
Sept. 4, 2008                        22,571,000                  45,016,280          381,074              --
                                  British Pound                 U.S. Dollar
---------------------------------------------------------------------------------------------------------------
Sept. 5, 2008                         6,683,000                   6,361,013           94,766              --
                              Australian Dollar                 U.S. Dollar
---------------------------------------------------------------------------------------------------------------
Sept. 5, 2008                        17,493,000                  34,893,987          303,505              --
                                  British Pound                 U.S. Dollar
---------------------------------------------------------------------------------------------------------------
Sept. 11, 2008                       44,722,000                  69,847,267          197,246              --
                         European Monetary Unit                 U.S. Dollar
---------------------------------------------------------------------------------------------------------------
Sept. 12, 2008                       36,981,000                  57,690,360           96,168              --
                         European Monetary Unit                 U.S. Dollar
---------------------------------------------------------------------------------------------------------------
Total                                                                             $1,073,090         $(1,092)
---------------------------------------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2008, the value of foreign securities represented 10.9% of net assets.

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT  23

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2008, the value of these securities amounted to $29,268,148 or 0.7% of net assets.

(e) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(f) At July 31, 2008, security was partially or fully on loan. See Note 5 to the financial statements.

(g) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.8% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 2.3% of net assets.

(h)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at July 31, 2008, is as follows:

                                            ACQUISITION
SECURITY                                       DATES                      COST
----------------------------------------------------------------------------------
Apollo Mgmt LP*                        08-02-07 thru 07-10-08          $31,700,520
Oaktree Capital Group LLC Cl A
   Unit*                               05-21-07 thru 03-14-08           12,205,136
Virgin Media                           11-15-06 thru 04-15-08          182,208,894

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(i) At July 31, 2008, investments in securities included securities valued at $4,835,700 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(j) Represents a worst-of-call-option that is a bundle of long forwards. All mature on the option's expiration date but have different underliers. At expiration, only one settles and this is chosen in the issuer's favor.

(k) At July 31, 2008, securities valued at $22,044,694 were held to cover open call options written. See Note 6 to the financial statements.

(l) Affiliated Money Market Fund - See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at July 31, 2008.

(m) At July 31, 2008, the cost of securities for federal income tax purposes was $4,609,836,302 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $300,203,674
Unrealized depreciation                                           (827,520,382)
------------------------------------------------------------------------------
Net unrealized depreciation                                      $(527,316,708)
------------------------------------------------------------------------------

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

 24 RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT  25

FINANCIAL STATEMENTS -----------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2008

ASSETS
Investments in securities, at value
   Unaffiliated issuers* (identified cost $4,300,213,858)       $3,958,182,101
   Affiliated money market fund (identified cost
      $124,337,493)                                                124,337,493
------------------------------------------------------------------------------
Total investments in securities (identified cost
   $4,424,551,351)                                               4,082,519,594
Cash                                                                 1,338,804
Foreign currency holdings (identified cost $1)                               1
Capital shares receivable                                              376,695
Dividends and accrued interest receivable                            9,079,663
Receivable for investment securities sold                           84,128,464
Unrealized appreciation on forward foreign currency
   contracts                                                         1,073,090
------------------------------------------------------------------------------
Total assets                                                     4,178,516,311
------------------------------------------------------------------------------
LIABILITIES
Options contracts written, at value (premiums received
   $3,783,751)                                                       4,276,294
Capital shares payable                                              15,079,716
Payable for investment securities purchased                         64,094,744
Payable upon return of securities loaned                            32,299,100
Variation margin payable                                               308,000
Unrealized depreciation on forward foreign currency
   contracts                                                             1,092
Accrued investment management services fees                             63,204
Accrued distribution fees                                               35,986
Accrued transfer agency fees                                            12,123
Accrued administrative services fees                                     5,528
Accrued plan administration services fees                                1,300
Other accrued expenses                                                 681,310
Collateral and deposits payable                                      1,175,000
------------------------------------------------------------------------------
Total liabilities                                                  118,033,397
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $4,060,482,914
==============================================================================
REPRESENTED BY
Capital stock -- $.01 par value                                 $    9,010,201
Additional paid-in capital                                       4,751,328,658
Undistributed net investment income                                 47,429,271
Accumulated net realized gain (loss)                              (406,243,610)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies                                                     (341,041,606)
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $4,060,482,914
==============================================================================
*Including securities on loan, at value                         $   28,188,444
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 26 RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT

JULY 31, 2008

NET ASSET VALUE PER SHARE
                                NET ASSETS      SHARES OUTSTANDING      NET ASSET VALUE PER SHARE
Class A                     $3,388,815,212             750,529,476                          $4.52(1)
Class B                     $  432,695,950              98,119,285                          $4.41
Class C                     $   20,752,067               4,701,508                          $4.41
Class I                     $   38,943,788               8,562,931                          $4.55
Class R2                    $        3,743                     822                          $4.55
Class R3                    $        3,749                     822                          $4.56
Class R4                    $  179,264,616              39,104,432                          $4.58
Class R5                    $        3,789                     822                          $4.61
-------------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $4.80. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT  27

STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 2008

INVESTMENT INCOME
Income:
Dividends                                                       $ 113,500,028
Interest                                                                4,306
Income distributions from affiliated money market fund              8,770,462
Fee income from securities lending                                  1,125,485
   Less foreign taxes withheld                                     (1,262,602)
-----------------------------------------------------------------------------
Total income                                                      122,137,679
-----------------------------------------------------------------------------
Expenses:
Investment management services fees                                25,467,893
Distribution fees
   Class A                                                         10,775,702
   Class B                                                          7,098,566
   Class C                                                            270,367
   Class R2                                                                22
   Class R3                                                                11
Transfer agency fees
   Class A                                                          9,066,345
   Class B                                                          1,605,617
   Class C                                                             59,194
   Class R2                                                                 3
   Class R3                                                                 3
   Class R4                                                           128,910
   Class R5                                                             3,535
Administrative services fees                                        2,524,199
Plan administration services fees
   Class R2                                                                11
   Class R3                                                                11
   Class R4                                                           644,550
Compensation of board members                                          99,527
Custodian fees                                                        589,410
Printing and postage                                                1,398,700
Registration fees                                                      91,517
Professional fees                                                     119,264
Other                                                                 186,595
-----------------------------------------------------------------------------
Total expenses                                                     60,129,952
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates                                               (3,079,363)
   Earnings and bank fee credits on cash balances                    (400,856)
-----------------------------------------------------------------------------
Total net expenses                                                 56,649,733
-----------------------------------------------------------------------------
Investment income (loss) -- net                                    65,487,946
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------

 28 RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT

YEAR ENDED JULY 31, 2008

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions                                        $  10,407,715
   Foreign currency transactions                                  (14,523,705)
   Futures contracts                                              (11,520,899)
   Options contracts written                                       (2,376,453)
   Swap transactions                                               (2,348,917)
-----------------------------------------------------------------------------
Net realized gain (loss) on investments                           (20,362,259)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                         (865,038,637)
-----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            (885,400,896)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $(819,912,950)
=============================================================================

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT  29

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED JULY 31,                                        2008               2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                       $    65,487,946    $    63,564,209
Net realized gain (loss) on investments                   (20,362,259)       703,349,838
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                     (865,038,637)       323,820,329
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                            (819,912,950)     1,090,734,376
----------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                             (36,389,921)       (51,279,745)
      Class B                                                      --         (2,969,618)
      Class C                                                      --           (121,537)
      Class I                                                (866,696)        (1,522,653)
      Class R2                                                    (32)               (65)
      Class R3                                                    (44)               (66)
      Class R4                                             (2,588,075)        (5,679,767)
      Class R5                                                     --           (322,641)
   Net realized gain
      Class A                                            (503,800,045)      (125,265,857)
      Class B                                             (85,854,373)       (27,693,216)
      Class C                                              (3,230,993)          (831,229)
      Class I                                              (7,554,314)        (2,640,713)
      Class R2                                                   (539)              (115)
      Class R3                                                   (539)              (115)
      Class R4                                            (31,125,821)       (13,607,896)
      Class R5                                                   (539)          (560,037)
----------------------------------------------------------------------------------------
Total distributions                                      (671,411,931)      (232,495,270)
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 30 RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT

YEAR ENDED JULY 31,                                        2008               2007
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
   Class A shares                                     $   211,484,181    $   370,676,879
   Class B shares                                          33,647,160         57,068,487
   Class C shares                                           2,226,679          2,755,399
   Class I shares                                          10,561,864         15,570,677
   Class R2 shares                                                 --              5,000
   Class R3 shares                                                 --              5,000
   Class R4 shares                                         34,516,064         28,329,694
   Class R5 shares                                                 --         26,931,801
Reinvestment of distributions at net asset value
   Class A shares                                         523,659,899        171,429,375
   Class B shares                                          85,230,086         30,416,192
   Class C shares                                           3,174,765            939,571
   Class I shares                                           8,419,823          4,163,008
   Class R4 shares                                         33,713,417         19,287,529
   Class R5 shares                                                 --            882,497
Payments for redemptions
   Class A shares                                      (1,190,365,828)    (1,564,111,579)
   Class B shares                                        (315,875,480)      (569,109,428)
   Class C shares                                          (8,714,618)       (10,923,150)
   Class I shares                                         (30,081,251)       (69,035,113)
   Class R4 shares                                       (150,506,498)      (882,819,499)
   Class R5 shares                                        (26,533,250)        (2,629,011)
----------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                          (775,442,987)    (2,370,166,671)
----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                (2,266,767,868)    (1,511,927,565)
Net assets at beginning of year                         6,327,250,782      7,839,178,347
----------------------------------------------------------------------------------------
Net assets at end of year                             $ 4,060,482,914    $ 6,327,250,782
========================================================================================
Undistributed net investment income                   $    47,429,271    $    40,157,282
----------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Large Cap Equity Fund (the Fund) is a series of RiverSource Large Cap Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Large Cap Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4 and Class R5 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

At July 31, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds, owned 100% of Class I shares and the Investment Manager owned 100% of Class R2, Class R3 and Class R5 shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by

--------------------------------------------------------------------------------

 32 RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At July 31, 2008, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at July 31, 2008 was $130,747,518 representing 3.22% of net assets. These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT 33 obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed

--------------------------------------------------------------------------------

 34 RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At July 31, 2008, foreign currency holdings were entirely comprised of Taiwan dollars.

The Fund may enter into forward foreign currency contracts for operational purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

TOTAL RETURN EQUITY SWAP TRANSACTIONS

The Fund may enter into swap agreements to gain exposure to the total return on a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Under the terms of a total return equity swap agreement, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate.

The notional amounts of swap contracts are not recorded in the financial statements. Swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk associated with the investment in the underlying securities and also the risk of the counterparty not fulfilling its obligations under the agreement.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT  35

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures and options contracts, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, re-characterization of REIT distributions, investments in partnerships, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $18,371,189 and accumulated net realized loss has been decreased by $18,360,779 resulting in a net reclassification adjustment to increase paid-in capital by $10,410.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED JULY 31,                                 2008            2007*
-----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income.......................    $211,882,459    $ 114,060,835
      Long-term capital gain................     328,307,507       62,484,767
CLASS B
Distributions paid from:
      Ordinary income.......................      29,908,842       16,848,997
      Long-term capital gain................      55,945,531       13,813,837

--------------------------------------------------------------------------------

 36 RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT

YEAR ENDED JULY 31,                                 2008            2007*
-----------------------------------------------------------------------------
CLASS C
Distributions paid from:
      Ordinary income.......................    $  1,125,566    $     538,139
      Long-term capital gain................       2,105,427          414,627
CLASS I
Distributions paid from:
      Ordinary income.......................       3,498,173        2,846,125
      Long-term capital gain................       4,922,837        1,317,241
CLASS R2
Distributions paid from:
      Ordinary income.......................             220              123
      Long-term capital gain................             351               57
CLASS R3
Distributions paid from:
      Ordinary income.......................             232              124
      Long-term capital gain................             351               57
CLASS R4
Distributions paid from:
      Ordinary income.......................      13,430,477       12,499,767
      Long-term capital gain................      20,283,419        6,787,896
CLASS R5
Distributions paid from:
      Ordinary income.......................             188          603,320
      Long-term capital gain................             351          279,358

* Class R2, Class R3 and Class R5 are for the period from Dec. 11, 2006 (inception date) to July 31, 2007.

At July 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income............................    $  64,131,416
Undistributed accumulated long-term gain.................    $          --
Accumulated realized loss................................    $(235,009,471)
Unrealized appreciation (depreciation)...................    $(528,977,890)

RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities - an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position,

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT 37 financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after Nov. 15, 2008. As of July 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning Aug. 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Large-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $4,214,418 for the year

--------------------------------------------------------------------------------

 38 RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT ended July 31, 2008. The management fee for the year ended July 31, 2008 was 0.47% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. The fee for the year ended July 31, 2008 was 0.05% of the Fund's average daily net assets.

OTHER FEES

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Funds and the Board. For the year ended July 31, 2008 other expenses paid to this company were $27,518.

COMPENSATION OF BOARD MEMBERS

Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT 39 attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES

The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $13,585,000 and $175,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2008, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES

Sales charges received by the Distributor for distributing Fund shares were $2,642,943 for Class A, $697,051 for Class B and $2,614 for Class C for the year ended July 31, 2008.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES

For the year ended July 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A.....................................................    0.97%
Class B.....................................................    1.73
Class C.....................................................    1.73
Class R2....................................................    1.14
Class R3....................................................    0.89
Class R4....................................................    0.82

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A.....................................................    $2,485,731
Class B.....................................................       451,611
Class C.....................................................        15,549
Class R4....................................................       118,737

--------------------------------------------------------------------------------

 40 RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT

The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2....................................................    $   11
Class R3....................................................        11
Class R4....................................................     7,713

Under an agreement which was effective until July 31, 2008, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the Fund's average daily net assets:

Class A.....................................................    1.05%
Class B.....................................................    1.81
Class C.....................................................    1.81
Class I.....................................................    0.67
Class R2....................................................    1.47
Class R3....................................................    1.22
Class R4....................................................    0.90
Class R5....................................................    0.72

Effective Aug. 1, 2008, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until July 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

Class A.....................................................    1.04%
Class B.....................................................    1.81
Class C.....................................................    1.80
Class I.....................................................    0.62
Class R2....................................................    1.42
Class R3....................................................    1.17
Class R4....................................................    0.90
Class R5....................................................    0.67

* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT  41

EARNINGS AND BANK FEE CREDITS

During the year ended July 31, 2008, the Fund's custodian and transfer agency fees were reduced by $400,856 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $3,532,920,686 and $4,856,373,311, respectively, for the year ended July 31, 2008. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                 YEAR ENDED JULY 31, 2008
                                           ISSUED FOR
                                           REINVESTED                              NET
                               SOLD       DISTRIBUTIONS      REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                     43,972,212     98,990,509      (225,955,886)       (82,993,165)
Class B                      6,351,542     16,421,985       (65,543,343)       (42,769,816)
Class C                        430,927        611,708        (1,682,294)          (639,659)
Class I                      2,016,152      1,585,654        (6,198,548)        (2,596,742)
Class R4                     6,389,837      6,289,817       (27,462,232)       (14,782,578)
Class R5                            --             --        (4,152,231)        (4,152,231)
----------------------------------------------------------------------------------------------

                                                 YEAR ENDED JULY 31, 2007
                                           ISSUED FOR
                                           REINVESTED                              NET
                               SOLD       DISTRIBUTIONS      REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                     59,268,105     29,154,657      (265,432,267)      (177,009,505)
Class B                      9,841,913      5,262,317       (95,077,518)       (79,973,288)
Class C                        475,544        162,555        (1,886,761)        (1,248,662)
Class I                      2,660,792        705,595       (11,591,197)        (8,224,810)
Class R2                           822             --                --                822
Class R3                           822             --                --                822
Class R4                     4,699,528      3,241,602      (149,629,106)      (141,687,976)
Class R5                     4,421,287        149,070          (417,304)         4,153,053
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 42 RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the Investment Management Services Agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At July 31, 2008, securities valued at $28,188,444 were on loan to brokers. For collateral, the Fund received $32,299,100 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the Portfolio of Investments. Income from securities lending amounted to $1,125,485 for the year ended July 31, 2008. Expenses paid to the Investment Manager as securities lending agent were $25,365 for the year ended July 31, 2008, which are included in other expenses on the Statement of Operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written during the year ended July 31, 2008, are as follows:

                                               PUTS                        CALLS
                                     CONTRACTS      PREMIUMS      CONTRACTS     PREMIUMS
------------------------------------------------------------------------------------------
Balance July 31, 2007                  20,639     $  2,621,153      27,883     $ 3,953,892
Opened                                 67,904       13,043,749     189,456       7,088,685
Closed                                (84,243)     (12,702,678)   (147,275)     (8,353,184)
Expired                                  (873)        (507,230)    (53,653)     (1,360,636)
------------------------------------------------------------------------------------------
Balance July 31, 2008                   3,427     $  2,454,994      16,411     $ 1,328,757
------------------------------------------------------------------------------------------

See "Summary of Significant Accounting Policies."

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT 43 fund aggregated $3,280,001,945 and $3,389,054,584, respectively, for the year ended July 31, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at July 31, 2008, can be found in the Portfolio of Investments.

8. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended July 31, 2008.

9. CAPITAL LOSS CARRY-OVER AND POST-OCTOBER LOSS

For federal income tax purposes, the Fund had a capital loss carry-over of $91,172,850 at July, 31, 2008, that if not offset by capital gains will expire as follows:

     2009          2010          2011
  $60,717,128   $20,982,455   $9,473,267

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2007 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. At July 31, 2008, the Fund had a post-October loss of $143,836,621 that is treated for income tax purposes as occurring on Aug. 1, 2008.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------

 44 RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/ Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT 45 and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 46 RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT

11. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2008              2007           2006           2005           2004
Net asset value, beginning of period      $6.05          $5.40          $5.26          $4.64          $4.53
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .07(b)         .06(b)         .06            .04            .01
Net gains (losses) (both realized and
 unrealized)                               (.90)           .79            .12            .61            .32
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.83)           .85            .18            .65            .33
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.05)          (.06)          (.04)          (.02)            --
Distributions from realized gains          (.65)          (.14)            --           (.01)          (.22)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.70)          (.20)          (.04)          (.03)          (.22)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.52          $6.05          $5.40          $5.26          $4.64
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $3,389         $5,039         $5,461         $1,030         $1,248
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.03%          1.09%          1.06%          1.16%          1.23%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)           .97%          1.09%          1.06%          1.11%          1.20%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              1.31%           .99%          1.08%           .79%           .36%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     68%            66%           116%           128%            99%
-----------------------------------------------------------------------------------------------------------
Total return(g)                         (15.40%)        15.79%          3.51%         13.99%          7.19%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 0.96% for the year ended July 31, 2008.
(g)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT  47

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2008              2007           2006           2005           2004
Net asset value, beginning of period      $5.91          $5.29          $5.15          $4.56          $4.48
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .03(b)         .01(b)         .02             --           (.01)
Net gains (losses) (both realized and
 unrealized)                               (.88)           .76            .12            .60            .31
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.85)           .77            .14            .60            .30
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         --           (.01)            --             --             --
Distributions from realized gains          (.65)          (.14)            --           (.01)          (.22)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.65)          (.15)            --           (.01)          (.22)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.41          $5.91          $5.29          $5.15          $4.56
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $433           $833         $1,169           $472           $572
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.79%          1.86%          1.84%          1.93%          1.98%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)          1.73%          1.86%          1.84%          1.88%          1.95%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .56%           .23%           .28%           .02%          (.46%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     68%            66%           116%           128%            99%
-----------------------------------------------------------------------------------------------------------
Total return(g)                         (15.97%)        14.71%          2.72%         13.09%          6.48%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 1.72% for the year ended July 31, 2008.
(g)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 48 RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2008              2007           2006           2005           2004
Net asset value, beginning of period      $5.92          $5.30          $5.16          $4.57          $4.49
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .03(b)         .01(b)         .02             --           (.01)
Net gains (losses) (both realized and
 unrealized)                               (.89)           .77            .12            .60            .31
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.86)           .78            .14            .60            .30
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         --           (.02)            --             --             --
Distributions from realized gains          (.65)          (.14)            --           (.01)          (.22)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.65)          (.16)            --           (.01)          (.22)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.41          $5.92          $5.30          $5.16          $4.57
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $21            $32            $35             $9            $11
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.79%          1.86%          1.84%          1.93%          2.01%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)          1.73%          1.86%          1.84%          1.88%          1.98%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .55%           .23%           .28%           .02%          (.43%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     68%            66%           116%           128%            99%
-----------------------------------------------------------------------------------------------------------
Total return(g)                         (16.11%)        14.80%          2.71%         13.06%          6.46%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 1.72% for the year ended July 31, 2008.
(g)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT  49

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2008              2007           2006           2005        2004(B)
Net asset value, beginning of period      $6.09          $5.44          $5.31          $4.67          $5.08
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .09(c)         .09(c)         .10            .05             --
Net gains (losses) (both realized and
 unrealized)                               (.90)           .78            .12            .63           (.28)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.81)           .87            .22            .68           (.28)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.08)          (.08)          (.09)          (.03)            --
Distributions from realized gains          (.65)          (.14)            --           (.01)          (.13)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.73)          (.22)          (.09)          (.04)          (.13)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.55          $6.09          $5.44          $5.31          $4.67
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $39            $68           $105            $43            $14
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement (d),(e)              .57%           .63%           .59%           .70%           .72%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)           .57%           .63%           .59%           .65%           .71%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              1.74%          1.44%          1.53%          1.24%           .74%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     68%            66%           116%           128%            99%
-----------------------------------------------------------------------------------------------------------
Total return                            (15.02%)        16.13%          4.06%         14.64%         (5.65%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to July 31, 2004.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 0.56% for the year ended July 31, 2008.
(i)  Not annualized.

--------------------------------------------------------------------------------

 50 RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT

CLASS R2

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2008           2007(B)
Net asset value, beginning of period      $6.08          $6.08
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .06            .03
Net gains (losses) (both realized and
 unrealized)                               (.90)           .19
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.84)           .22
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.04)          (.08)
Distributions from realized gains          (.65)          (.14)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.69)          (.22)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.55          $6.08
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.39%          1.44%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)          1.14%          1.44%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              1.15%           .67%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     68%            66%
-----------------------------------------------------------------------------------------------------------
Total return                            (15.45%)         3.71%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i)  Not annualized.

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT  51

CLASS R3

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2008           2007(B)
Net asset value, beginning of period      $6.09          $6.08
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .08            .04
Net gains (losses) (both realized and
 unrealized)                               (.90)           .19
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.82)           .23
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.06)          (.08)
Distributions from realized gains          (.65)          (.14)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.71)          (.22)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.56          $6.09
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.14%          1.19%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)           .89%          1.19%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              1.40%           .92%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     68%            66%
-----------------------------------------------------------------------------------------------------------
Total return                            (15.19%)         3.88%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i)  Not annualized.

--------------------------------------------------------------------------------

 52 RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT

CLASS R4

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2008              2007           2006           2005           2004
Net asset value, beginning of period      $6.13          $5.47          $5.28          $4.66          $4.54
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .08(b)         .07(b)         .09            .04            .01
Net gains (losses) (both realized and
 unrealized)                               (.92)           .79            .12            .61            .34
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.84)           .86            .21            .65            .35
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.06)          (.06)          (.02)          (.02)          (.01)
Distributions from realized gains          (.65)          (.14)            --           (.01)          (.22)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.71)          (.20)          (.02)          (.03)          (.23)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.58          $6.13          $5.47          $5.28          $4.66
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $179           $330         $1,069            $--             $8
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)               .87%           .90%           .81%           .95%          1.03%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)           .82%           .89%           .81%           .90%          1.00%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              1.46%          1.14%          1.41%          1.08%           .50%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     68%            66%           116%           128%            99%
-----------------------------------------------------------------------------------------------------------
Total return                            (15.40%)        15.80%          4.03%         14.06%          7.44%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 0.81% for the year ended July 31, 2008.

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT  53

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2008           2007(B)
Net asset value, beginning of period      $6.11          $6.08
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .08            .06
Net gains (losses) (both realized and
 unrealized)                               (.93)           .19
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.85)           .25
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         --           (.08)
Distributions from realized gains          (.65)          (.14)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.65)          (.22)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.61          $6.11
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $25
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)               .67%           .70%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)           .67%           .70%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              1.21%          1.44%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     68%            66%
-----------------------------------------------------------------------------------------------------------
Total return                            (15.38%)         4.24%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 0.66% for the year ended July 31, 2008.
(i)  Not annualized.

--------------------------------------------------------------------------------

 54 RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE LARGE CAP EQUITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Large Cap Equity Fund (the Fund) (one of the portfolios constituting the RiverSource Large Cap Series, Inc.) as of July 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT  55

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Large Cap Equity Fund of the RiverSource Large Cap Series, Inc. at July 31, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota
September 22, 2008

--------------------------------------------------------------------------------

 56 RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2008

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
      Qualified Dividend Income for individuals.............         100.00%
      Dividends Received Deduction for corporations.........         100.00%
      U.S. Government Obligations...........................           0.00%
CAPITAL GAIN DISTRIBUTION - the Fund designates $411,565,774 to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT  57

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme     None
901 S. Marquette Ave.    since 2006         Court, 1998-2006; Attorney
Minneapolis, MN 55402
Age 54
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,            None
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners   None
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 53
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and   None
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 57                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant              None
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 73
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 69                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 58 RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           None
901 S. Marquette Ave.    since 2004         Management, Inc. (private real
Minneapolis, MN 55402                       estate and asset management
Age 55                                      company)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer and          Idera
901 S. Marquette Ave.    since 2002         Director, RiboNovix, Inc. since      Pharmaceutical, Inc.
Minneapolis, MN 55402                       2003 (biotechnology); former         (biotechnology);
Age 64                                      President, Forester Biotech          Healthways, Inc.
                                                                                 (health management
                                                                                 programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management   None
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; Director, President, and
                                            Chief Executive Officer, Ameriprise
                                            Certificate Company since 2006;
                                            Chairman of the Board, Chief
                                            Executive Officer and President,
                                            RiverSource Distributors, Inc.
                                            since 2006; Senior Vice
                                            President -- Chief Investment
                                            Officer, Ameriprise Financial, Inc.
                                            and Chairman of the Board and Chief
                                            Investment Officer, RiverSource
                                            Investments, LLC, 2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT  59

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Director and Senior Vice President, Asset
172 Ameriprise           2006               Management, Products and Marketing,
Financial Center                            RiverSource Investments, LLC since 2006;
Minneapolis, MN 55474                       Director and Vice President -- Asset
Age 42                                      Management, Products and Marketing,
                                            RiverSource Distributors, Inc. since 2006;
                                            Managing Director and Global Head of Product,
                                            Morgan Stanley Investment Management,
                                            2004-2006; President, Touchstone Investments,
                                            2002-2004
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 44                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Chief
Financial Center                            Financial Officer, RiverSource Distributors,
Minneapolis, MN 55474                       Inc. since 2006
Age 53
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Chief Counsel, RiverSource Distributors,
Minneapolis, MN 55474    since 2006         Inc. since 2006; Vice President, General
Age 49                                      Counsel and Secretary, Ameriprise Certificate
                                            Company since 2005; Vice President -- Asset
                                            Management Compliance, Ameriprise Financial,
                                            Inc., 2004-2005; Senior Vice President and
                                            Chief Compliance Officer, USBancorp Asset
                                            Management, 2002-2004
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 47                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 60 RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 44                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT  61

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource Investments provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2008, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 9-10, 2008 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, particularly in the areas of trading systems, new product initiatives, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

--------------------------------------------------------------------------------

 62 RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2007. The Board observed that the Fund's investment performance, although somewhat weaker than previous years, reflected the interrelationship of particularly volatile market conditions with the investment strategies employed by the portfolio management team. Further, the Board noted that measures had been taken to enhance risk management oversight.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board observed that the Fund's expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT  63

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 10, 2008, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY
VOTING ----------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 64 RIVERSOURCE LARGE CAP EQUITY FUND -- 2008 ANNUAL REPORT

     RIVERSOURCE LARGE CAP EQUITY FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed by
                                        RiverSource Investments, LLC. These companies are
                                        part of Ameriprise Financial, Inc.
       (RIVERSOURCE INVESTMENTS LOGO)   (C) 2008 RiverSource Distributors, Inc.                              S-6244 J (9/08)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE

LARGE CAP VALUE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JULY 31, 2008
(Prospectus also enclosed)


RIVERSOURCE LARGE CAP VALUE FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH
LONG-TERM GROWTH OF CAPITAL.

This annual report includes a prospectus that
describes in detail the Fund's objective, investment
strategy, risks, sales charges, fees and other
matters of interest. Please read the prospectus
carefully before you invest or send money.               (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------

Your Fund at a Glance...............      2

Manager Commentary..................      6

The Fund's Long-term Performance ...     12

Fund Expenses Example...............     14

Portfolio of Investments............     16

Financial Statements................     22

Notes to Financial Statements.......     28

Report of Independent Registered
   Public Accounting Firm...........     48

Federal Income Tax Information......     50

Board Members and Officers..........     51

Approval of Investment Management
   Services Agreement...............     55

Proxy Voting........................     58

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

                       RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Large Cap Value Fund (the Fund) Class A shares declined 18.65%, excluding sales charge, for the 12-month period ended July 31, 2008.

> The Fund's benchmark, the Russell 1000(R) Value Index, fell 15.15% during the same annual period.

> The Fund's peer group, the Lipper Large-Cap Value Funds Index, declined 14.23% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended July 31, 2008)
--------------------------------------------------------------------------------

                                                                       Since
                                   1 year     3 years    5 years    inception(a)
-------------------------------------------------------------------------------------
RiverSource Large Cap Value
  Fund Class A (excluding sales
  charge)                          -18.65%    +0.00%     +5.26%       +4.63%
-------------------------------------------------------------------------------------
Russell 1000 Value Index
  (unmanaged)                      -15.15%    +2.42%     +8.52%       +7.03%
-------------------------------------------------------------------------------------
Lipper Large-Cap Value Funds
  Index                            -14.23%    +2.27%     +7.22%       +5.76%
-------------------------------------------------------------------------------------

(a) Fund data is from June 27, 2002. Russell 1000 Value Index and Lipper peer group data is from July 1, 2002.

(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

 2 RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

STYLE MATRIX
----------------------------------------


          STYLE
VALUE    BLEND    GROWTH
   X                       LARGE
                           MEDIUM        SIZE
                           SMALL

Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
----------------------------------------

                         Total      Net expenses
----------------------------------------------------
Class A                  1.31%         1.31%
----------------------------------------------------
Class B                  2.07%         2.07%
----------------------------------------------------
Class C                  2.08%         2.08%
----------------------------------------------------
Class I                  0.86%         0.86%
----------------------------------------------------
Class R2                 1.65%         1.65%
----------------------------------------------------
Class R3                 1.39%         1.39%
----------------------------------------------------
Class R4                 1.15%         1.06%(a)
----------------------------------------------------
Class R5                 0.92%         0.92%
----------------------------------------------------

(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.07 for the year ended July 31, 2008), will not exceed 1.13% for Class R4.

--------------------------------------------------------------------------------

                       RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT JULY 31, 2008
                                                                      SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS    INCEPTION
 Class A (inception 6/27/02)         -18.65%    +0.00%    +5.26%      +4.63%
----------------------------------------------------------------------------------
 Class B (inception 6/27/02)         -19.35%    -0.77%    +4.46%      +3.84%
----------------------------------------------------------------------------------
 Class C (inception 6/27/02)         -19.25%    -0.78%    +4.48%      +3.83%
----------------------------------------------------------------------------------
 Class I (inception 3/4/04)          -18.41%    +0.43%      N/A       +2.62%
----------------------------------------------------------------------------------
 Class R2 (inception 12/11/06)       -18.44%      N/A       N/A      -10.19%
----------------------------------------------------------------------------------
 Class R3 (inception 12/11/06)       -18.38%      N/A       N/A      -10.05%
----------------------------------------------------------------------------------
 Class R4 (inception 6/27/02)        -17.99%    +0.38%    +5.59%      +4.93%
----------------------------------------------------------------------------------
 Class R5 (inception 12/11/06)       -18.41%      N/A       N/A       -9.88%
----------------------------------------------------------------------------------

WITH SALES CHARGE
 Class A (inception 6/27/02)         -23.34%    -1.97%    +4.04%      +3.62%
----------------------------------------------------------------------------------
 Class B (inception 6/27/02)         -23.01%    -1.75%    +4.18%      +3.84%
----------------------------------------------------------------------------------
 Class C (inception 6/27/02)         -19.98%    -0.78%    +4.48%      +3.83%
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 4 RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

AT JUNE 30, 2008
                                                                      SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS    INCEPTION
 Class A (inception 6/27/02)         -20.67%    +1.24%    +5.82%      +4.95%
----------------------------------------------------------------------------------
 Class B (inception 6/27/02)         -21.38%    +0.47%    +4.97%      +4.15%
----------------------------------------------------------------------------------
 Class C (inception 6/27/02)         -21.28%    +0.46%    +5.00%      +4.14%
----------------------------------------------------------------------------------
 Class I (inception 3/4/04)          -20.29%    +1.66%      N/A       +3.01%
----------------------------------------------------------------------------------
 Class R2 (inception 12/11/06)       -20.68%      N/A       N/A      -10.04%
----------------------------------------------------------------------------------
 Class R3 (inception 12/11/06)       -20.42%      N/A       N/A       -9.74%
----------------------------------------------------------------------------------
 Class R4 (inception 6/27/02)        -20.21%    +1.53%    +6.09%      +5.21%
----------------------------------------------------------------------------------
 Class R5 (inception 12/11/06)       -20.33%      N/A       N/A       -9.58%
----------------------------------------------------------------------------------

WITH SALES CHARGE
 Class A (inception 6/27/02)         -25.21%    -0.75%    +4.57%      +3.91%
----------------------------------------------------------------------------------
 Class B (inception 6/27/02)         -24.95%    -0.53%    +4.69%      +4.15%
----------------------------------------------------------------------------------
 Class C (inception 6/27/02)         -22.00%    +0.46%    +5.00%      +4.14%
----------------------------------------------------------------------------------

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only.

--------------------------------------------------------------------------------

                       RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholder,
RiverSource Large Cap Value Fund (the Fund) Class A shares declined 18.65%, excluding sales charge, for the fiscal year ended July 31, 2008. The Fund underperformed its benchmark, the Russell 1000(R) Value Index (Russell Index), which fell 15.15% and its peer group as represented by the Lipper Large-Cap Value Funds Index, which declined 14.23% during the same time frame.

SIGNIFICANT PERFORMANCE FACTORS
The Fund's fiscal year was marked by intensified economic concerns and widespread credit uncertainty precipitated by subprime mortgage lending difficulties. The Fund faced a strong headwind because investors did not consider low valuation to be an attractive characteristic in choosing stocks. Given the Fund's emphasis on valuation as a selection criterion for portfolio holdings, the stocks that we preferred were generally out of favor during this time.
Stock selection had a negative impact on the Fund's return compared with the Russell Index, while sector allocations added value. The Fund's holdings in the information technology, consumer staples and industrials sectors outperformed the corresponding sectors within the Russell Index,

SECTOR DIVERSIFICATION(1) (at July 31, 2008; % of portfolio assets)
-----------------------------------------------------------------

Consumer Discretionary                               9.9%
--------------------------------------------------------------
Consumer Staples                                     7.1%
--------------------------------------------------------------
Energy                                              16.8%
--------------------------------------------------------------
Financials                                          21.5%
--------------------------------------------------------------
Health Care                                          8.6%
--------------------------------------------------------------
Industrials                                         11.2%
--------------------------------------------------------------
Information Technology                               9.1%
--------------------------------------------------------------
Materials                                            2.6%
--------------------------------------------------------------
Telecommunication Services                           7.4%
--------------------------------------------------------------
Utilities                                            4.5%
--------------------------------------------------------------
Other(2)                                             1.3%
--------------------------------------------------------------

(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

 6 RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

but this was overshadowed by stock selection in the financials, health care, materials and consumer discretionary sectors.

Having a smaller financials position than the Russell Index was advantageous for the Fund; financial stocks struggled under the weight of credit market upheaval and the weak U.S. housing market. As expected in a declining equity market, the Fund's small cash position helped cushion performance as well. Offsetting some of this positive impact were the Fund's weightings in energy, utilities and consumer staples, which were smaller than those of the Russell Index, and an overweight in information technology.

Having smaller positions in WASHINGTON MUTUAL and GENERAL ELECTRIC compared with the Russell Index was advantageous. West coast savings and loan WASHINGTON MUTUAL is a large mortgage issuer and its stock was hard hit by the difficult credit and housing environment. GENERAL ELECTRIC has a high degree of sensitivity to economic activity and suffered as people began to worry more about slower U.S. and global economic growth. The Fund also benefited from its positions in QUALCOMM and FLOWSERVE, which were larger than those of the Russell Index. Communications equipment company QUALCOMM has begun to see traction with its third-generation cell phone chip and in July 2008 settled its legal issues

TOP TEN HOLDINGS (at July 31, 2008; % of portfolio assets)
-----------------------------------------------------------------

Exxon Mobil                                          5.6%
--------------------------------------------------------------
Chevron                                              3.6%
--------------------------------------------------------------
AT&T                                                 3.1%
--------------------------------------------------------------
Bank of America                                      3.0%
--------------------------------------------------------------
Pfizer                                               2.6%
--------------------------------------------------------------
Verizon Communications                               2.6%
--------------------------------------------------------------
ConocoPhillips                                       2.5%
--------------------------------------------------------------
General Electric                                     2.3%
--------------------------------------------------------------
JPMorgan Chase & Co                                  2.2%
--------------------------------------------------------------
Citigroup                                            1.6%
--------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------

                       RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

with Nokia. FLOWSERVE makes valves and pumping machinery for industrial companies, particularly oil and gas and chemical companies, and has benefited from the high level of activity in those end markets.

The Fund's holdings of the government-sponsored FEDERAL HOME LOAN MORTGAGE CORP. (FREDDIE MAC) were the most significant individual detractor from return relative to the Russell Index. Though the majority of FREDDIE MAC'S business isn't directly connected to the subprime mortgage breakdown, continued weakness in the North American residential market hurt the company due to mortgage losses and performance of securities owned by the company. Mortgage lender COUNTRYWIDE FINANCIAL continued to suffer from credit market difficulties, but BANK OF AMERICA finally completed its takeover of the company and the Fund's small remaining holdings of COUNTRYWIDE converted into BANK OF AMERICA stock. Holdings of JOHNSON & JOHNSON also detracted from return. The consumer products firm suffered as raw material costs rose to a greater extent than the company was able to raise its prices.

Having no exposure to Occidental Petroleum detracted from return compared with the Russell Index. As strong energy sector performance pushed stock prices to levels that appeared overvalued to us, we focused on companies where we considered valuations reasonable and growth potential attractive. We preferred other energy stocks over Occidental Petroleum.

CHANGES TO THE FUND'S PORTFOLIO
In the first half of the year, we increased exposure to the consumer discretionary sector relative to the Russell Index. Stocks in this sector had become fairly inexpensive and we concluded that the Federal Reserve's efforts to fight economic deceleration by reducing short-term interest rates would benefit the sector. Also during the first half of the period, we decreased the Fund's utilities position relative to the Russell Index and increased exposure to the telecommunication services sector. Several telecommunication services stocks, specifically telephone companies, had become inexpensive and consequently quite attractive to us.

--------------------------------------------------------------------------------

 8 RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

The Fund faced a strong headwind because investors did not consider low valuation to be an attractive characteristic in choosing stocks.

The Fund's financials position decreased over the year, due partly to our active repositioning and market performance as financial stocks generally declined in value. We reduced the Fund's holdings of lending-based financial companies, specifically banks and savings and loans.

The Fund's energy position increased during the period and this also resulted from a combination of market performance and active management. The energy sector's steep appreciation boosted the Fund's energy weighting. In addition, we added to the Fund's holdings of energy services companies as selected stocks became relatively inexpensive and seemed poised to benefit from increased exploration and production activity.

We increased the Fund's information technology position. Technology stocks, particularly some of the larger, more mature companies, appear inexpensive to us. They also fit well with a developing portfolio theme - an emphasis on companies that we believe have relatively limited downside risk due to attractive valuations, but are positioned to capitalize on any improvement in economic activity.

OUR FUTURE STRATEGY
For the past year or more, using valuation as a factor in stock selection has been counterproductive. Valuations in the equity market were very tight, with little difference in a stock's valuation, whether it was a traditional growth stock or a traditional value stock. Under those conditions, it made sense to emphasize growth over value and growth stocks outperformed.

--------------------------------------------------------------------------------

                       RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

Recently, we have begun to see greater variation in valuation, which leads us to believe valuation is likely to be a greater determinant of a stock's performance going forward. As a result, we have been increasing exposure to valuation-driven opportunities. An example is technology stocks, as discussed above.

In addition, the Fund's portfolio is positioned for a period of global economic deceleration, with a de-emphasis on global commodity-based industries. The Fund has smaller-than-Russell Index positions in areas such as energy and materials, particularly industrial metals such as aluminum and copper. We expect the tight supply and demand equation in the commodities markets to ease amid economic slowing, leading these companies to underperform.

Large-cap stocks still have roughly the same valuation as mid- and small-cap stocks. However, larger companies tend to have more stable business models, which can better withstand a decelerating economic environment, and they tend to have more international exposure, which may benefit from the tail end of the current period of dollar depreciation.

                              (PHOTO - BOB EWING)

                              Robert Ewing, CFA(R)
                               Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.

--------------------------------------------------------------------------------

 10 RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------
The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Large Cap Value Fund Class A shares (from 7/1/02 to 7/31/08)* as compared to the performance of two widely cited performance indices, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from June 27, 2002. Russell 1000 Value Index and Lipper peer group data is from July 1, 2002.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at July 31, 2008
                                                                                      SINCE
                                            1 YEAR       3 YEARS      5 YEARS      INCEPTION(3)
RIVERSOURCE LARGE CAP VALUE FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000         $7,666       $9,421      $12,190        $12,421
---------------------------------------------------------------------------------------------------
        Average annual total return         -23.34%       -1.97%       +4.04%         +3.62%
---------------------------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX(1)
        Cumulative value of $10,000          $8,485      $10,744      $15,050        $15,119
---------------------------------------------------------------------------------------------------
        Average annual total return         -15.15%       +2.42%       +8.52%         +7.03%
---------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX(2)
        Cumulative value of $10,000          $8,577      $10,697      $14,170        $14,060
---------------------------------------------------------------------------------------------------
        Average annual total return         -14.23%       +2.27%       +7.22%         +5.76%
---------------------------------------------------------------------------------------------------

Results for other share classes can be found on pages 4 and 5.

--------------------------------------------------------------------------------

 12 RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE LARGE CAP VALUE FUND LINE GRAPH)

            RIVERSOURCE LARGE CAP
             VALUE FUND CLASS A        RUSSELL 1000     LIPPER LARGE-CAP VALUE
            (INCLUDES SALES CHARGE)    VALUE INDEX(1)   FUNDS INDEX(2)
            -----------------------    --------------   ------------------------
7/1/02           $ 9,425                    $ 10,000         $ 10,000
7/02               8,695                       9,070            9,136
7/03               9,610                      10,045            9,923
7/04              10,845                      11,821           11,424
7/05              12,420                      14,072           13,144
7/06              13,338                      15,703           14,276
7/07              15,268                      17,818           16,393
7/08              12,421                      15,119           14,060

(1) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from June 27, 2002. Russell 1000 Value Index and Lipper peer group data is from July 1, 2002.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2008.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 14 RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                               BEGINNING         ENDING         EXPENSES
                             ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                             FEB. 1, 2008    JULY 31, 2008    THE PERIOD(A)   EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  876.30         $ 6.72           1.44%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,017.70         $ 7.22           1.44%
-------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  871.80         $10.24           2.20%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,013.92         $11.02           2.20%
-------------------------------------------------------------------------------------------
Class C
-------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  871.30         $10.24           2.20%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,013.92         $11.02           2.20%
-------------------------------------------------------------------------------------------
Class I
-------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  876.80         $ 4.57            .98%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,019.99         $ 4.92            .98%
-------------------------------------------------------------------------------------------
Class R2
-------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  876.30         $ 7.98           1.71%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,016.36         $ 8.57           1.71%
-------------------------------------------------------------------------------------------
Class R3
-------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  876.30         $ 6.72           1.44%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,017.70         $ 7.22           1.44%
-------------------------------------------------------------------------------------------
Class R4
-------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  879.20         $ 4.77           1.02%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,019.79         $ 5.12           1.02%
-------------------------------------------------------------------------------------------
Class R5
-------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  876.50         $ 4.71           1.01%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,019.84         $ 5.07           1.01%
-------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended July 31, 2008: -12.37% for Class A, -12.82% for Class B, -12.87% for Class C, -12.32% for Class I,-12.37% for Class R2, -12.37% for Class R3, -12.08% for Class R4 and -12.35% for Class R5.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

JULY 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (98.4%)
ISSUER                                            SHARES                    VALUE(A)
AEROSPACE & DEFENSE (4.6%)
Boeing                                                 7,055                $431,131
General Dynamics                                       2,153                 191,918
Goodrich                                               4,275                 210,074
Honeywell Intl                                        10,525                 535,091
L-3 Communications Holdings                            2,536                 250,278
Lockheed Martin                                        4,969                 518,416
Spirit AeroSystems Holdings Cl A                       3,905(b)               84,582
United Technologies                                    4,640                 296,867
                                                                     ---------------
Total                                                                      2,518,357
------------------------------------------------------------------------------------

AUTOMOBILES (0.1%)
Ford Motor                                            10,412(b)               49,978
------------------------------------------------------------------------------------

BEVERAGES (1.3%)
Coca-Cola                                              7,809                 402,163
Molson Coors Brewing Cl B                              2,476                 133,630
PepsiCo                                                2,852                 189,829
                                                                     ---------------
Total                                                                        725,622
------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.9%)
Amgen                                                  3,923(b)              245,697
Genzyme                                                1,790(b)              137,204
ImClone Systems                                        1,795(b)              114,754
                                                                     ---------------
Total                                                                        497,655
------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.3%)
Masco                                                  8,420                 138,846
------------------------------------------------------------------------------------

CAPITAL MARKETS (3.9%)
Bank of New York Mellon                                7,429                 263,730
Blackstone Group LP                                    5,659                 105,088
Goldman Sachs Group                                    1,773                 326,303
KKR Private Equity Investors LP Unit                   5,866                  77,433
Legg Mason                                             2,763                 111,487
Lehman Brothers Holdings                              21,149                 366,723

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
CAPITAL MARKETS (CONT.)
Merrill Lynch & Co                                     6,517                $173,678
Morgan Stanley                                        11,799                 465,824
Oaktree Capital Group LLC Cl A Unit                    4,000(d,e)            112,000
State Street                                           1,556                 111,472
                                                                     ---------------
Total                                                                      2,113,738
------------------------------------------------------------------------------------

CHEMICALS (1.4%)
Dow Chemical                                          11,730                 390,726
Eastman Chemical                                       1,550                  92,938
EI du Pont de
 Nemours & Co                                          6,458                 282,925
                                                                     ---------------
Total                                                                        766,589
------------------------------------------------------------------------------------

COMMERCIAL BANKS (2.7%)
Fifth Third Bancorp                                   14,281                 199,506
PNC Financial Services Group                           4,041                 288,083
SunTrust Banks                                         2,954                 121,291
Wachovia                                              27,982                 483,249
Wells Fargo & Co                                      11,853                 358,790
                                                                     ---------------
Total                                                                      1,450,919
------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.1%)
Cisco Systems                                         16,949(b)              372,709
Motorola                                              15,682                 135,492
Nokia ADR                                             12,391(c)              338,522
QUALCOMM                                               4,985                 275,870
                                                                     ---------------
Total                                                                      1,122,593
------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.5%)
Dell                                                   3,489(b)               85,725
Hewlett-Packard                                       14,168                 634,726
IBM                                                    4,392                 562,088
SanDisk                                                3,795(b)               53,510
                                                                     ---------------
Total                                                                      1,336,049
------------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 16 RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

CONSTRUCTION & ENGINEERING (0.5%)
Fluor                                                  1,566                $127,394
KBR                                                    4,723                 134,606
                                                                     ---------------
Total                                                                        262,000
------------------------------------------------------------------------------------

CONSUMER FINANCE (0.6%)
American Express                                       4,751                 176,357
Capital One Financial                                  3,323                 139,101
                                                                     ---------------
Total                                                                        315,458
------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (7.1%)
Apollo Mgmt LP                                        11,000(d,e)            154,000
Bank of America                                       49,900               1,641,709
Citigroup                                             47,000                 878,430
JPMorgan Chase & Co                                   29,783               1,210,083
                                                                     ---------------
Total                                                                      3,884,222
------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (6.6%)
AT&T                                                  55,258               1,702,499
Deutsche Telekom                                       9,220(c)              159,589
Frontier Communications                                7,353                  85,001
Qwest Communications Intl                             12,281                  47,036
Telefonica                                             3,200(c)               83,024
Verizon Communications                                41,329               1,406,839
Windstream                                             7,157                  85,311
                                                                     ---------------
Total                                                                      3,569,299
------------------------------------------------------------------------------------

ELECTRIC UTILITIES (3.2%)
Entergy                                                4,474                 478,360
Exelon                                                 6,249                 491,296
FPL Group                                              2,032                 131,125
PPL                                                    2,763                 129,750
Southern                                              15,043                 532,373
                                                                     ---------------
Total                                                                      1,762,904
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.4%)
Emerson Electric                                       4,023                 195,920
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
Tyco Electronics                                       3,241(c)              107,407
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

ENERGY EQUIPMENT & SERVICES (2.1%)
Baker Hughes                                           2,244                $186,050
Halliburton                                            4,770                 213,791
Natl Oilwell Varco                                     2,706(b)              212,773
Schlumberger                                           1,353                 137,465
Transocean                                             1,683(b)              228,939
Weatherford Intl                                       4,084(b)              154,089
                                                                     ---------------
Total                                                                      1,133,107
------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.4%)
CVS Caremark                                           3,962                 144,613
Safeway                                                3,367                  89,966
Walgreen                                               2,069                  71,049
Wal-Mart Stores                                        8,024                 470,368
                                                                     ---------------
Total                                                                        775,996
------------------------------------------------------------------------------------

FOOD PRODUCTS (0.6%)
Kellogg                                                3,759                 199,452
Kraft Foods Cl A                                       3,702                 117,798
                                                                     ---------------
Total                                                                        317,250
------------------------------------------------------------------------------------

GAS UTILITIES (0.3%)
ONEOK                                                  3,932                 178,827
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.4%)
Boston Scientific                                     16,981(b)              201,904
------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.6%)
Aetna                                                  5,504                 225,718
Cardinal Health                                        2,963                 159,202
CIGNA                                                  3,749                 138,788
Humana                                                 2,704(b)              118,733
McKesson                                               1,744                  97,647
UnitedHealth Group                                     4,000                 112,320
                                                                     ---------------
Total                                                                        852,408
------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.4%)
Darden Restaurants                                     2,021                  65,824
Intl Game Technology                                   3,402                  73,857
Marriott Intl Cl A                                     3,953                 102,423
                                                                     ---------------
Total                                                                        242,104
------------------------------------------------------------------------------------

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  17

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

HOUSEHOLD DURABLES (1.8%)
Centex                                                10,238                $150,294
DR Horton                                             17,395                 193,432
Harman Intl Inds                                       2,504                 103,090
Hovnanian Enterprises Cl A                            12,778(b)               89,829
KB Home                                               12,588                 221,423
Lennar Cl A                                            6,415                  77,622
Whirlpool                                              1,820                 137,774
                                                                     ---------------
Total                                                                        973,464
------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.1%)
Clorox                                                 1,485                  80,933
Colgate-Palmolive                                      1,237                  91,872
Procter & Gamble                                       6,592                 431,644
                                                                     ---------------
Total                                                                        604,449
------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.9%)
3M                                                     1,489                 104,811
General Electric                                      44,447               1,257,406
Tyco Intl                                              4,304(c)              191,786
                                                                     ---------------
Total                                                                      1,554,003
------------------------------------------------------------------------------------

INSURANCE (6.3%)
ACE                                                   12,336(c)              625,435
AFLAC                                                  8,764                 487,366
American Intl Group                                   18,887                 492,006
Arch Capital Group                                     1,483(b,c)            103,410
Assured Guaranty                                       2,840(c)               32,546
Chubb                                                  4,870                 233,955
Endurance Specialty Holdings                           2,484(c)               76,010
Hartford Financial Services Group                      8,021                 508,451
Max Capital Group                                      2,561(c)               60,107
MetLife                                                3,986                 202,369
Prudential Financial                                   8,080                 557,278
Validus Holdings                                       1,388(c)               31,660
XL Capital Cl A                                        1,882(c)               33,669
                                                                     ---------------
Total                                                                      3,444,262
------------------------------------------------------------------------------------

IT SERVICES (0.6%)
Automatic Data Processing                              4,232                 180,749
Electronic Data Systems                                4,409                 109,387
MasterCard Cl A                                          237                  57,864
                                                                     ---------------
Total                                                                        348,000
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

MACHINERY (2.5%)
Caterpillar                                            3,092                $214,956
Danaher                                                1,340                 106,731
Deere & Co                                             6,019                 422,293
Flowserve                                              2,599                 346,551
Ingersoll-Rand Cl A                                    1,519(c)               54,684
Parker Hannifin                                        3,555                 219,272
                                                                     ---------------
Total                                                                      1,364,487
------------------------------------------------------------------------------------

MEDIA (5.5%)
Comcast Cl A                                          11,717                 241,605
Comcast Special Cl A                                   7,596                 156,022
News Corp Cl A                                        33,510                 473,496
Sirius XM Radio                                      104,331(b)              166,930
Time Warner                                           42,098                 602,844
Viacom Cl B                                            6,215(b)              173,585
Virgin Media                                          31,552(e)              354,013
Vivendi                                                9,607(c)              401,635
Walt Disney                                           14,078                 427,267
                                                                     ---------------
Total                                                                      2,997,397
------------------------------------------------------------------------------------

METALS & MINING (0.5%)
Alcoa                                                  7,455                 251,606
------------------------------------------------------------------------------------

MULTILINE RETAIL (0.8%)
JC Penney                                              5,530                 170,490
Kohl's                                                 2,341(b)               98,111
Target                                                 3,237                 146,410
                                                                     ---------------
Total                                                                        415,011
------------------------------------------------------------------------------------

MULTI-UTILITIES (0.9%)
Dominion Resources                                     6,826                 301,573
Xcel Energy                                           10,422                 209,065
                                                                     ---------------
Total                                                                        510,638
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (14.6%)
Anadarko Petroleum                                     1,142                  66,133
BP ADR                                                 4,276(c)              262,717
Chesapeake Energy                                      1,298                  65,095
Chevron                                               22,856               1,932,703
ConocoPhillips                                        16,415               1,339,792
Devon Energy                                           3,863                 366,560
Exxon Mobil                                           37,576               3,022,238
Marathon Oil                                           3,522                 174,233
Royal Dutch Shell ADR                                  2,781(c)              196,867
Total                                                  7,139(c)              546,574
                                                                     ---------------
Total                                                                      7,972,912
------------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 18 RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

PAPER & FOREST PRODUCTS (0.7%)
Intl Paper                                             7,476                $207,234
Weyerhaeuser                                           2,962                 158,349
                                                                     ---------------
Total                                                                        365,583
------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.5%)
Avon Products                                          4,928                 208,947
Herbalife                                              1,484(c)               64,094
                                                                     ---------------
Total                                                                        273,041
------------------------------------------------------------------------------------

PHARMACEUTICALS (5.7%)
Bristol-Myers Squibb                                  20,512                 433,213
Johnson & Johnson                                      5,384                 368,642
Merck & Co                                            13,623                 448,197
Pfizer                                                75,357               1,406,914
Schering-Plough                                        3,536                  74,539
Wyeth                                                  9,159                 371,123
                                                                     ---------------
Total                                                                      3,102,628
------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.2%)
Apartment Investment & Management Cl A                 3,270                 111,736
------------------------------------------------------------------------------------

ROAD & RAIL (0.1%)
Hertz Global Holdings                                  6,520(b)               55,616
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.6%)
Advanced Micro Devices                                30,146(b)              126,915
Atmel                                                 27,856(b)               98,332
Infineon Technologies                                  6,770(b,c)             50,822
Infineon Technologies ADR                              8,275(b,c)             62,228
Intel                                                 21,913                 486,250
Micron Technology                                     38,110(b)              184,071
ON Semiconductor                                       6,124(b)               57,504
Spansion Cl A                                         28,780(b)               65,906
Teradyne                                              18,655(b)              174,797
Texas Instruments                                      4,465                 108,857
                                                                     ---------------
Total                                                                      1,415,682
------------------------------------------------------------------------------------

SOFTWARE (1.1%)
Microsoft                                             17,694                 455,090
Oracle                                                 7,653(b)              164,769
                                                                     ---------------
Total                                                                        619,859
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

SPECIALTY RETAIL (1.3%)
Gap                                                    4,539                 $73,169
Home Depot                                             9,240                 220,189
Lowe's Companies                                      10,635                 216,103
TJX Companies                                          5,067                 170,809
                                                                     ---------------
Total                                                                        680,270
------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.6%)
Freddie Mac                                           42,734                 349,137
------------------------------------------------------------------------------------

TOBACCO (2.1%)
Altria Group                                          13,961                 284,106
Philip Morris Intl                                    15,131                 781,517
UST                                                    1,341                  70,550
                                                                     ---------------
Total                                                                      1,136,173
------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.8%)
Sprint Nextel                                         14,119                 114,929
Vodafone Group ADR                                    11,342(c)              304,306
                                                                     ---------------
Total                                                                        419,235
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $58,190,075)                                                      $53,484,341
------------------------------------------------------------------------------------

MONEY MARKET FUND (1.3%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund, 2.54%             679,485(f)             $679,485
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $679,485)                                                           $679,485
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $58,869,560)(g)                                                  $54,163,826
===================================================================================

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  19

INVESTMENTS IN DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JULY 31, 2008

                                          CURRENCY TO BE          CURRENCY TO BE       UNREALIZED
EXCHANGE DATE                               DELIVERED                RECEIVED         DEPRECIATION
--------------------------------------------------------------------------------------------------
Aug. 1, 2008                                          32,973            51,383             $(45)
                                      European Monetary Unit       U.S. Dollar

NOTES TO PORTFOLIO OF INVESTMENTS
(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2008, the value of foreign securities represented 7.0% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2008, the value of these securities amounted to $266,000 or 0.5% of net assets.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at July 31, 2008, is as follows:

                                                ACQUISITION
SECURITY                                           DATES                    COST
----------------------------------------------------------------------------------
Apollo Mgmt LP*                            08-02-07 thru 01-16-08         $242,920
Oaktree Capital Group LLC Cl A Unit*       05-21-07 thru 07-19-07          164,500
Virgin Media                               01-05-06 thru 04-10-08          645,420

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f) Affiliated Money Market Fund - See Note 5 to the financial statements. The rate shown is the seven-day current annualized yield at July 31, 2008.

(g) At July 31, 2008, the cost of securities for federal income tax purposes was $60,286,046 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $  5,408,118
Unrealized depreciation                                            (11,530,338)
------------------------------------------------------------------------------
Net unrealized depreciation                                       $ (6,122,220)
------------------------------------------------------------------------------

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

 20 RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  21

FINANCIAL STATEMENTS -----------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2008

ASSETS
Investments in securities, at value
   Unaffiliated issuers (identified cost $58,190,075)           $53,484,341
   Affiliated money market fund (identified cost $679,485)          679,485
---------------------------------------------------------------------------
Total investments in securities (identified cost
   $58,869,560)                                                  54,163,826
Capital shares receivable                                            25,614
Dividends receivable                                                120,368
Receivable for investment securities sold                           726,237
---------------------------------------------------------------------------
Total assets                                                     55,036,045
---------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                              146,101
Payable for investment securities purchased                         463,454
Unrealized depreciation on forward foreign currency
   contracts                                                             45
Accrued investment management services fees                             905
Accrued distribution fees                                               466
Accrued transfer agency fees                                             65
Accrued administrative services fees                                     90
Other accrued expenses                                               90,754
---------------------------------------------------------------------------
Total liabilities                                                   701,880
---------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $54,334,165
===========================================================================
REPRESENTED BY
Capital stock - $.01 par value                                  $   130,021
Additional paid-in capital                                       59,563,353
Undistributed net investment income                                 491,247
Accumulated net realized gain (loss)                             (1,144,717)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies                                                    (4,705,739)
---------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $54,334,165
===========================================================================

--------------------------------------------------------------------------------

 22 RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

JULY 31, 2008

NET ASSET VALUE PER SHARE
                                   NET ASSETS    SHARES OUTSTANDING    NET ASSET VALUE PER SHARE
Class A                           $35,085,132             8,397,421                        $4.18(1)
Class B                           $ 7,328,116             1,765,846                        $4.15
Class C                           $   659,182               159,562                        $4.13
Class I                           $11,230,530             2,671,840                        $4.20
Class R2                          $     3,187                   763                        $4.18
Class R3                          $     3,192                   763                        $4.18
Class R4                          $    21,573                 5,115                        $4.22
Class R5                          $     3,253                   763                        $4.26
------------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $4.44. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  23

STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 2008

INVESTMENT INCOME
Income:
Dividends                                                       $  2,003,351
Income distributions from affiliated money market fund                89,627
      Less foreign taxes withheld                                    (12,625)
----------------------------------------------------------------------------
Total income                                                       2,080,353
----------------------------------------------------------------------------
Expenses:
Investment management services fees                                  401,168
Distribution fees
   Class A                                                           123,733
   Class B                                                           118,887
   Class C                                                             8,842
   Class R2                                                               19
   Class R3                                                                9
Transfer agency fees
   Class A                                                           102,465
   Class B                                                            26,100
   Class C                                                             1,909
   Class R2                                                                2
   Class R3                                                                2
   Class R4                                                               15
   Class R5                                                                2
Administrative services fees                                          45,929
Plan administration services fees
   Class R2                                                                9
   Class R3                                                                9
   Class R4                                                               75
Compensation of board members                                          1,406
Custodian fees                                                        48,440
Printing and postage                                                  41,295
Registration fees                                                     71,110
Professional fees                                                     39,424
Other                                                                  6,027
----------------------------------------------------------------------------
Total expenses                                                     1,036,877
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates                                                    (123)
   Earnings and bank fee credits on cash balances                     (2,151)
----------------------------------------------------------------------------
Total net expenses                                                 1,034,603
----------------------------------------------------------------------------
Investment income (loss) - net                                     1,045,750
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

 24 RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

YEAR ENDED JULY 31, 2008

REALIZED AND UNREALIZED GAIN (LOSS) - NET
Net realized gain (loss) on:
   Security transactions                                        $    930,456
   Foreign currency transactions                                        (649)
   Futures contracts                                                  (2,300)
----------------------------------------------------------------------------
Net realized gain (loss) on investments                              927,507
Net change in unrealized appreciation (depreciation) on
   investments
   and on translation of assets and liabilities in foreign
      currencies                                                 (16,296,453)
----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            (15,368,946)
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $(14,323,196)
============================================================================

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  25

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED JULY 31,                                            2008            2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                            $  1,045,750    $    917,420
Net realized gain (loss) on investments                         927,507       7,965,867
Net change in unrealized appreciation (depreciation) on
   investments and
   on translation of assets and liabilities in foreign
   currencies                                               (16,296,453)      4,751,162
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                               (14,323,196)     13,634,449
---------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                  (682,628)       (754,607)
      Class B                                                   (32,633)        (58,266)
      Class C                                                    (4,493)         (4,777)
      Class I                                                  (311,395)       (250,586)
      Class R2                                                      (49)            (78)
      Class R3                                                      (60)            (78)
      Class R4                                                     (623)           (453)
      Class R5                                                       --             (79)
   Net realized gain
      Class A                                                (4,625,594)     (9,225,989)
      Class B                                                (1,148,253)     (2,795,600)
      Class C                                                   (84,730)       (166,141)
      Class I                                                (1,493,181)     (2,248,825)
      Class R2                                                     (369)           (708)
      Class R3                                                     (369)           (708)
      Class R4                                                   (3,183)         (5,335)
      Class R5                                                     (369)           (708)
---------------------------------------------------------------------------------------
Total distributions                                          (8,387,929)    (15,512,938)
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 26 RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

YEAR ENDED JULY 31,                                            2008            2007
CAPITAL SHARE TRANSACTIONS
Proceeds from sales Class A shares                         $  4,629,689    $ 10,152,788
   Class B shares                                               701,838       1,711,166
   Class C shares                                               135,278         211,888
   Class I shares                                             2,612,695       2,650,378
   Class R2 shares                                                   --           5,000
   Class R3 shares                                                   --           5,000
   Class R4 shares                                                1,000           1,000
   Class R5 shares                                                   --       2,488,893
Reinvestment of distributions at net asset value
   Class A shares                                             5,196,120       9,755,373
   Class B shares                                             1,166,160       2,826,941
   Class C shares                                                87,581         162,715
   Class I shares                                             1,804,061       2,498,502
   Class R4 shares                                                2,650           3,775
Payments for redemptions
   Class A shares                                           (22,746,329)    (19,024,336)
   Class B shares                                            (6,130,946)     (8,203,518)
   Class C shares                                              (340,594)       (420,058)
   Class I shares                                            (5,559,082)     (1,080,983)
   Class R4 shares                                              (10,330)             --
   Class R5 shares                                                   --      (2,561,087)
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                             (18,450,209)      1,183,437
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                     (41,161,334)       (695,052)
Net assets at beginning of year                              95,495,499      96,190,551
---------------------------------------------------------------------------------------
Net assets at end of year                                  $ 54,334,165    $ 95,495,499
=======================================================================================
Undistributed net investment income                        $    491,247    $    496,785
---------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  27

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Large Cap Value Fund (the Fund) is a series of RiverSource Large Cap Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Large Cap Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4 and Class R5 shares

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

At July 31, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares and the Investment Manager owned 100% of Class R2, Class R3 and Class R5 shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-

--------------------------------------------------------------------------------

 28 RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At July 31, 2008, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at July 31, 2008 was $620,013 representing 1.14% of net assets. These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT 29 be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At July 31, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At July 31, 2008, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign

--------------------------------------------------------------------------------

 30 RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, re-characterization of REIT distributions, investments in partnerships and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT 31 dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $19,407 and accumulated net realized loss has been decreased by $19,407.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED JULY 31,                                    2008         2007*
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income...........................    $1,307,656    $2,470,246
      Long-term capital gain....................     4,000,566     7,510,350
CLASS B
Distributions paid from:
      Ordinary income...........................       187,794       578,128
      Long-term capital gain....................       993,092     2,275,738
CLASS C
Distributions paid from:
      Ordinary income...........................        15,942        35,672
      Long-term capital gain....................        73,281       135,246
CLASS I
Distributions paid from:
      Ordinary income...........................       513,160       668,771
      Long-term capital gain....................     1,291,416     1,830,640
CLASS R2
Distributions paid from:
      Ordinary income...........................            99           210
      Long-term capital gain....................           319           576
CLASS R3
Distributions paid from:
      Ordinary income...........................           110           210
      Long-term capital gain....................           319           576
CLASS R4
Distributions paid from:
      Ordinary income...........................         1,053         1,445
      Long-term capital gain....................         2,753         4,343
CLASS R5
Distributions paid from:
      Ordinary income...........................            50           211
      Long-term capital gain....................           319           576

* Class R2, Class R3 and Class R5 are for the period from Dec. 11, 2006 (inception date) to July 31, 2007.

--------------------------------------------------------------------------------

 32 RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

At July 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..............................    $    498,551
Undistributed accumulated long-term gain...................    $    265,156
Unrealized appreciation (depreciation).....................    $ (6,122,916)

RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities - an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after Nov. 15, 2008. As of July 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning Aug. 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  33

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Large-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $58,120 for the year ended July 31, 2008. The management fee for the year ended July 31, 2008 was 0.53% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. The fee for the year ended July 31, 2008 was 0.06% of the Fund's average daily net assets.

OTHER FEES

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2008, other expenses paid to this company were $447.

COMPENSATION OF BOARD MEMBERS

Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

--------------------------------------------------------------------------------

 34 RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

TRANSFER AGENCY FEES

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES

The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $228,000 and $5,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2008, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES

Sales charges received by the Distributor for distributing Fund shares were $51,849 for Class A, $12,242 for Class B and $43 for Class C for the year ended July 31, 2008.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  35

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES

For the year ended July 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class R2....................................................        1.41%
Class R3....................................................        1.15
Class R4....................................................        0.81

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class R4....................................................    $30

The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2....................................................    $ 9
Class R3....................................................      9
Class R4....................................................     75

The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until July 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

Class R4....................................................        1.13%

* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS

During the year ended July 31, 2008, the Fund's custodian and transfer agency fees were reduced by $2,151 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $18,259,592 and $41,262,559, respectively, for the year ended July 31, 2008. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------

 36 RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                 YEAR ENDED JULY 31, 2008
                                            ISSUED FOR
                                            REINVESTED                             NET
                                SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                         972,781      1,043,398       (4,547,178)       (2,530,999)
Class B                         144,597        234,640       (1,285,647)         (906,410)
Class C                          26,989         17,693          (69,667)          (24,985)
Class I                         513,889        361,535       (1,138,246)         (262,822)
Class R4                            213            530           (2,217)           (1,474)
----------------------------------------------------------------------------------------------

                                                 YEAR ENDED JULY 31, 2007
                                            ISSUED FOR
                                            REINVESTED                             NET
                                SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                       1,700,418      1,738,926       (3,203,244)          236,100
Class B                         290,285        506,620       (1,386,106)         (589,201)
Class C                          36,321         29,213          (71,502)           (5,968)
Class I                         440,786        443,784         (184,695)          699,875
Class R2*                           763             --               --               763
Class R3*                           763             --               --               763
Class R4                            165            671               --               836
Class R5*                       439,307             --         (438,544)              763
----------------------------------------------------------------------------------------------

*    For the period from Dec. 11, 2006 (inception date) to July 31, 2007.

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $25,920,004 and $28,557,816, respectively, for the year ended July 31, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at July 31, 2008, can be found in the Portfolio of Investments.

6. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT 37 agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended July 31, 2008.

7. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings,

--------------------------------------------------------------------------------

 38 RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT and have made regular reports to the RiverSource Funds' Boards of Directors/ Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  39

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2008              2007           2006           2005           2004
Net asset value, beginning of period      $5.71          $5.88          $5.83          $5.34          $4.98
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .07(b)         .06(b)         .09            .06            .04
Net gains (losses) (both realized and
 unrealized)                              (1.05)           .77            .32            .70            .59
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.98)           .83            .41            .76            .63
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.07)          (.07)          (.07)          (.04)          (.03)
Distributions from realized gains          (.48)          (.93)          (.29)          (.23)          (.24)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.55)         (1.00)          (.36)          (.27)          (.27)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.18          $5.71          $5.88          $5.83          $5.34
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $35            $62            $63            $74            $67
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.31%          1.28%          1.21%          1.29%          1.54%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)          1.31%          1.28%          1.21%          1.29%          1.24%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              1.41%           .99%          1.35%          1.07%           .95%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     24%            35%            46%            57%            59%
-----------------------------------------------------------------------------------------------------------
Total return(g)                         (18.65%)        14.47%          7.39%         14.52%         12.85%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(g)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 40 RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2008              2007           2006           2005           2004
Net asset value, beginning of period      $5.66          $5.82          $5.77          $5.29          $4.95
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .03(b)         .01(b)         .04            .01             --
Net gains (losses) (both realized and
 unrealized)                              (1.04)           .78            .32            .70            .59
-----------------------------------------------------------------------------------------------------------
Total from investment operations          (1.01)           .79            .36            .71            .59
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.02)          (.02)          (.02)            --           (.01)
Distributions from realized gains          (.48)          (.93)          (.29)          (.23)          (.24)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.50)          (.95)          (.31)          (.23)          (.25)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.15          $5.66          $5.82          $5.77          $5.29
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $7            $15            $19            $28            $25
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              2.07%          2.05%          1.97%          2.05%          2.30%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)          2.07%          2.05%          1.97%          2.05%          2.00%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .65%           .23%           .59%           .30%           .16%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     24%            35%            46%            57%            59%
-----------------------------------------------------------------------------------------------------------
Total return(g)                         (19.35%)        13.75%          6.51%         13.66%         12.00%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(g)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  41

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2008              2007           2006           2005           2004
Net asset value, beginning of period      $5.64          $5.82          $5.77          $5.29          $4.94
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .03(b)         .01(b)         .04            .01             --
Net gains (losses) (both realized and
 unrealized)                              (1.03)           .76            .32            .70            .60
-----------------------------------------------------------------------------------------------------------
Total from investment operations          (1.00)           .77            .36            .71            .60
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.03)          (.02)          (.02)            --           (.01)
Distributions from realized gains          (.48)          (.93)          (.29)          (.23)          (.24)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.51)          (.95)          (.31)          (.23)          (.25)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.13          $5.64          $5.82          $5.77          $5.29
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $1             $1             $1             $1             $1
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              2.08%          2.04%          1.98%          2.06%          2.30%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)          2.08%          2.04%          1.98%          2.06%          2.00%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .65%           .23%           .58%           .30%           .19%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     24%            35%            46%            57%            59%
-----------------------------------------------------------------------------------------------------------
Total return(g)                         (19.25%)        13.50%          6.56%         13.62%         12.19%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(g)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 42 RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2008              2007           2006           2005        2004(B)
Net asset value, beginning of period      $5.75          $5.91          $5.86          $5.36          $5.57
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .10(c)         .08(c)         .12            .07            .03
Net gains (losses) (both realized and
 unrealized)                              (1.07)           .79            .32            .72           (.24)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.97)           .87            .44            .79           (.21)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.10)          (.10)          (.10)          (.06)            --
Distributions from realized gains          (.48)          (.93)          (.29)          (.23)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.58)         (1.03)          (.39)          (.29)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.20          $5.75          $5.91          $5.86          $5.36
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $11            $17            $13            $38            $16
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)               .86%           .85%           .75%           .86%          1.02%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)           .86%           .85%           .75%           .86%           .93%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              1.87%          1.41%          1.85%          1.50%          1.33%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     24%            35%            46%            57%            59%
-----------------------------------------------------------------------------------------------------------
Total return                            (18.41%)        15.10%          7.86%         14.97%         (3.77%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to July 31, 2004.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i)  Not annualized.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  43

CLASS R2

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,                                   2008           2007(B)
Net asset value, beginning of period                             $5.69          $6.55
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                                    .07            .02
Net gains (losses) (both realized and unrealized)                (1.03)           .15
-------------------------------------------------------------------------------------
Total from investment operations                                  (.96)           .17
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                              (.07)          (.10)
Distributions from realized gains                                 (.48)          (.93)
-------------------------------------------------------------------------------------
Total distributions                                               (.55)         (1.03)
-------------------------------------------------------------------------------------
Net asset value, end of period                                   $4.18          $5.69
-------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            $--            $--
-------------------------------------------------------------------------------------
Gross expenses prior to expense waiver/reimbursement(d),(e)      1.65%          1.63%(f)
-------------------------------------------------------------------------------------
Net expenses after expense waiver/reimbursement(e),(g),(h)       1.41%          1.63%(f)
-------------------------------------------------------------------------------------
Net investment income (loss)                                     1.32%           .55%(f)
-------------------------------------------------------------------------------------
Portfolio turnover rate                                            24%            35%
-------------------------------------------------------------------------------------
Total return                                                   (18.44%)         2.84%(i)
-------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i)  Not annualized.

--------------------------------------------------------------------------------

 44 RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

CLASS R3

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,                                   2008           2007(B)
Net asset value, beginning of period                             $5.70          $6.55
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                                    .08            .03
Net gains (losses) (both realized and unrealized)                (1.04)           .15
-------------------------------------------------------------------------------------
Total from investment operations                                  (.96)           .18
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                              (.08)          (.10)
Distributions from realized gains                                 (.48)          (.93)
-------------------------------------------------------------------------------------
Total distributions                                               (.56)         (1.03)
-------------------------------------------------------------------------------------
Net asset value, end of period                                   $4.18          $5.70
-------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            $--            $--
-------------------------------------------------------------------------------------
Gross expenses prior to expense waiver/reimbursement(d),(e)      1.39%          1.38%(f)
-------------------------------------------------------------------------------------
Net expenses after expense waiver/reimbursement(e),(g),(h)       1.15%          1.38%(f)
-------------------------------------------------------------------------------------
Net investment income (loss)                                     1.58%           .80%(f)
-------------------------------------------------------------------------------------
Portfolio turnover rate                                            24%            35%
-------------------------------------------------------------------------------------
Total return                                                   (18.38%)         3.03%(i)
-------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(i)  Not annualized.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  45

CLASS R4

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2008              2007           2006           2005           2004
Net asset value, beginning of period      $5.74          $5.90          $5.85          $5.36          $4.99
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .10(b)         .07(b)         .10            .07            .04
Net gains (losses) (both realized and
 unrealized)                              (1.04)           .78            .32            .70            .61
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.94)           .85            .42            .77            .65
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.10)          (.08)          (.08)          (.05)          (.04)
Distributions from realized gains          (.48)          (.93)          (.29)          (.23)          (.24)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.58)         (1.01)          (.37)          (.28)          (.28)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.22          $5.74          $5.90          $5.85          $5.36
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.15%          1.13%          1.00%          1.11%          1.36%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)           .81%          1.12%          1.00%          1.11%          1.06%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              1.90%          1.14%          1.69%          1.25%          1.12%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     24%            35%            46%            57%            59%
-----------------------------------------------------------------------------------------------------------
Total return                            (17.99%)        14.67%          7.55%         14.67%         13.14%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.

--------------------------------------------------------------------------------

 46 RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,                                   2008           2007(B)
Net asset value, beginning of period                             $5.72          $6.55
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                                    .09            .05
Net gains (losses) (both realized and unrealized)                (1.07)           .15
-------------------------------------------------------------------------------------
Total from investment operations                                  (.98)           .20
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                --           (.10)
Distributions from realized gains                                 (.48)          (.93)
-------------------------------------------------------------------------------------
Total distributions                                               (.48)         (1.03)
-------------------------------------------------------------------------------------
Net asset value, end of period                                   $4.26          $5.72
-------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            $--            $--
-------------------------------------------------------------------------------------
Total expenses(d),(e)                                             .92%           .83%(f)
-------------------------------------------------------------------------------------
Net investment income (loss)                                     1.81%          1.45%(f)
-------------------------------------------------------------------------------------
Portfolio turnover rate                                            24%            35%
-------------------------------------------------------------------------------------
Total return                                                   (18.41%)         3.40%(g)
-------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended July 31, 2008 were less than 0.01% of average net assets.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g)  Not annualized.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  47

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM ----------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE LARGE CAP VALUE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Large Cap Value Fund (the Fund) (one of the portfolios constituting the RiverSource Large Cap Series, Inc.) as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

--------------------------------------------------------------------------------

 48 RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Large Cap Value Fund of the RiverSource Large Cap Series, Inc. at July 31, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                            /s/ Ernst & Young
LLP
Minneapolis, Minnesota
September 22, 2008

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  49

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2008

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:

      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%
      U.S. Government Obligations...........................           1.83%

CAPITAL GAIN DISTRIBUTION - the Fund designates $6,362,065 to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

--------------------------------------------------------------------------------

 50 RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme     None
901 S. Marquette Ave.    since 2006         Court, 1998-2006; Attorney
Minneapolis, MN 55402
Age 54
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,            None
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners   None
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 53
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and   None
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 57                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant              None
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 73
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 69                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  51

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           None
901 S. Marquette Ave.    since 2004         Management, Inc. (private real
Minneapolis, MN 55402                       estate and asset management
Age 55                                      company)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer and          Idera
901 S. Marquette Ave.    since 2002         Director, RiboNovix, Inc. since      Pharmaceutical, Inc.
Minneapolis, MN 55402                       2003 (biotechnology); former         (biotechnology);
Age 64                                      President, Forester Biotech          Healthways, Inc.
                                                                                 (health management
                                                                                 programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management   None
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; Director, President, and
                                            Chief Executive Officer, Ameriprise
                                            Certificate Company since 2006;
                                            Chairman of the Board, Chief
                                            Executive Officer and President,
                                            RiverSource Distributors, Inc.
                                            since 2006; Senior Vice
                                            President -- Chief Investment
                                            Officer, Ameriprise Financial, Inc.
                                            and Chairman of the Board and Chief
                                            Investment Officer, RiverSource
                                            Investments, LLC, 2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

 52 RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Director and Senior Vice President, Asset
172 Ameriprise           2006               Management, Products and Marketing,
Financial Center                            RiverSource Investments, LLC since 2006;
Minneapolis, MN 55474                       Director and Vice President -- Asset
Age 42                                      Management, Products and Marketing,
                                            RiverSource Distributors, Inc. since 2006;
                                            Managing Director and Global Head of Product,
                                            Morgan Stanley Investment Management,
                                            2004-2006; President, Touchstone Investments,
                                            2002-2004
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 44                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Chief
Financial Center                            Financial Officer, RiverSource Distributors,
Minneapolis, MN 55474                       Inc. since 2006
Age 53
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Chief Counsel, RiverSource Distributors,
Minneapolis, MN 55474    since 2006         Inc. since 2006; Vice President, General
Age 49                                      Counsel and Secretary, Ameriprise Certificate
                                            Company since 2005; Vice President -- Asset
                                            Management Compliance, Ameriprise Financial,
                                            Inc., 2004-2005; Senior Vice President and
                                            Chief Compliance Officer, USBancorp Asset
                                            Management, 2002-2004
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 47                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  53

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 44                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 54 RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource Investments provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2008, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 9-10, 2008 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, particularly in the areas of trading systems, new product initiatives, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  55

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------

IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2007. The Board observed that the Fund's investment performance was appropriate in light of the particular management style and market conditions involved.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer group's median expense ratio shown in the reports. The Board also considered the Fund's performance incentive adjustment and noted its continued

--------------------------------------------------------------------------------

 56 RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

appropriateness. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 10, 2008, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  57

PROXY
VOTING ----------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 58 RIVERSOURCE LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

     RIVERSOURCE LARGE CAP VALUE FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed by
                                        RiverSource Investments, LLC. These companies are
                                        part of Ameriprise Financial, Inc.
       (RIVERSOURCE INVESTMENTS LOGO)   (C) 2008 RiverSource Distributors, Inc.                              S-6246 J (9/08)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

          (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

          (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.   Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended July 31, to Ernst & Young LLP for professional services rendered for the audits of the annual financial statements for RiverSource Large Cap Series, Inc. were as follows:

                         2008 - $79,060   2007 - $74,600

(b) Audit - Related Fees. The fees for the year ended July 31, to Ernst & Young LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 and the semiannual financial statement reviews for RiverSource Large Cap Series, Inc. were as follows:

                          2008 - $3,500   2007 - $3,180

(c) Tax Fees. The fees for the year ended July 31, to Ernst & Young LLP for tax compliance related services for RiverSource Large Cap Series, Inc. were as follows:

                          2008 - $51,540   2007 - $11,400

(d) All Other Fees. The fees for the year ended July 31, to Ernst & Young LLP for additional professional services rendered for RiverSource Large Cap Series, Inc. were as follows:

                              2008 - $0   2007 - $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2008 and 2007 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended July 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2008 - $668,240   2007 - $246,660

(h) 100% of the services performed in item (g) above during 2008 and 2007 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.   Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11.  Controls and Procedures.

          (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial

          Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

          (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

          (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

          (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

          (a)(3) Not applicable.

          (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                         RiverSource Large Cap Series, Inc.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date October 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date October 3, 2008


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial Officer

Date October 3, 2008